                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07747

                           Nuveen Multistate Trust I
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: May 31
                                                 ------

                    Date of reporting period: November 30, 2005
                                              -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated November
                                               30, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
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[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still historically low, many have begun to wonder if interest rates will continue to rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers later sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 20, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen Arizona, Colorado, and New Mexico Municipal Bond Funds. Scott, who has 5 years of investment experience, has managed the Funds since 2003.

--------------------------------------------------------------------------------


How did the Funds perform during the six months ended November 30, 2005?

The table on the next page provides total-return performance information for the three Funds discussed in this report for the six-month, one-year, five-year, and 10-year periods ended November 30, 2005. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer fund category average. The factors driving the performance of each Fund are discussed later in the report.

For Class A shares total-return at net asset value, all three Funds underperformed the national Lehman Brothers Municipal Bond Index as well as their respective Lipper peer group averages by a modest amount.

Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What strategies were used to manage the Funds during the six months ended November 30, 2005? How did these strategies influence performance throughout the period?

In general, the Funds' holdings in long-duration bonds had a negative impact on results. These interest-rate-sensitive securities were hurt as long-term interest rates rose for the first time in several years. The Funds' strongest performers tended to be bonds with shorter maturities, bonds offering high coupons, or securities with near-term call dates, all of which had reduced interest rate sensitivity. Our healthcare and housing investments also added to results. Healthcare bonds benefited from the improving financial condition of their issuers, leading to narrowing yield spreads, while housing bonds were helped by their generally higher levels of income, a valuable characteristic during a rising-rate environment.

Our overall management strategy was similar across all three Funds. However, because of differences in how the portfolios were structured and in-state market conditions, we also managed each Fund in distinct ways as circumstances required.

Careful duration management remained an important focus for us. To manage the Funds' volatility, we sought to keep their sensitivity to changes in interest rates in line with a target range that varied by portfolio and state market conditions. When adding new securities to the Funds, we generally favored premium-coupon intermediate bonds. We believed that bonds with 15- to 20-year maturity dates generally offered the best total-return prospects. As the yield curve flattened, we did not believe it was prudent to invest in longer-dated bonds, which offered insufficient extra income in exchange for higher levels of interest rate risk.

Turnover was generally limited across the three Funds. During the past six months, market conditions tended to favor bonds with shorter call dates and shorter durations. Because these types of securities were not widely available in the primary and secondary municipal market during the period, we generally looked to hold on to the bonds in the portfolios that offered these desirable qualities.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 11/30/05
--------------------------------------------------------------------------------

                                                   Average Annual
                                     Cumulative ---------------------
                                      6-Month   1-Year 5-Year 10-Year
                                     -          ---------------------
           Nuveen Arizona Municipal
             Bond Fund
             A Shares at NAV             -0.03%  3.27%  4.98%   4.75%
             A Shares at Offer           -4.26% -1.08%  4.09%   4.30%
           Lipper Arizona Municipal
             Debt Funds Category
             Average/1/                   0.05%  2.73%  4.85%   4.59%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------
           Nuveen Colorado Municipal
             Bond Fund
             A Shares at NAV              0.09%  4.34%  5.69%   5.15%
             A Shares at Offer           -4.09% -0.02%  4.79%   4.69%
           Lipper Colorado Municipal
             Debt Funds Category
             Average/1/                   0.20%  3.35%  5.33%   5.02%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------
           Nuveen New Mexico
             Municipal Bond Fund
             A Shares at NAV              0.01%  4.43%  5.24%   4.93%
             A Shares at Offer           -4.16%  0.07%  4.34%   4.48%
           Lipper Other States
             Municipal Debt Funds
             Category Average/1/          0.08%  2.67%  4.58%   4.52%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


Nuveen Arizona Municipal Bond Fund

The performance of the Nuveen Arizona Municipal Bond Fund was helped by the Fund's exposure to housing bonds. On the negative side, the Fund's longer-duration securities detracted from performance in a rising-interest-rate environment. Also, despite the generally strong overall relative performance of housing bonds, the return on the portfolio's holdings in Maricopa County Industrial Development Authority bonds for Syl-Mar Apartments lagged the market for that type of bond. These securities did poorly after the bonds, which had been trading at a significant premium, were called at par.

Trading activity was limited in the Arizona Fund throughout the reporting period. We sought to maintain the portfolio's shorter-duration, higher-coupon bonds because their defensive characteristics were valuable as interest rates rose. When we did have cash to reinvest - either because of bond calls or because of inflows into the Fund - we generally invested in bonds with 10-year calls and maturity dates ranging from 2019 to 2029.

Nuveen Colorado Municipal Bond Fund

The Nuveen Colorado Municipal Bond Fund benefited from revenue bonds issued for the Bromley East Charter School that were advance refunded during the last 12-month period. These bonds, which offer coupon interest of 7.25% and an original maturity date of 2030, had an investment-grade credit rating of Baa3 from Moody's when we purchased them but that was subsequently downgraded to Ba1 (S&P and Fitch rate the bonds BBB-minus). However, Colorado's strong legislative support for charter schools enabled the school to advance refund its debt,

--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended November 30, 2005. The Lipper categories contained 32, 32, 32 and 23 funds in the Lipper Arizona Municipal Debt Funds Category, 27, 27, 26 and 17 funds in the Lipper Colorado Municipal Debt Funds Category and 63, 63, 56 and 33 funds in the Lipper Other States Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended November 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report  Page 3
resulting in substantial price appreciation during the period. The Fund also benefited from some of its relatively defensive holdings, including high-coupon housing, lower-rated charter school, and lower- and nonrated hospital bonds. As in the Arizona Fund, the primary negative impact on performance came from the portfolio's long-duration holdings, which lagged as long-term rates rose.

Trading activity in the Colorado Fund was muted as well. We did not see much of a need to make major changes. We were generally comfortable with the portfolio's existing yield curve positioning. In our opinion, there was little benefit to investing in longer-dated bonds, given the likelihood of continued short-term rate increases from the Federal Reserve. We continued to look for intermediate-duration bonds because they appeared to offer the best tradeoff of risk versus reward. However, we found few suitable opportunities in the Colorado municipal marketplace during the past six months and made very few recent purchases. As part of our duration-management efforts, however, we did sell some of our zero-coupon bonds, which tend to be highly interest-rate sensitive and which we did not expect to perform well in the near future.

Nuveen New Mexico Municipal Bond Fund

The Nuveen New Mexico Municipal Bond Fund's underperformance of the national Lehman Brothers index and slight underperformance of its Lipper peer group can partly be attributed to a relative overexposure to long-duration bonds and a relative underexposure to short-duration bonds during the period. A positive influence, however, came from the number of advance refundings in the portfolio, with approximately 12% of our holdings falling into this category. These bonds were among the portfolio's best recent performers. The Fund also benefited from higher-coupon offerings - including both premium and lower-rated bonds - priced to relatively short call dates.

The New Mexico Fund's duration at the beginning of the period was slightly higher than we wished, encouraging us to take steps to moderate its sensitivity to interest rates. One of these steps was to sell some of our longer-dated, non-callable bonds. We redeployed the proceeds of those sales into shorter-term paper, particularly short-term cash equivalents, which were yielding sufficiently high levels of income after several years of rising short-term interest rates. As in the other two Funds, we continued to look to add intermediate bonds to the Fund when we found suitable investments. Although New Mexico has traditionally been a challenging state in which to find enough supply, we found ample opportunities to achieve our portfolio objectives during the reporting period. Accordingly, we were able to reduce our exposure to longer-dated Puerto Rico bonds, helping us achieve two goals, to reduce the Fund's duration and avoid excess exposure.

Dividend Information

During the reporting period, the Nuveen Colorado Municipal Bond Fund maintained its dividend, while the Nuveen Arizona and New Mexico Municipal Bond Funds experienced a dividend decrease. The reduction in dividend for the Arizona and New Mexico Funds reflected the low-interest-rate environment of the past several years. As bonds matured, were called, or were sold from the portfolio, the bonds purchased to replace the older holdings were generally offering lower prevailing yields.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's

--------------------------------------------------------------------------------

                           Semiannual Report  Page 4
net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of November 30, 2005, Nuveen Arizona and New Mexico Municipal Bond Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen Colorado Municipal Bond Fund had a positive UNII balance for both financial statement and tax purposes.



--------------------------------------------------------------------------------

                           Semiannual Report  Page 5

  Fund Spotlight as of 11/30/05               Nuveen Arizona Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.65   $10.64   $10.64   $10.65
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0345  $0.0275  $0.0295  $0.0360
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0138  $0.0138  $0.0138  $0.0138
    -----------------------------------------------------------------------
    Inception Date                      10/29/86  2/03/97  2/07/94  2/03/97
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.27% -1.08%
                 ---------------------------------------------
                 5-Year                           4.98%  4.09%
                 ---------------------------------------------
                 10-Year                          4.75%  4.30%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.48% -1.42%
                 ---------------------------------------------
                 5-Year                           4.20%  4.03%
                 ---------------------------------------------
                 10-Year                          4.14%  4.14%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.80%
                 ---------------------------------------------
                 5-Year                           4.40%
                 ---------------------------------------------
                 10-Year                          4.18%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.54%
                 ---------------------------------------------
                 5-Year                           5.19%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.89%  3.72%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.48%  3.33%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.08%  4.86%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.10%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.73%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.28%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.06%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.68%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.37%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             2.96%       -1.39%
                            -------------------------------------------
                            5-Year             4.74%        3.84%
                            -------------------------------------------
                            10-Year            4.74%        4.30%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             2.17%       -1.78%
                            -------------------------------------------
                            5-Year             3.94%        3.77%
                            -------------------------------------------
                            10-Year            4.14%        4.14%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             2.30%
                            -------------------------------------------
                            5-Year             4.14%
                            -------------------------------------------
                            10-Year            4.16%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             3.14%
                            -------------------------------------------
                            5-Year             4.93%
                            -------------------------------------------
                            10-Year            4.92%
                            -------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $96,595
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   14.61
            --------------------------------------------------------
            Average Duration                                    5.42
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Paid December 5, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                           Semiannual Report  Page 6

  Fund Spotlight as of 11/30/05               Nuveen Arizona Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     63.1%
AA                      14.9%
A                        9.6%
BBB                      9.4%
BB or Lower              1.1%
NR                       1.9%

Sectors/1/

                    Tax Obligation/Limited            21.7%
                    ---------------------------------------
                    Tax Obligation/General            13.4%
                    ---------------------------------------
                    U.S. Guaranteed                   12.9%
                    ---------------------------------------
                    Utilities                         12.1%
                    ---------------------------------------
                    Healthcare                        10.4%
                    ---------------------------------------
                    Water and Sewer                   10.0%
                    ---------------------------------------
                    Housing/Multifamily                7.5%
                    ---------------------------------------
                    Education and Civic Organizations  6.8%
                    ---------------------------------------
                    Other                              5.2%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $  999.70 $  996.70 $  997.80 $1,001.40 $1,020.61 $1,016.85 $1,017.85 $1,021.61
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.46 $    8.21 $    7.21 $    3.46 $    4.51 $    8.29 $    7.28 $    3.50
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.64%, 1.44% and .69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                           Semiannual Report  Page 7

  Fund Spotlight as of 11/30/05              Nuveen Colorado Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.36   $10.36   $10.34   $10.35
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0370
         --------------------------------------------------------------
         Inception Date              5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.34% -0.02%
                 ---------------------------------------------
                 5-Year                           5.69%  4.79%
                 ---------------------------------------------
                 10-Year                          5.15%  4.69%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.57% -0.43%
                 ---------------------------------------------
                 5-Year                           4.91%  4.75%
                 ---------------------------------------------
                 10-Year                          4.56%  4.56%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.81%
                 ---------------------------------------------
                 5-Year                           5.12%
                 ---------------------------------------------
                 10-Year                          4.59%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.58%
                 ---------------------------------------------
                 5-Year                           5.93%
                 ---------------------------------------------
                 10-Year                          5.34%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.05%  3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.60%  3.45%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.26%  5.04%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.30%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.85%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.16%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.54%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.05%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.45%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.80%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.55%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.55%       -0.81%
                            -------------------------------------------
                            5-Year             5.45%        4.55%
                            -------------------------------------------
                            10-Year            5.11%        4.66%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             2.78%       -1.20%
                            -------------------------------------------
                            5-Year             4.66%        4.49%
                            -------------------------------------------
                            10-Year            4.53%        4.53%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             2.93%
                            -------------------------------------------
                            5-Year             4.89%
                            -------------------------------------------
                            10-Year            4.55%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             3.69%
                            -------------------------------------------
                            5-Year             5.67%
                            -------------------------------------------
                            10-Year            5.30%
                            -------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $42,616
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.35
            --------------------------------------------------------
            Average Duration                                    5.75
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                           Semiannual Report  Page 8

  Fund Spotlight as of 11/30/05              Nuveen Colorado Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed      73.8%
AA                        8.9%
A                         4.6%
BBB                       9.1%
NR                        3.6%

Sectors/1/

                    Education and Civic Organizations 24.5%
                    ---------------------------------------
                    Tax Obligation/General            21.3%
                    ---------------------------------------
                    U.S. Guaranteed                   19.6%
                    ---------------------------------------
                    Healthcare                        11.6%
                    ---------------------------------------
                    Tax Obligation/Limited             6.2%
                    ---------------------------------------
                    Housing/Multifamily                5.6%
                    ---------------------------------------
                    Transportation                     3.8%
                    ---------------------------------------
                    Other                              7.4%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $1,000.90 $  997.20 $  998.40 $ 1002.10 $1,020.51 $1,016.75 $1,017.75 $1,021.51
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.56 $    8.31 $    7.31 $    3.56 $    4.61 $    8.39 $    7.38 $    3.60
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .91%, 1.66%, 1.46% and .71% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                           Semiannual Report  Page 9

  Fund Spotlight as of 11/30/05            Nuveen New Mexico Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.36   $10.36   $10.37   $10.41
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0275  $0.0290  $0.0355
         --------------------------------------------------------------
         Inception Date              9/16/92  2/18/97  2/24/97  2/24/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.43%  0.07%
                 ---------------------------------------------
                 5-Year                           5.24%  4.34%
                 ---------------------------------------------
                 10-Year                          4.93%  4.48%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.66% -0.34%
                 ---------------------------------------------
                 5-Year                           4.46%  4.29%
                 ---------------------------------------------
                 10-Year                          4.33%  4.33%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.83%
                 ---------------------------------------------
                 5-Year                           4.68%
                 ---------------------------------------------
                 10-Year                          4.39%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.59%
                 ---------------------------------------------
                 5-Year                           5.47%
                 ---------------------------------------------
                 10-Year                          5.14%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.94%  3.77%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.52%  3.37%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.21%  4.99%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.19%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.12%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.36%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.97%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.40%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.09%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.72%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.51%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.81%       -0.56%
                            -------------------------------------------
                            5-Year             4.93%        4.03%
                            -------------------------------------------
                            10-Year            4.91%        4.46%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             3.05%       -0.94%
                            -------------------------------------------
                            5-Year             4.15%        3.98%
                            -------------------------------------------
                            10-Year            4.32%        4.32%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             3.22%
                            -------------------------------------------
                            5-Year             4.37%
                            -------------------------------------------
                            10-Year            4.37%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             4.07%
                            -------------------------------------------
                            5-Year             5.16%
                            -------------------------------------------
                            10-Year            5.12%
                            -------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $55,809
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   15.06
            --------------------------------------------------------
            Average Duration                                    5.43
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                          Semiannual Report  Page 10

  Fund Spotlight as of 11/30/05            Nuveen New Mexico Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      72.2%
AA                       10.7%
A                         7.5%
BBB                       6.2%
NR                        3.4%

Sectors/1/

                    Tax Obligation/Limited            29.0%
                    ---------------------------------------
                    U.S. Guaranteed                   19.9%
                    ---------------------------------------
                    Education and Civic Organizations 16.8%
                    ---------------------------------------
                    Tax Obligation/General             9.2%
                    ---------------------------------------
                    Water and Sewer                    7.5%
                    ---------------------------------------
                    Housing/Single Family              4.6%
                    ---------------------------------------
                    Housing/Multifamily                4.5%
                    ---------------------------------------
                    Other                              8.5%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $1,000.10 $  996.40 $  997.20 $1,001.90 $1,020.56 $1,016.80 $1,017.80 $1,021.56
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.51 $    8.26 $    7.26 $    3.51 $    4.56 $    8.34 $    7.33 $    3.55
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .90%, 1.65%, 1.45% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                          Semiannual Report  Page 11

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.

--------------------------------------------------------------------------------

                                                      Nuveen    Nuveen     Nuveen
                                                     Arizona  Colorado New Mexico
                                                   Municipal Municipal  Municipal
                                                        Bond      Bond       Bond
                                                        Fund      Fund       Fund
---------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                              7,410,504 3,477,698  4,578,091
  Against                                             59,732    75,025     20,496
  Abstain                                            140,801    46,821    127,504
---------------------------------------------------------------------------------
Total                                              7,611,037 3,599,544  4,726,091
---------------------------------------------------------------------------------

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                       Robert P. Bremner
                         For                                  80,297,519
                         Withhold                              1,438,007
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Lawrence H. Brown
                         For                                  80,262,778
                         Withhold                              1,472,748
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Jack B. Evans
                         For                                  80,337,930
                         Withhold                              1,397,596
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William C. Hunter
                         For                                  80,349,837
                         Withhold                              1,385,689
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       David J. Kundert
                         For                                  80,328,201
                         Withhold                              1,407,325
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William J. Schneider
                         For                                  80,335,231
                         Withhold                              1,400,295
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                  80,318,111
                         Withhold                              1,417,415
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------

----
12

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                         Judith M. Stockdale
                           For                                80,365,761
                           Withhold                            1,369,765
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------
                         Eugene S. Sunshine
                           For                                80,349,064
                           Withhold                            1,386,462
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------

----
13

Portfolio of Investments (Unaudited)
NUVEEN ARIZONA MUNICIPAL BOND FUND
November 30, 2005


   Principal                                                                 Optional Call                   Market
Amount (000)  Description                                                      Provisions* Ratings**          Value
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples - 1.2%

  $      250  Casa Grande Industrial Development Authority, Arizona,       12/05 at 100.00       Aa3 $      253,723
               Pollution Control Revenue Bonds, Frito-Lay Inc./PepsiCo.,
               Series 1984, 6.650%, 12/01/14

         910  Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB        922,303
               Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
----------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 6.8%

       1,740  Arizona State University, Certificates of Participation,      9/14 at 100.00       AAA      1,870,570
               Series 2004, 5.250%, 9/01/22 - AMBAC Insured

       1,200  Arizona State University, System Revenue Bonds, Series        7/15 at 100.00       AAA      1,273,608
               2005, 5.000%, 7/01/19 - AMBAC Insured

         500  Arizona Student Loan Acquisition Authority, Student Loan     11/09 at 102.00       Aaa        529,895
               Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%,
               5/01/24 (Alternative Minimum Tax)

         115  Glendale Industrial Development Authority, Arizona, Revenue   5/06 at 102.00       AAA        118,650
               Bonds, Midwestern University, Series 1996A, 6.000%,
               5/15/16 - CONNIE LEE/AMBAC Insured

       1,730  Glendale Industrial Development Authority, Arizona, Revenue   5/11 at 101.00        A-      1,858,885
               Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21

         540  Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00        A-        553,997
               Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

         335  Yavapai County Community College District, Arizona, Revenue   1/06 at 100.00      BBB+        335,516
               Bonds, Series 1993, 6.000%, 7/01/12
----------------------------------------------------------------------------------------------------------------------
              Healthcare - 10.3%

       2,750  Arizona Health Facilities Authority, Hospital System         11/09 at 100.00      Baa3      2,828,485
               Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
               6.125%, 11/15/22

         200  Arizona Health Facilities Authority, Hospital Revenue         7/10 at 101.00        A-        223,636
               Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
               7/01/20

         235  Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00      Baa1        244,311
               Sun Health Corporation, Series 1997, 6.125%, 4/01/18

       2,000  Maricopa County Industrial Development Authority, Arizona,    7/08 at 101.00        A-      2,043,880
               Health Facility Revenue Bonds, Catholic Healthcare West,
               Series 1998A, 5.000%, 7/01/16

         900  Maricopa County Industrial Development Authority, Arizona,    7/14 at 100.00        A-        940,536
               Health Facility Revenue Bonds, Catholic Healthcare West,
               Series 2004A, 5.375%, 7/01/23

       2,500  Scottsdale Industrial Development Authority, Arizona,        12/11 at 101.00        A3      2,658,475
               Hospital Revenue Bonds, Scottsdale Healthcare, Series
               2001, 5.800%, 12/01/31

       1,055  Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00       N/R      1,005,531
               Revenue Bonds, Winslow Memorial Hospital, Series 1998,
               5.500%, 6/01/22
----------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 7.5%

       2,090  Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa      2,190,299
               Collateralized Multifamily Housing Revenue Bonds,
               Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
               (Alternative Minimum Tax)

       2,080  Phoenix Industrial Development Authority, Arizona,              No Opt. Call       N/R        209,664
               Subordinate Lien Multifamily Housing Revenue Bonds,
               Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 #

         560  Phoenix Industrial Development Authority, Arizona, GNMA       4/15 at 100.00       Aaa        561,008
               Collateralized Multifamily Housing Revenue Bonds, Park Lee
               Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
               Minimum Tax)

       4,000  Tucson Industrial Development Authority, Arizona, Senior      7/10 at 101.00        AA      4,252,080
               Living Facilities Revenue Bonds, Christian Care Project,
               Series 2000A, 5.625%, 7/01/20 - RAAI Insured
----------------------------------------------------------------------------------------------------------------------
              Housing/Single Family - 0.3%

         295  Maricopa County Industrial Development Authority, Arizona,    6/08 at 108.00       Aaa        313,075
               Single Family Mortgage Revenue Refunding Bonds,
               Mortgage-Backed Securities Program, Series 1998B, 6.200%,
               12/01/30 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
              Industrials - 1.6%

       1,495  Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB      1,509,173
               Solid Waste Disposal Revenue Bonds, Waste Management Inc.
               Project, Series 2003B, 4.450%, 3/01/28 (Alternative
               Minimum Tax) (Mandatory put 3/01/08)

----
14

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.4%

  $    1,345 Cochise County Industrial Development Authority, Arizona,    12/05 at 101.00       AAA $    1,361,934
              GNMA Collateralized Mortgage Revenue Refunding Bonds,
              Sierra Vista Care Center, Series 1994A, 6.750%, 11/20/19
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.3%

             Cochise County Unified School District 68, Sierra Vista,
             Arizona, General Obligation Refunding Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured                                 No Opt. Call       AAA        283,055
         300  7.500%, 7/01/10 - FGIC Insured                                 No Opt. Call       AAA        348,975

       1,500 Maricopa County School District 6, Arizona, General             No Opt. Call       AAA      1,672,320
              Obligation Refunding Bonds, Washington Elementary School,
              Series 2002A, 5.375%, 7/01/15 - FSA Insured

         675 Maricopa County Unified School District 11, Peoria,             No Opt. Call       AAA        662,479
              Arizona, General Obligation Refunding Bonds, Second Series
              1992, 0.000%, 7/01/06 - MBIA Insured

       1,000 Maricopa County Unified School District 11, Peoria,           7/15 at 100.00       AAA      1,058,110
              Arizona, General Obligation Bonds, Second Series 2005,
              5.000%, 7/01/20 - FGIC Insured

         425 Maricopa County School District 40, Glendale, Arizona,        1/06 at 101.00       AAA        430,368
              General Obligation Refunding and Improvement Bonds, Series
              1995, 6.250%, 7/01/10 (Pre-refunded to 1/01/06) - FSA
              Insured

         500 Maricopa County Unified School District 41, Gilbert,          7/08 at 100.00       AAA        532,995
              Arizona, School Improvement Bonds, Series 1995D, 6.250%,
              7/01/15 - FSA Insured

         310 Maricopa County Unified School District 80, Chandler,           No Opt. Call       AAA        349,968
              Arizona, School Improvement and Refunding Bonds, Series
              1994, 6.250%, 7/01/11 - FGIC Insured

       1,275 Maricopa County Unified School District 98, Fountain Hills,     No Opt. Call       AAA      1,251,349
              Arizona, General Obligation Bonds, Series 1992, 0.000%,
              7/01/06 - FGIC Insured

       2,150 Maricopa County Union High School District 210, Phoenix,      7/14 at 100.00       AAA      2,278,398
              Arizona, General Obligation Bonds, Series 2004A, 5.000%,
              7/01/19 - FSA Insured

         490 Maricopa County Union High School District 210, Phoenix,      7/15 at 100.00       AAA        515,710
              Arizona, General Obligation Bonds, Series 2005B, 5.000%,
              7/01/23 - MBIA Insured

       1,000 Pima County Unified School District 1, Tucson, Arizona,         No Opt. Call       AAA      1,163,250
              School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 -
              FGIC Insured

       2,000 Tucson, Arizona, General Obligation Bonds, Series 2001B,      7/11 at 100.00        AA      2,300,520
              5.750%, 7/01/16
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.5%

       4,000 Arizona School Facilities Board, School Improvement Revenue   7/14 at 100.00       AAA      4,505,840
              Bonds, Series 2004A, 5.750%, 7/01/17 - AMBAC Insured

       1,000 Arizona State Transportation Board, Subordinate Highway       7/14 at 100.00        AA      1,050,880
              Revenue Bonds, Series 2004B, 5.000%, 7/01/22

       1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00       Aaa      1,085,080
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/23 - MBIA Insured

         885 Bullhead City, Arizona, Special Assessment Bonds, East        1/06 at 100.00      Baa2        886,460
              Branch Sewer Improvement District, Series 1993, 6.100%,
              1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal       1/06 at 100.00      BBB+         80,177
              Facilities Revenue Bonds, Series 1992, 7.000%, 7/01/11

         537 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00       N/R        590,786
              Goodyear, Arizona, Special Assessment Lien Bonds, Series
              2001A, 7.875%, 7/01/25

         385 Flagstaff, Arizona, Junior Lien Street and Highway User         No Opt. Call       AAA        423,396
              Revenue Bonds, Series 1992, 5.900%, 7/01/10 - FGIC Insured

       1,115 Maricopa County Stadium District, Arizona, Revenue            6/12 at 100.00       Aaa      1,205,672
              Refunding Bonds, Series 2002, 5.375%, 6/01/17 - AMBAC
              Insured

             Peoria Improvement District, Arizona, Special Assessment
             District 8801 Bonds, North Valley Power Center, Series 1992:
         425  7.300%, 1/01/12                                              1/06 at 101.00        A-        430,546
         460  7.300%, 1/01/13                                              1/06 at 101.00        A-        466,003

----
15

Portfolio of Investments (Unaudited)
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

  $    1,400 Phoenix Civic Improvement Corporation, Arizona, Subordinate   7/15 at 100.00       AAA $    1,474,592
              Excise Tax Revenue Bonds, Civic Plaza Expansion Project,
              Series 2005A, 5.000%, 7/01/22 - FGIC Insured

          35 Phoenix, Arizona, Junior Lien Street and Highway User Tax     1/06 at 100.00        A+         35,081
              Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/11

       2,000 Puerto Rico Infrastructure Financing Authority, Special Tax   7/15 at 100.00      BBB+      1,968,200
              Revenue Bonds, Series 2005B, 5.000%, 7/01/41

         810 Scottsdale Preserve Authority, Arizona, Excise Tax Revenue      No Opt. Call       AAA        874,597
              Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

       2,550 Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series    7/13 at 100.00       AA+      2,694,152
              2003, 5.000%, 7/01/20

       2,770 Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004,        7/14 at 100.00       AAA      3,001,627
              5.250%, 7/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,        1/06 at 101.00       AAA        506,140
              6.400%, 7/01/12 (Alternative Minimum Tax) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.8%

         235 Arizona Health Facilities Authority, Hospital System          3/06 at 100.00       AAA        247,091
              Revenue Refunding Bonds, Phoenix Baptist Hospital and
              Medical Center Inc. and Medical Environments Inc., Series
              1992, 6.250%, 9/01/11 - MBIA Insured

       1,550 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00    BBB***      1,729,211
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 6.875%, 12/01/20 (Pre-refunded to 12/01/10)

         200 Arizona Municipal Finance Program, Certificates of              No Opt. Call       AAA        227,044
              Participation, City of Goodyear Loan, Series 20, 7.700%,
              8/01/10 - BIGI Insured

       2,255 Arizona State Transportation Board, Highway Revenue Bonds,    7/11 at 100.00       AAA      2,438,737
              Series 2001, 5.250%, 7/01/20 (Pre-refunded to 7/01/11)

         160 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00       AAA        169,058
              Bonds, Midwestern University, Series 1998A, 5.375%,
              5/15/28 (Pre-refunded to 5/15/08)

         195 Maricopa County, Arizona, Hospital Revenue Bonds, St.           No Opt. Call       AAA        215,040
              Luke's Hospital Medical Center, Series 1980, 8.750%,
              2/01/10

         595 Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00   Baa1***        627,790
              Sun Health Corporation, Series 1997, 6.125%, 4/01/18
              (Pre-refunded to 4/01/07)

         400 Maricopa County Industrial Development Authority, Arizona,    6/07 at 102.00      A***        425,044
              Education Revenue Bonds, Horizon Community Learning Center
              Project, Series 2000, 6.350%, 6/01/26 (Pre-refunded to
              6/01/07) - ACA Insured

       1,525 Maricopa County Industrial Development Authority, Arizona,      No Opt. Call       AAA      1,870,748
              Hospital Revenue Refunding Bonds, Samaritan Health
              Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

         180 Maricopa County School District 40, Glendale, Arizona,        1/06 at 101.00       AAA        182,266
              General Obligation Refunding and Improvement Bonds, Series
              1995, 6.200%, 7/01/09 (Pre-refunded to 1/01/06) - FSA
              Insured

       1,500 Mesa Industrial Development Authority, Arizona, Revenue       1/10 at 101.00       AAA      1,634,145
              Bonds, Discovery Health System, Series 1999A, 5.750%,
              1/01/25 (Pre-refunded to 1/01/10) - MBIA Insured

             Phoenix Civic Improvement Corporation, Arizona, Junior Lien
             Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured     7/10 at 101.00       AAA      1,444,155
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured     7/10 at 101.00       AAA      1,124,760
------------------------------------------------------------------------------------------------------------------
             Utilities - 11.9%

       1,000 Arizona Power Authority, Special Obligation Power Resource      No Opt. Call        AA      1,096,510
              Revenue Refunding Crossover Bonds, Hoover Project, Series
              2001, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Contract         5/06 at 100.00       AA-          5,014
              Revenue Bonds, Series 1991B, 6.500%, 11/01/11

       1,000 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-      1,021,730
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

       1,000 Mesa, Arizona, Utility System Revenue Bonds, Series 2002,     7/11 at 100.00       AAA      1,049,840
              5.000%, 7/01/20 - FGIC Insured

----
16

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

  $      115 Pima County Industrial Development Authority, Arizona,        1/06 at 101.00       AAA $      117,262
              Lease Obligation Revenue Refunding Bonds, Tucson Electric
              Power Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

       1,250 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA      1,316,025
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2005RR:
       4,500  5.000%, 7/01/26 - XLCA Insured                               7/15 at 100.00       AAA      4,707,360
       1,000  5.000%, 7/01/30 - XLCA Insured                               7/15 at 100.00       AAA      1,038,150

         500 Salt River Project Agricultural Improvement and Power           No Opt. Call        AA        542,770
              District, Arizona, Electric System Revenue Refunding
              Bonds, Series 1993A, 5.750%, 1/01/10

         590 Salt River Project Agricultural Improvement and Power         1/13 at 100.00        AA        620,757
              District, Arizona, Electric System Revenue Bonds, Series
              2002B, 5.000%, 1/01/22
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.8%

       1,035 Arizona Water Infrastructure Finance Authority, Water        10/14 at 100.00       AAA      1,090,455
              Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/22

       1,005 Cottonwood, Arizona, Senior Lien Water System Revenue         7/14 at 100.00       AAA      1,043,682
              Bonds, Municipal Property Corporation, Series 2004,
              5.000%, 7/01/24 - XLCA Insured

             Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series
             1992:
         100  7.000%, 7/01/06                                              1/06 at 100.00      BBB-        100,275
         100  7.000%, 7/01/07                                              1/06 at 100.00      BBB-        100,270

         660 Oro Valley Municipal Property Corporation, Arizona, Senior    7/13 at 100.00       AAA        693,271
              Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
              MBIA Insured

         875 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00       AAA        915,040
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       2,600 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00       AAA      2,690,506
              Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
              FGIC Insured

       1,415 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00        AA      1,418,450
              Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22

       1,405 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/15 at 100.00       AAA      1,461,931
              Water System Revenue Bonds, Series 2005, 5.000%, 7/01/29 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
  $   91,892 Total Long-Term Investments (cost $93,182,004) - 98.9%                                     95,550,347
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.1%                                                        1,044,683
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   96,595,030
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           # Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments (Unaudited)
NUVEEN COLORADO MUNICIPAL BOND FUND
November 30, 2005


   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 24.4%

   $   1,245 Adams State College, Alamosa, Colorado, Auxiliary             5/14 at 100.00       AAA $    1,330,382
              Facilities Revenue Bonds, Series 2004A, 5.250%, 5/15/24 -
              MBIA Insured

         430 Boulder County, Colorado, Development Revenue Bonds,          9/13 at 100.00       AAA        446,908
              University Corporation for Atmospheric Research, Series
              2003, 5.000%, 9/01/23 - AMBAC Insured

       1,020 Colorado Educational and Cultural Facilities Authority,      12/15 at 100.00       AAA      1,071,653
              Charter School Revenue Bonds, Woodrow Wilson Academy
              Charter School, Series 2005A, 5.125%, 12/01/25 - XLCA
              Insured

         500 Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00        AA        546,370
              School Revenue Bonds, Ave Maria School, Series 2000,
              6.125%, 12/01/25 - RAAI Insured

         600 Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00       BBB        657,336
              Charter School Revenue Bonds, Academy Charter School -
              Douglas County School District Re. 1, Series 2000, 6.875%,
              12/15/20

       1,000 Colorado Educational and Cultural Facilities Authority,       8/15 at 100.00       AAA      1,092,280
              Charter School Revenue Bonds, Ridgeview Classical Schools,
              Series 2005A, 5.500%, 8/15/25 - XLCA Insured

       1,440 Colorado Educational and Cultural Facilities Authority,       5/14 at 100.00       AAA      1,551,010
              Charter School Revenue Bonds, Academy of Charter Schools -
              Adams County School District 12, Series 2004, 5.250%,
              5/01/17 - XLCA Insured

       1,130 Colorado Educational and Cultural Facilities Authority,       2/14 at 100.00       AAA      1,220,084
              Charter School Revenue Bonds, Aurora Academy, Series 2004,
              5.375%, 2/15/19 - XLCA Insured

       1,355 Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00       AAA      1,438,427
              Charter School Revenue Bonds, University of Northern
              Colorado Lab School, Series 2004, 5.250%, 6/01/24 - XLCA
              Insured

       1,000 University of Colorado, Enterprise System Revenue Bonds,      6/14 at 100.00       AAA      1,045,430
              Series 2004, 5.000%, 6/01/24 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.5%

         500 Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00       N/R        533,420
              Revenue Bonds, Series 2000, 6.800%, 10/15/24

       1,000 Colorado Health Facilities Authority, Revenue Bonds,          9/14 at 100.00        A3      1,008,560
              Parkview Medical Center, Series 2004, 5.000%, 9/01/25

         500 Colorado Health Facilities Authority, Revenue Bonds,          9/09 at 101.00       N/R        512,930
              Steamboat Springs Healthcare Association, Series 1999,
              5.700%, 9/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00       BBB        523,775
              Valley Medical Center, Series 2001, 5.800%, 1/15/27

         885 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00        A-        960,942
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30

         750 Denver Health and Hospitals Authority, Colorado, Revenue     12/14 at 100.00       BBB        821,565
              Bonds, Series 2004A, 6.250%, 12/01/33

         500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-        539,905
              Memorial Hospital, Series 2003, 6.375%, 12/01/23
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.5%

       1,300 Englewood, Colorado, Multifamily Housing Revenue Refunding   12/06 at 102.00      BBB+      1,337,102
              Bonds, Marks Apartments Project, Series 1996, 6.650%,
              12/01/26

       1,000 Lakewood, Colorado, FHA-Insured Multifamily Housing           4/06 at 102.00       AAA      1,021,110
              Mortgage Revenue Bonds, Heights by Marston Lake Project,
              Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.2%

         160 Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00       Aa2        163,827
              Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

         210 Colorado Housing Finance Authority, Single Family Program    10/09 at 105.00       Aa2        221,456
              Senior Bonds, Series 2000A-2, 7.450%, 10/01/16
              (Alternative Minimum Tax)

         110 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00        AA        112,950
              Senior Bonds, Series 2000C-3, 7.150%, 10/01/30
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.7%

         500 Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00       AAA        514,860
              Revenue Refunding Bonds, Christian Living Campus - Johnson
              Center Nursing Facility, Series 1997A, 7.050%, 1/01/19

       1,000 Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00        AA      1,047,270
              Covenant Retirement Communities Inc., Series 2002A,
              5.500%, 12/01/33 - RAAI Insured

----
18

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 21.2%

   $   2,000 Arapahoe County School District 6, Littleton, Colorado,      12/12 at 100.00       AAA $    2,151,260
              General Obligation Bonds, Series 2002, 5.250%, 12/01/21 -
              FGIC Insured

         500 Bowles Metropolitan District, Colorado, General Obligation   12/13 at 100.00       AAA        549,890
              Bonds, Series 2003, 5.500%, 12/01/28 - FSA Insured

       2,150 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa      2,426,125
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured

       1,085 El Paso County School District 20, Academy, Colorado,        12/13 at 100.00       Aaa      1,195,171
              General Obligation Bonds, Series 2003, 5.500%, 12/15/23 -
              FGIC Insured

         500 El Paso County School District 38, Lewis Palmer, Colorado,      No Opt. Call       Aa3        593,950
              General Obligation Refunding Bonds, Series 2001, 6.000%,
              12/01/21

       1,000 El Paso County School District 49, Falcon, Colorado,         12/11 at 100.00       AAA      1,089,640
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

       1,000 Fremont County School District Re-1, Cannon City, Colorado,  12/13 at 100.00       Aaa      1,044,560
              General Obligation Bonds, Series 2003, 5.000%, 12/01/24 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 6.2%

       1,420 Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open     11/15 at 100.00       AAA      1,541,694
              Space, Series 2005B, 5.250%, 11/01/21 - FSA Insured

       1,000 Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00       AAA      1,096,710
              Fairgrounds and Events Center, Series 2002, 5.500%,
              12/15/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 3.8%

         470 Eagle County Air Terminal Corporation, Colorado, Airport      5/11 at 101.00       N/R        494,069
              Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21
              (Alternative Minimum Tax)

       1,000 Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00       AAA      1,105,910
              Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 -
              AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 19.5%

       4,000 Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call       AAA      3,331,800
              Bonds, Series 1984A, 0.000%, 9/01/10

         600 Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00    Ba1***        697,686
              Charter School Revenue Bonds, Bromley East Charter School,
              Series 2000A, 7.250%, 9/15/30 (Pre-refunded to 9/15/11)

         500 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00     A+***        575,795
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/23 (Pre-refunded to 11/15/11)

         865 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00     A-***        977,666
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30 (Pre-refunded to 12/15/10)

         900 Colorado Springs, Colorado, Utility System Revenue Bonds,       No Opt. Call       AAA      1,081,663
              Series 1978B, 6.600%, 11/15/18

       2,500 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90       AAA      1,663,750
              Bonds, Series 2000B, 0.000%, 9/01/14 (Pre-refunded to
              9/01/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Utilities - 2.5%

       1,000 Platte River Power Authority, Colorado, Power Revenue         6/12 at 100.00        AA      1,081,320
              Refunding Bonds, Series 2002EE, 5.375%, 6/01/17
------------------------------------------------------------------------------------------------------------------
   $  41,125 Total Long-Term Investments (cost $40,034,463) - 99.5%                                     42,418,211
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.5%                                                          197,596
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   42,615,807
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments (Unaudited)
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
November 30, 2005


   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 16.4%

  $    1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $    1,562,070
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

         750 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00      BBB-        765,563
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31

             Santa Fe, New Mexico, Educational Facilities Revenue
             Refunding and Improvement Bonds, College of Santa Fe,
             Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-        508,670
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-        503,320

       2,500 University of New Mexico, Revenue Refunding Bonds, Series       No Opt. Call        AA      2,921,125
              1992A, 6.000%, 6/01/21

       2,000 University of New Mexico, Subordinate Lien Revenue            6/12 at 100.00        AA      2,094,160
              Refunding and Improvement Bonds, Series 2002A, 5.000%,
              6/01/22

         750 University of New Mexico, Subordinate Lien Revenue            6/13 at 100.00        AA        808,740
              Refunding Bonds, Series 2003A, 5.250%, 6/01/18
------------------------------------------------------------------------------------------------------------------
             Healthcare - 3.6%

       2,000 Farmington, New Mexico, Hospital Revenue Bonds, San Juan      6/14 at 100.00        A3      2,036,740
              Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.4%

       1,815 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/09 at 101.00       N/R      1,835,455
              Refunding and Improvement Bonds, El Centro Senior Housing
              Complex, Series 1999, 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa        614,664
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.5%

          55 New Mexico Mortgage Finance Authority, Single Family          1/06 at 100.00       AAA         55,819
              Mortgage Program Bonds, Series 1995A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

         425 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA        426,046
              Mortgage Program Bonds, Series 1996D-1, 6.250%, 7/01/22

         440 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA        441,144
              Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         275 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA        284,727
              Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

         690 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA        695,444
              Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

         605 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA        609,925
              Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Information Technology - 0.9%

         500 Sandoval County, New Mexico, Incentive Payment Revenue        6/15 at 100.00        A+        523,490
              Bonds, Intel Corporation Project, Series 2005, 5.000%,
              6/01/20
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 3.7%

       1,970 Sandoval County, New Mexico, General Obligation Bonds,        4/14 at 100.00       Aaa      2,071,494
              Series 2004, 5.000%, 4/15/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 28.5%

       3,005 Bernalillo County, New Mexico, Gross Receipts Tax Revenue     6/09 at 100.00       AAA      3,161,801
              Bonds, Series 2004, 5.250%, 6/15/19 - AMBAC Insured

             Dona Ana County, New Mexico, Gross Receipts Tax Revenue
             Refunding and Improvement Bonds, Series 2003:
         360  5.250%, 5/01/25 - AMBAC Insured                              5/13 at 100.00       Aaa        385,506
         545  5.250%, 5/01/28 - AMBAC Insured                              5/13 at 100.00       Aaa        574,915

       1,160 Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A,    6/13 at 100.00       Aaa      1,215,924
              5.000%, 6/01/24 - AMBAC Insured

----
20

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

  $    1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa $    1,575,323
              Refunding Bonds, Series 2002, 5.125%, 6/01/30 - AMBAC
              Insured

             New Mexico Finance Authority, Senior Lien Transportation
             Revenue Bonds, Series 2004A:
       1,000  5.250%, 6/15/23 - MBIA Insured                               6/14 at 100.00       AAA      1,075,810
       2,000  5.250%, 6/15/24 - MBIA Insured                               6/14 at 100.00       AAA      2,150,120

       1,000 San Juan County, New Mexico, Subordinate Gross Receipts Tax   9/11 at 101.00       AAA      1,040,850
              Revenue Bonds, Series 2001A, 5.125%, 9/15/26 - AMBAC
              Insured

       4,000 Santa Fe County, New Mexico, Correctional System Gross          No Opt. Call       AAA      4,683,960
              Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
              FSA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 19.5%

       3,750 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA      3,013,950
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00     AA***      2,127,860
              Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded to
              10/01/09)

       1,215 New Mexico Finance Authority, Court Automation Fee Revenue    6/11 at 100.00       AAA      1,292,213
              Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded to
              6/15/11) - MBIA Insured

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00       AAA      1,151,287
              Office Building Bonds, Series 2000, 6.000%, 9/01/26
              (Pre-refunded to 9/01/09)

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15 (Pre-refunded to 8/01/11)                    8/11 at 101.00    AA-***      2,221,380
       1,000  5.500%, 8/01/30 (Pre-refunded to 8/01/11)                    8/11 at 101.00    AA-***      1,098,020
------------------------------------------------------------------------------------------------------------------
             Utilities - 3.8%

       1,500 Farmington, New Mexico, Pollution Control Revenue Bonds,     10/09 at 102.00       BBB      1,619,115
              Public Service Company of New Mexico, Series 1999A,
              6.600%, 10/01/29 (Alternative Minimum Tax)

         135 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA        143,764
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured

         300 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA        331,490
              Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 - MBIA
              Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.3%

       1,000 Albuquerque, New Mexico, Joint Water and Sewer System           No Opt. Call       AAA        947,490
              Revenue Bonds, Series 1990A, 0.000%, 7/01/07 - FGIC Insured

       1,000 New Mexico Finance Authority, Public Project Revolving Fund   6/15 at 100.00       Aaa      1,045,130
              Revenue Bonds, Series 2005C, 5.000%, 6/15/25 - AMBAC
              Insured

       1,000 New Mexico Finance Authority, Public Project Revolving Fund   6/14 at 100.00       AAA      1,045,430
              Revenue Bonds, Series 2004C, 5.000%, 6/01/24 - AMBAC
              Insured

       1,000 Roswell, New Mexico, Joint Water and Sewerage Revenue         6/15 at 100.00       Aaa      1,052,140
              Bonds, Series 2005, 5.000%, 6/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
  $   49,415 Total Long-Term Investments (cost $49,018,547) - 92.6%                                 $   51,712,074
------------------------------------------------------------------------------------------------------------------
------------

----
21

Portfolio of Investments (Unaudited)
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                                  Market
Amount (000) Description                                                    Ratings**          Value
----------------------------------------------------------------------------------------------------
             Short-Term Investments - 5.3%

  $    2,950 Puerto Rico Government Development Bank, Adjustable                  A-1 $    2,950,000
              Refunding Bonds, Variable Rate Demand Obligations,
              Series 1985, 2.850%, 12/01/15 - MBIA Insured +
----------------------------------------------------------------------------------------------------

  $    2,950 Total Short-Term Investments (cost $2,950,000)                                2,950,000
----------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $51,968,547) - 97.9%                                 54,662,074
             --------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.1%                                          1,146,765
             --------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $   55,808,839
             --------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
22

Statement of Assets and Liabilities (Unaudited)
November 30, 2005


                                                                                                 Arizona     Colorado
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $93,182,004, $40,034,463, and $51,968,547, respectively) $95,550,347  $42,418,211
Cash                                                                                                 --           --
Receivables:
  Interest                                                                                    1,855,772      718,603
  Investments sold                                                                               10,000           --
  Shares sold                                                                                    11,577       24,304
Other assets                                                                                        171           76
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                             97,427,867   43,161,194
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                   13,834      288,711
Payable for shares redeemed                                                                     396,495       57,273
Accrued expenses:
  Management fees                                                                                42,972       18,979
  12b-1 distribution and service fees                                                            20,268       12,411
  Other                                                                                          50,770       26,631
Dividends payable                                                                               308,498      141,382
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           832,837      545,387
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                  $96,595,030  $42,615,807
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                  $67,492,320  $31,707,374
Shares outstanding                                                                            6,334,448    3,060,740
Net asset value per share                                                                   $     10.65  $     10.36
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                           $     11.12  $     10.81
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                  $ 4,613,495  $ 5,048,180
Shares outstanding                                                                              433,498      487,345
Net asset value and offering price per share                                                $     10.64  $     10.36
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                  $ 9,187,562  $ 5,101,143
Shares outstanding                                                                              863,655      493,423
Net asset value and offering price per share                                                $     10.64  $     10.34
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                  $15,301,653  $   759,110
Shares outstanding                                                                            1,437,200       73,349
Net asset value and offering price per share                                                $     10.65  $     10.35
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                             $94,229,966  $41,323,285
Undistributed (Over-distribution of) net investment income                                     (120,027)       7,677
Accumulated net realized gain (loss) from investments                                           116,748   (1,098,903)
Net unrealized appreciation (depreciation) of investments                                     2,368,343    2,383,748
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                  $96,595,030  $42,615,807
----------------------------------------------------------------------------------------------------------------------

                                                                                              New Mexico
--------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $93,182,004, $40,034,463, and $51,968,547, respectively) $54,662,074
Cash                                                                                            550,139
Receivables:
  Interest                                                                                      909,520
  Investments sold                                                                                   --
  Shares sold                                                                                     9,576
Other assets                                                                                         97
--------------------------------------------------------------------------------------------------------
    Total assets                                                                             56,131,406
--------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                       --
Payable for shares redeemed                                                                      72,479
Accrued expenses:
  Management fees                                                                                24,709
  12b-1 distribution and service fees                                                            15,105
  Other                                                                                          33,782
Dividends payable                                                                               176,492
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           322,567
--------------------------------------------------------------------------------------------------------
Net assets                                                                                  $55,808,839
--------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                  $43,108,582
Shares outstanding                                                                            4,161,561
Net asset value per share                                                                   $     10.36
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                           $     10.81
--------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                  $ 4,715,849
Shares outstanding                                                                              455,207
Net asset value and offering price per share                                                $     10.36
--------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                  $ 7,091,395
Shares outstanding                                                                              683,784
Net asset value and offering price per share                                                $     10.37
--------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                  $   893,013
Shares outstanding                                                                               85,822
Net asset value and offering price per share                                                $     10.41
--------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------
Capital paid-in                                                                             $54,293,886
Undistributed (Over-distribution of) net investment income                                      (84,965)
Accumulated net realized gain (loss) from investments                                        (1,093,609)
Net unrealized appreciation (depreciation) of investments                                     2,693,527
--------------------------------------------------------------------------------------------------------
Net assets                                                                                  $55,808,839
--------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
23

Statement of Operations (Unaudited)
Six Months Ended November 30, 2005

                                                                      Arizona     Colorado    New Mexico
---------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 2,404,628  $1,072,609  $ 1,341,481
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         265,580     117,159      150,976
12b-1 service fees - Class A                                             69,009      32,157       43,279
12b-1 distribution and service fees - Class B                            22,533      24,833       23,220
12b-1 distribution and service fees - Class C                            33,553      19,574       25,660
Shareholders' servicing agent fees and expenses                          27,403      12,471       14,379
Custodian's fees and expenses                                            23,238      14,808       16,492
Trustees' fees and expenses                                                 954         435          401
Professional fees                                                         5,028       3,775        3,979
Shareholders' reports - printing and mailing expenses                    19,851       9,304       13,925
Federal and state registration fees                                       3,564         405        2,764
Other expenses                                                            2,102         899        1,094
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              472,815     235,820      296,169
  Custodian fee credit                                                  (10,403)     (5,171)      (9,095)
---------------------------------------------------------------------------------------------------------
Net expenses                                                            462,412     230,649      287,074
---------------------------------------------------------------------------------------------------------
Net investment income                                                 1,942,216     841,960    1,054,407
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                (2,490)    137,643          161
Net change in unrealized appreciation (depreciation) of investments  (1,911,205)   (966,560)  (1,073,661)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,913,695)   (828,917)  (1,073,500)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $    28,521  $   13,043  $   (19,093)
---------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
24

Statement of Changes in Net Assets (Unaudited)

                                                                       Arizona                        Colorado
                                                           ------------------------------  -----------------------------
                                                           Six Months Ended     Year Ended Six Months Ended    Year Ended
                                                                   11/30/05        5/31/05         11/30/05       5/31/05
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $ 1,942,216  $  4,092,915       $   841,960  $ 1,726,792
Net realized gain (loss) from investments                            (2,490)    2,596,442           137,643      131,374
Net change in unrealized appreciation (depreciation)
 of investments                                                  (1,911,205)      117,207          (966,560)   1,956,784
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                28,521     6,806,564            13,043    3,814,950
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                        (1,385,508)   (2,928,891)         (644,763)  (1,269,547)
  Class B                                                           (76,867)     (185,406)          (85,181)    (184,302)
  Class C                                                          (154,517)     (302,027)          (91,695)    (171,908)
  Class R                                                          (327,298)     (692,950)          (16,519)     (29,969)
From accumulated net realized gains from investments:
  Class A                                                                --    (1,032,659)               --           --
  Class B                                                                --       (78,564)               --           --
  Class C                                                                --      (126,181)               --           --
  Class R                                                                --      (234,031)               --           --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders        (1,944,190)   (5,580,709)         (838,158)  (1,655,726)
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                      3,836,096     9,116,790         2,480,819    5,947,011
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                      854,861     2,442,934           385,844      676,967
--------------------------------------------------------------------------------------------------------------------------
                                                                  4,690,957    11,559,724         2,866,663    6,623,978
Cost of shares redeemed                                          (4,520,709)  (13,642,222)       (3,148,116)  (7,466,036)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                       170,248    (2,082,498)         (281,453)    (842,058)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            (1,745,421)     (856,643)       (1,106,568)   1,317,166
Net assets at the beginning of period                            98,340,451    99,197,094        43,722,375   42,405,209
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                 $96,595,030  $ 98,340,451       $42,615,807  $43,722,375
--------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                           $  (120,027) $   (118,053)      $     7,677  $     3,875
--------------------------------------------------------------------------------------------------------------------------

                                                                     New Mexico
                                                           -----------------------------
                                                           Six Months Ended    Year Ended
                                                                   11/30/05       5/31/05
-----------------------------------------------------------------------------------------
Operations
Net investment income                                           $ 1,054,407  $ 2,171,325
Net realized gain (loss) from investments                               161      126,581
Net change in unrealized appreciation (depreciation)
 of investments                                                  (1,073,661)   2,494,422
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               (19,093)   4,792,328
-----------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                          (868,668)  (1,759,238)
  Class B                                                           (80,294)    (176,889)
  Class C                                                          (117,997)    (205,232)
  Class R                                                           (18,782)     (37,841)
From accumulated net realized gains from investments:
  Class A                                                                --           --
  Class B                                                                --           --
  Class C                                                                --           --
  Class R                                                                --           --
-----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders        (1,085,741)  (2,179,200)
-----------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                      4,363,316    5,200,082
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                      606,365      966,534
-----------------------------------------------------------------------------------------
                                                                  4,969,681    6,166,616
Cost of shares redeemed                                          (2,929,100)  (6,911,710)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                     2,040,581     (745,094)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               935,747    1,868,034
Net assets at the beginning of period                            54,873,092   53,005,058
-----------------------------------------------------------------------------------------
Net assets at the end of period                                 $55,808,839  $54,873,092
-----------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                           $   (84,965) $   (53,631)
-----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
25

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
26

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Arizona
                                                    -----------------------------------------------
                                                       Six Months Ended           Year Ended
                                                           11/30/05                 5/31/05
                                                    ---------------------  ------------------------
                                                       Shares       Amount      Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            203,621  $ 2,191,585     634,465  $  6,902,724
  Class A - automatic conversion of Class B shares     2,574       27,308          --            --
  Class B                                              4,857       52,233      17,659       191,744
  Class C                                            138,499    1,484,834     171,209     1,856,500
  Class R                                              7,497       80,136      15,286       165,822
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             52,820      571,150     146,176     1,584,281
  Class B                                              1,983       21,415       6,715        72,635
  Class C                                              4,822       52,057      16,543       179,030
  Class R                                             19,464      210,239      56,050       606,988
----------------------------------------------------------------------------------------------------
                                                     436,137    4,690,957   1,064,103    11,559,724
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (314,617)  (3,380,969)   (853,648)   (9,263,294)
  Class B                                            (12,228)    (131,978)   (157,989)   (1,707,239)
  Class B - automatic conversion to Class A shares    (2,576)     (27,308)         --            --
  Class C                                            (59,661)    (638,331)   (106,006)   (1,148,747)
  Class R                                            (31,968)    (342,123)   (140,384)   (1,522,942)
----------------------------------------------------------------------------------------------------
                                                    (421,050)  (4,520,709) (1,258,027)  (13,642,222)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                               15,087  $   170,248    (193,924) $ (2,082,498)
----------------------------------------------------------------------------------------------------


----
27

                                                                      Colorado
                                                    --------------------------------------------
                                                       Six Months Ended          Year Ended
                                                           11/30/05               5/31/05
                                                    ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            125,211  $ 1,305,817   420,886  $ 4,387,728
  Class A - automatic conversion of Class B shares    11,584      122,035        --           --
  Class B                                              4,864       51,012    25,991      270,769
  Class C                                             81,590      854,868   111,944    1,154,439
  Class R                                             14,185      147,087    12,813      134,075
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             28,455      298,659    48,272      499,555
  Class B                                              2,779       29,180     6,551       67,707
  Class C                                              4,124       43,202     7,901       81,562
  Class R                                              1,410       14,803     2,720       28,143
-------------------------------------------------------------------------------------------------
                                                     274,202    2,866,663   637,078    6,623,978
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (168,339)  (1,751,231) (460,977)  (4,784,955)
  Class B                                            (28,875)    (305,005)  (97,001)  (1,004,669)
  Class B - automatic conversion to Class A shares   (11,587)    (122,035)       --           --
  Class C                                            (74,083)    (771,291) (160,445)  (1,640,755)
  Class R                                            (18,907)    (198,554)   (3,356)     (35,657)
-------------------------------------------------------------------------------------------------
                                                    (301,791)  (3,148,116) (721,779)  (7,466,036)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                              (27,589) $  (281,453)  (84,701) $  (842,058)
-------------------------------------------------------------------------------------------------

                                                                     New Mexico
                                                    --------------------------------------------
                                                       Six Months Ended          Year Ended
                                                           11/30/05               5/31/05
                                                    ---------------------  ---------------------
                                                       Shares       Amount    Shares       Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            329,135  $ 3,453,555   389,716  $ 4,040,700
  Class A - automatic conversion of Class B shares     4,716       50,007     3,407       35,774
  Class B                                              3,068       32,218    19,491      201,233
  Class C                                             78,663      827,536    88,460      922,162
  Class R                                                 --           --        20          213
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             43,990      462,409    69,794      720,936
  Class B                                              4,781       50,258    10,008      103,384
  Class C                                              7,376       77,670    10,643      110,121
  Class R                                              1,518       16,028     3,094       32,093
-------------------------------------------------------------------------------------------------
                                                     473,247    4,969,681   594,633    6,166,616
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (248,766)  (2,610,991) (581,364)  (6,027,938)
  Class B                                            (21,681)    (227,181)  (62,576)    (648,338)
  Class B - automatic conversion to Class A shares    (4,716)     (50,007)   (3,404)     (35,774)
  Class C                                             (3,900)     (40,921)  (17,879)    (184,075)
  Class R                                                 --           --    (1,484)     (15,585)
-------------------------------------------------------------------------------------------------
                                                    (279,063)  (2,929,100) (666,707)  (6,911,710)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                              194,184  $ 2,040,581   (72,074) $  (745,094)
-------------------------------------------------------------------------------------------------


----
28

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended November 30, 2005, were as follows:

                                     Arizona   Colorado New Mexico
             -----------------------------------------------------
             Purchases            $7,973,076 $2,662,575 $4,758,365
             Sales and maturities  6,718,161  2,339,367  5,521,225
             -----------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At November 30, 2005, the cost of investments was as follows:

                                    Arizona    Colorado  New Mexico
            -------------------------------------------------------
            Cost of investments $93,155,955 $40,031,005 $51,963,364
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2005, were as follows:

                                                               Arizona    Colorado  New Mexico
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 3,693,591  $2,442,003  $2,791,180
  Depreciation                                             (1,299,199)    (54,797)    (92,470)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $ 2,394,392  $2,387,206  $2,698,710
----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, the Funds' last fiscal year end, were as follows:

                                                Arizona Colorado New Mexico
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Undistributed net tax-exempt income*      $183,216 $140,453   $118,702
     Undistributed net ordinary income**             --       --         --
     Undistributed net long-term capital gains  119,237       --         --
     ----------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended May 31, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                  Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,144,093 $1,654,161 $2,198,535
Distributions from net ordinary income**               --         --        801
Distributions from net long-term capital gains  1,471,435         --         --
-------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                        Colorado New Mexico
                     --------------------------------------
                     --------------------------------------
                     Expiration Year:
                       2008           $  338,828 $  220,781
                       2009              374,552    338,997
                       2010               97,920         --
                       2011              220,293    309,022
                       2012              204,953    161,533
                     --------------------------------------
                     Total            $1,236,546 $1,030,333
                     --------------------------------------

At May 31, 2005, the Funds' last fiscal year end, New Mexico elected to defer $63,437 of net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.


----
29

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of November 30, 2005, the complex-level fee rate was .1898%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended November 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Arizona Colorado New Mexico
             ------------------------------------------------------
             Sales charges collected    $44,822  $20,460    $87,520
             Paid to authorized dealers  38,175   17,827     75,665
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
30

During the six months ended November 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Arizona Colorado New Mexico
                -----------------------------------------------
                Commission advances $15,586   $9,204    $16,012
                -----------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2005, the Distributor retained such 12b-1 fees as follows:

                                    Arizona Colorado New Mexico
                -----------------------------------------------
                12b-1 fees retained $22,156  $23,002    $23,092
                -----------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2005, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
CDSC retained                                         $1,602     $255     $5,463
--------------------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions
(C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2005, to shareholders of record on December 9, 2005, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                              $.0345   $.0350     $.0340
 Class B                                               .0275    .0285      .0275
 Class C                                               .0295    .0305      .0290
 Class R                                               .0360    .0370      .0355
--------------------------------------------------------------------------------

Arizona also declared a capital gains distribution of $.0138 per share, which was paid on December 5, 2005, to shareholders of record on December 1, 2005.


----
31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     ----------------------------
                                                                                                              Before Credit/
                                                                                                              Reimbursement
ARIZONA                                                                                                    ------------------
                                                                                                                        Ratio
                                                                                                                       of Net
                                                                                                                      Invest-
                                                                                                           Ratio of      ment
                                           Net                                                             Expenses    Income
              Beginning         Net  Realized/             Net                  Ending              Ending       to        to
                    Net     Invest- Unrealized         Invest-                     Net                 Net  Average   Average
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets      Net       Net
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
--------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  2006(e)        $10.87        $.22      $(.22) $  --    $(.22)   $  --  $(.22) $10.65      (.03)% $67,492      .91%*    3.98%*
  2005            10.73         .46        .30    .76     (.46)    (.16)  (.62)  10.87      7.28    69,432      .90      4.20
  2004            11.35         .48       (.61)  (.13)    (.49)      --   (.49)  10.73     (1.19)   69,355      .94      4.34
  2003            10.91         .51        .47    .98     (.52)    (.02)  (.54)  11.35      9.23    75,255      .92      4.56
  2002            10.84         .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06    69,356      .92      4.85
  2001            10.24         .54        .58   1.12     (.52)      --   (.52)  10.84     11.12    70,642      .95      5.02
Class B (2/97)
  2006(e)         10.85         .18       (.21)  (.03)    (.18)      --   (.18)  10.64      (.33)    4,613     1.66*     3.23*
  2005            10.72         .38        .29    .67     (.38)    (.16)  (.54)  10.85      6.37     4,791     1.65      3.46
  2004            11.33         .40       (.61)  (.21)    (.40)      --   (.40)  10.72     (1.85)    6,162     1.69      3.59
  2003            10.89         .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43     6,745     1.67      3.81
  2002            10.83         .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20     5,962     1.67      4.10
  2001            10.23         .46        .59   1.05     (.45)      --   (.45)  10.83     10.33     4,447     1.70      4.27
Class C (2/94)
  2006(e)         10.85         .19       (.21)  (.02)    (.19)      --   (.19)  10.64      (.22)    9,188     1.46*     3.43*
  2005            10.71         .40        .30    .70     (.40)    (.16)  (.56)  10.85      6.71     8,462     1.45      3.65
  2004            11.33         .42       (.61)  (.19)    (.43)      --   (.43)  10.71     (1.73)    7,481     1.49      3.80
  2003            10.90         .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56     9,289     1.47      4.01
  2002            10.83         .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50     7,454     1.46      4.30
  2001            10.23         .48        .59   1.07     (.47)      --   (.47)  10.83     10.56     5,809     1.50      4.47
Class R (2/97)
  2006(e)         10.86         .23       (.21)   .02     (.23)      --   (.23)  10.65       .14    15,302      .71*     4.18*
  2005            10.72         .48        .30    .78     (.48)    (.16)  (.64)  10.86      7.47    15,656      .70      4.41
  2004            11.33         .50       (.60)  (.10)    (.51)      --   (.51)  10.72      (.93)   16,198      .74      4.55
  2003            10.90         .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38    19,351      .72      4.76
  2002            10.83         .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30    17,742      .72      5.05
  2001            10.24         .56        .58   1.14     (.55)      --   (.55)  10.83     11.27    19,388      .75      5.22
--------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                     After            After Credit/
                Reimbursement(c)     Reimbursement(d)
ARIZONA       ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
              Ratio of      ment   Ratio of      ment
              Expenses    Income   Expenses    Income
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
Year Ended         Net       Net        Net       Net    Turnover
May 31,         Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (10/86)
  2006(e)          .91%*    3.98%*      .89%*    4.00%*         7%
  2005             .90      4.20        .89      4.22          26
  2004             .94      4.34        .93      4.35          10
  2003             .92      4.56        .91      4.57          14
  2002             .92      4.85        .91      4.86          16
  2001             .95      5.02        .94      5.03          21
Class B (2/97)
  2006(e)         1.66*     3.23*      1.64*     3.25*          7
  2005            1.65      3.46       1.64      3.47          26
  2004            1.69      3.59       1.68      3.60          10
  2003            1.67      3.81       1.66      3.82          14
  2002            1.67      4.10       1.66      4.11          16
  2001            1.70      4.27       1.69      4.28          21
Class C (2/94)
  2006(e)         1.46*     3.43*      1.44*     3.46*          7
  2005            1.45      3.65       1.44      3.66          26
  2004            1.49      3.80       1.48      3.80          10
  2003            1.47      4.01       1.46      4.02          14
  2002            1.46      4.30       1.46      4.31          16
  2001            1.50      4.47       1.49      4.48          21
Class R (2/97)
  2006(e)          .71*     4.18*       .69*     4.20*          7
  2005             .70      4.41        .69      4.42          26
  2004             .74      4.55        .73      4.55          10
  2003             .72      4.76        .71      4.77          14
  2002             .72      5.05        .71      5.06          16
  2001             .75      5.22        .74      5.23          21
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
32

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    ----------------------------
                                                                                                            Before Credit/
                                                                                                            Reimbursement
COLORADO                                                                                                 ------------------
                                                                                                                      Ratio
                                                                                                                     of Net
                                                                                                                    Invest-
                                                                                                         Ratio of      ment
                                           Net                                                           Expenses    Income
              Beginning         Net  Realized/             Net                 Ending             Ending       to        to
                    Net     Invest- Unrealized         Invest-                    Net                Net  Average   Average
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets      Net       Net
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)   Assets    Assets
------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  2006(e)        $10.56        $.21      $(.20) $ .01    $(.21)     $-- $(.21) $10.36       .09% $31,707      .93%*    4.01%*
  2005            10.03         .43        .51    .94     (.41)      --  (.41)  10.56      9.50   32,345      .93      4.10
  2004            10.52         .45       (.49)  (.04)    (.45)      --  (.45)  10.03      (.34)  30,658      .95      4.34
  2003            10.15         .48        .38    .86     (.49)      --  (.49)  10.52      8.70   32,732      .95      4.66
  2002            10.02         .52        .13    .65     (.52)      --  (.52)  10.15      6.53   32,638      .96      5.05
  2001             9.50         .52        .51   1.03     (.51)      --  (.51)  10.02     11.00   32,306     1.00      5.28
Class B (2/97)
  2006(e)         10.56         .17       (.20)  (.03)    (.17)      --  (.17)  10.36      (.28)   5,048     1.68*     3.26*
  2005            10.04         .35        .50    .85     (.33)      --  (.33)  10.56      8.61    5,491     1.68      3.35
  2004            10.53         .37       (.48)  (.11)    (.38)      --  (.38)  10.04     (1.04)   5,867     1.70      3.59
  2003            10.16         .40        .39    .79     (.42)      --  (.42)  10.53      7.93    6,310     1.70      3.92
  2002            10.03         .44        .13    .57     (.44)      --  (.44)  10.16      5.78    6,014     1.70      4.29
  2001             9.52         .45        .50    .95     (.44)      --  (.44)  10.03     10.07    4,916     1.75      4.53
Class C (2/97)
  2006(e)         10.54         .18       (.20)  (.02)    (.18)      --  (.18)  10.34      (.16)   5,101     1.48*     3.46*
  2005            10.02         .37        .51    .88     (.36)      --  (.36)  10.54      8.85    5,077     1.48      3.55
  2004            10.51         .39       (.48)  (.09)    (.40)      --  (.40)  10.02      (.87)   5,234     1.50      3.80
  2003            10.14         .42        .39    .81     (.44)      --  (.44)  10.51      8.14    6,801     1.49      4.11
  2002            10.01         .46        .13    .59     (.46)      --  (.46)  10.14      5.98    4,064     1.49      4.50
  2001             9.49         .47        .50    .97     (.45)      --  (.45)  10.01     10.41    2,995     1.55      4.73
Class R (2/97)
  2006(e)         10.55         .22       (.20)   .02     (.22)      --  (.22)  10.35       .21      759      .73*     4.21*
  2005            10.03         .45        .50    .95     (.43)      --  (.43)  10.55      9.65      809      .73      4.30
  2004            10.52         .47       (.48)  (.01)    (.48)      --  (.48)  10.03      (.11)     647      .75      4.54
  2003            10.16         .50        .38    .88     (.52)      --  (.52)  10.52      8.84      799      .75      4.87
  2002            10.01         .54        .15    .69     (.54)      --  (.54)  10.16      6.98      819      .75      5.25
  2001             9.50         .54        .50   1.04     (.53)      --  (.53)  10.01     11.10      746      .81      5.47
------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                     After            After Credit/
                Reimbursement(c)     Reimbursement(d)
COLORADO      ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
              Ratio of      ment   Ratio of      ment
              Expenses    Income   Expenses    Income
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
Year Ended         Net       Net        Net       Net    Turnover
May 31,         Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (5/87)
  2006(e)          .93%*    4.01%*      .91%*    4.03%*         5%
  2005             .93      4.10        .91      4.12          29
  2004             .95      4.34        .94      4.35          49
  2003             .95      4.66        .93      4.68          12
  2002             .96      5.05        .94      5.06          28
  2001            1.00      5.28        .99      5.29          33
Class B (2/97)
  2006(e)         1.68*     3.26*      1.66*     3.28*          5
  2005            1.68      3.35       1.66      3.37          29
  2004            1.70      3.59       1.69      3.60          49
  2003            1.70      3.92       1.68      3.93          12
  2002            1.70      4.29       1.69      4.31          28
  2001            1.75      4.53       1.74      4.54          33
Class C (2/97)
  2006(e)         1.48*     3.46*      1.46*     3.48*          5
  2005            1.48      3.55       1.46      3.57          29
  2004            1.50      3.80       1.49      3.81          49
  2003            1.49      4.11       1.48      4.12          12
  2002            1.49      4.50       1.48      4.51          28
  2001            1.55      4.73       1.54      4.74          33
Class R (2/97)
  2006(e)          .73*     4.21*       .71*     4.23*          5
  2005             .73      4.30        .71      4.31          29
  2004             .75      4.54        .74      4.56          49
  2003             .75      4.87        .74      4.88          12
  2002             .75      5.25        .74      5.26          28
  2001             .81      5.47        .80      5.48          33
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
33

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    ----------------------------
                                                                                                            Before Credit/
                                                                                                            Reimbursement
NEW MEXICO                                                                                               ------------------
                                                                                                                      Ratio
                                                                                                                     of Net
                                                                                                                    Invest-
                                                                                                         Ratio of      ment
                                           Net                                                           Expenses    Income
              Beginning         Net  Realized/             Net                 Ending             Ending       to        to
                    Net     Invest- Unrealized         Invest-                    Net                Net  Average   Average
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total   Assets      Net       Net
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)   Assets    Assets
------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  2006(e)        $10.57        $.21      $(.21) $  --    $(.21)     $-- $(.21) $10.36       .01% $43,109      .93%*    3.87%*
  2005            10.07         .43        .50    .93     (.43)      --  (.43)  10.57      9.41   42,608      .92      4.14
  2004            10.66         .45       (.58)  (.13)    (.46)      --  (.46)  10.07     (1.28)  41,789      .93      4.36
  2003            10.27         .47        .40    .87     (.48)      --  (.48)  10.66      8.65   47,478      .93      4.48
  2002            10.23         .49        .04    .53     (.49)      --  (.49)  10.27      5.22   45,882      .95      4.76
  2001             9.66         .50        .56   1.06     (.49)      --  (.49)  10.23     11.11   46,358      .99      4.92
Class B (2/97)
  2006(e)         10.57         .17       (.21)  (.04)    (.17)      --  (.17)  10.36      (.36)   4,716     1.68*     3.12*
  2005            10.07         .35        .50    .85     (.35)      --  (.35)  10.57      8.59    5,007     1.67      3.39
  2004            10.66         .37       (.58)  (.21)    (.38)      --  (.38)  10.07     (2.02)   5,137     1.68      3.61
  2003            10.27         .39        .40    .79     (.40)      --  (.40)  10.66      7.84    5,919     1.68      3.73
  2002            10.23         .41        .04    .45     (.41)      --  (.41)  10.27      4.43    4,485     1.70      4.01
  2001             9.66         .42        .56    .98     (.41)      --  (.41)  10.23     10.26    3,393     1.73      4.17
Class C (2/97)
  2006(e)         10.58         .18       (.21)  (.03)    (.18)      --  (.18)  10.37      (.28)   7,091     1.48*     3.32*
  2005            10.07         .37        .51    .88     (.37)      --  (.37)  10.58      8.88    6,364     1.47      3.58
  2004            10.67         .40       (.60)  (.20)    (.40)      --  (.40)  10.07     (1.94)   5,243     1.48      3.81
  2003            10.27         .41        .41    .82     (.42)      --  (.42)  10.67      8.13    4,615     1.47      3.93
  2002            10.23         .43        .04    .47     (.43)      --  (.43)  10.27      4.61    3,295     1.50      4.20
  2001             9.65         .44        .57   1.01     (.43)      --  (.43)  10.23     10.61    2,396     1.54      4.37
Class R (2/97)
  2006(e)         10.61         .22       (.20)   .02     (.22)      --  (.22)  10.41       .19      893      .73*     4.07*
  2005            10.11         .45        .50    .95     (.45)      --  (.45)  10.61      9.56      895      .72      4.34
  2004            10.70         .47       (.59)  (.12)    (.47)      --  (.47)  10.11     (1.10)     836      .73      4.56
  2003            10.30         .49        .41    .90     (.50)      --  (.50)  10.70      8.91      726      .73      4.68
  2002            10.26         .51        .03    .54     (.50)      --  (.50)  10.30      5.39      547      .75      4.96
  2001             9.68         .52        .56   1.08     (.50)      --  (.50)  10.26     11.39      520      .79      5.12
------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                     After            After Credit/
                Reimbursement(c)     Reimbursement(d)
NEW MEXICO    ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
              Ratio of      ment   Ratio of      ment
              Expenses    Income   Expenses    Income
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
Year Ended         Net       Net        Net       Net    Turnover
May 31,         Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (9/92)
  2006(e)          .93%*    3.87%*      .90%*    3.90%*         9%
  2005             .92      4.14        .91      4.15          12
  2004             .93      4.36        .92      4.36          20
  2003             .93      4.48        .92      4.49           8
  2002             .95      4.76        .94      4.77          22
  2001             .99      4.92        .97      4.93          10
Class B (2/97)
  2006(e)         1.68*     3.12*      1.65*     3.15*          9
  2005            1.67      3.39       1.66      3.40          12
  2004            1.68      3.61       1.67      3.61          20
  2003            1.68      3.73       1.66      3.74           8
  2002            1.70      4.01       1.69      4.02          22
  2001            1.73      4.17       1.72      4.18          10
Class C (2/97)
  2006(e)         1.48*     3.32*      1.45*     3.35*          9
  2005            1.47      3.58       1.46      3.60          12
  2004            1.48      3.81       1.47      3.82          20
  2003            1.47      3.93       1.46      3.95           8
  2002            1.50      4.20       1.48      4.21          22
  2001            1.54      4.37       1.52      4.38          10
Class R (2/97)
  2006(e)          .73*     4.07*       .70*     4.10*          9
  2005             .72      4.34        .71      4.35          12
  2004             .73      4.56        .72      4.57          20
  2003             .73      4.68        .71      4.69           8
  2002             .75      4.96        .74      4.97          22
  2001             .79      5.12        .77      5.13          10
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
34

                                     Notes

--------------------------------------------------------------------------------
35

                                     Notes

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services Company
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-MS2-1105D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated November
                                               30, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Florida Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
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an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight section of this report.

With long-term interest rates still historically low, many have begun to wonder if interest rates will continue to rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers later sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 20, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Cathryn Steeves examines key investment strategies and the performance of the Nuveen Florida Municipal Bond Fund. Cathryn has 9 years of investment experience and began managing the Florida Fund in January 2005.

--------------------------------------------------------------------------------


How did the Fund perform during the six months ended November 30, 2005?

The table on the next page provides total return performance information for the Fund for the six-month, one-year, five-year, and 10-year periods ended November 30, 2005. The Fund's performance is compared with its Lipper peer fund category average as well as with the national Lehman Brothers Municipal Bond Index. The factors determining the performance of the Fund are discussed later in the report.

The Fund's Class A shares at NAV total return trailed both the Florida Municipal Debt Funds category average and the national Lehman Brothers index during the six month reporting period.

Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What strategies were used to manage the Fund during the six months ended November 30, 2005? How did these strategies influence performance throughout the period?

On the positive side, the Fund's duration positioning - its sensitivity to changes in interest rates - added to performance. Because the portfolio was positioned slightly shorter than our target, it benefited modestly as interest rates rose during the period. The Fund also gained on the advance refunding of certain portfolio holdings, including healthcare revenue bonds issued by the North Broward Hospital District. When bonds are advance refunded, they typically benefit from an initial jump in price as their credit quality improves. The primary negative influence on results came from the portfolio's long-duration bonds, whose particular sensitivity to rising interest rates led their returns to lag during the period.

Because we were relatively comfortable with the Fund's positioning, our management activity was generally modest throughout the period. Our overall priority remained careful duration management. We sought to keep the Fund's level of interest rate risk within a target range. Our duration focus enabled the Fund to avoid excessive NAV volatility while rates were generally rising. Another ongoing emphasis was to manage the portfolio's credit risk. We continued to look for opportunities to keep the Fund diversified across multiple credit rating categories.

When making new purchases, we generally favored intermediate-duration, premium-coupon bonds, which we believed offered an attractive combination of return potential and defensiveness in the face of likely higher interest rates. However, there were relatively few transactions in the portfolio during the period. We sold some of the Fund's shorter-maturity pre-refunded bonds in line with our duration-management efforts. A new purchase included uninsured revenue bonds for Adventist Health System, which, based on the recommendation of Nuveen's healthcare research team, we believed offered good value potential for our shareholders.

Dividend Information

During the reporting period, the Nuveen Florida Municipal Bond Fund maintained its dividend.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares --
Total Returns as of 11/30/05

--------------------------------------------------------------------------------

                                                   Average Annual
                                     Cumulative ---------------------
                                      6-Month   1-Year 5-Year 10-Year
                                     -          ---------------------
           Nuveen Florida Municipal
             Bond Fund
            A Shares at NAV               0.10%  4.14%  4.81%   4.54%
            A Shares at Offer            -4.09% -0.19%  3.91%   4.09%
           ----------------------------------------------------------

           Lipper Florida Municipal
             Debt Funds Category
             Average/1/                   0.37%  3.69%  5.02%   4.73%
           ----------------------------------------------------------

           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income, as dividends to shareholders. As of November 30, 2005, the Nuveen Florida Municipal Bond Fund had a negative UNII for financial statement purposes and a positive UNII balance for tax purposes.




--------------------------------------------------------------------------------
1The Lipper peer group returns represent the average annualized total return of the 52, 52, 50 and 42 funds in the Lipper Florida Municipal Debt Funds
 Category for the respective six-month, one-, five-, and ten-year periods ended November 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report  Page 3

  Fund Spotlight as of 11/30/05               Nuveen Florida Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.12   $10.11   $10.10   $10.11
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0350  $0.0285  $0.0305  $0.0365
         --------------------------------------------------------------
         Inception Date              6/15/90  2/03/97  9/14/95  2/03/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.14% -0.19%
                 ---------------------------------------------
                 5-Year                           4.81%  3.91%
                 ---------------------------------------------
                 10-Year                          4.54%  4.09%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.25% -0.74%
                 ---------------------------------------------
                 5-Year                           4.00%  3.83%
                 ---------------------------------------------
                 10-Year                          3.93%  3.93%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.50%
                 ---------------------------------------------
                 5-Year                           4.20%
                 ---------------------------------------------
                 10-Year                          3.96%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.33%
                 ---------------------------------------------
                 5-Year                           5.00%
                 ---------------------------------------------
                 10-Year                          4.72%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.15%  3.98%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.65%  3.49%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.07%  4.85%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.38%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.03%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.62%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.10%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.31%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.85%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.35%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.71%       -0.66%
                            -------------------------------------------
                            5-Year             4.59%        3.69%
                            -------------------------------------------
                            10-Year            4.50%        4.06%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             2.92%       -1.06%
                            -------------------------------------------
                            5-Year             3.78%        3.61%
                            -------------------------------------------
                            10-Year            3.90%        3.90%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             3.17%
                            -------------------------------------------
                            5-Year             4.00%
                            -------------------------------------------
                            10-Year            3.93%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             3.89%
                            -------------------------------------------
                            5-Year             4.78%
                            -------------------------------------------
                            10-Year            4.68%
                            -------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $305,664
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.98
           ---------------------------------------------------------
           Average Duration                                     5.26
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                           Semiannual Report  Page 4

  Fund Spotlight as of 11/30/05               Nuveen Florida Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      65.2%
AA                       11.2%
A                        13.7%
BBB                       6.7%
NR                        3.2%


Sectors/1/

                    Tax Obligation/Limited            20.9%
                    ---------------------------------------
                    Healthcare                        19.9%
                    ---------------------------------------
                    Transportation                    13.9%
                    ---------------------------------------
                    Utilities                          9.2%
                    ---------------------------------------
                    U.S. Guaranteed                    8.7%
                    ---------------------------------------
                    Long-Term Care                     6.3%
                    ---------------------------------------
                    Tax Obligation/General             6.0%
                    ---------------------------------------
                    Housing/Multifamily                4.0%
                    ---------------------------------------
                    Education and Civic Organizations  4.0%
                    ---------------------------------------
                    Other                              7.1%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $1,001.00 $  997.20 $  998.30 $1,001.80 $1,020.91 $1,017.15 $1,018.15 $1,021.91
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.16 $    7.91 $    6.91 $    3.16 $    4.20 $    7.99 $    6.98 $    3.19
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                           Semiannual Report  Page 5

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                                Nuveen
                                                               Florida
                                                             Municipal
                                                                  Bond
                                                                  Fund
         -------------------------------------------------------------
         To approve the new investment management agreement
           For                                              24,051,281
           Against                                             206,703
           Abstain                                             905,921
         -------------------------------------------------------------
         Total                                              25,163,905
         -------------------------------------------------------------

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                       Robert P. Bremner
                         For                                  80,297,519
                         Withhold                              1,438,007
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Lawrence H. Brown
                         For                                  80,262,778
                         Withhold                              1,472,748
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Jack B. Evans
                         For                                  80,337,930
                         Withhold                              1,397,596
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William C. Hunter
                         For                                  80,349,837
                         Withhold                              1,385,689
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       David J. Kundert
                         For                                  80,328,201
                         Withhold                              1,407,325
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William J. Schneider
                         For                                  80,335,231
                         Withhold                              1,400,295
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                  80,318,111
                         Withhold                              1,417,415
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------

----
6

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                         Judith M. Stockdale
                           For                                80,365,761
                           Withhold                            1,369,765
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------
                         Eugene S. Sunshine
                           For                                80,349,064
                           Withhold                            1,386,462
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------

----
7

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.0%

 $     1,785 FSU Financial Assistance Inc., Florida, Subordinate Lien     10/13 at 100.00       AAA $     1,893,599
              General Revenue Bonds, Educational and Athletic Facilities
              Improvements, Series 2003A, 5.000%, 10/01/19 - AMBAC
              Insured

             Miami-Dade County Educational Facilities Authority,
             Florida, Revenue Bonds, University of Miami, Series 2004A:
       3,550  5.000%, 4/01/21 - AMBAC Insured                              4/14 at 100.00       AAA       3,733,784
       1,000  5.000%, 4/01/25 - AMBAC Insured                              4/14 at 100.00       AAA       1,041,790

       2,515 University of Central Florida, Certificates of               10/14 at 100.00       AAA       2,657,525
              Participation, Athletic Association, Series 2004A, 5.125%,
              10/01/23 - FGIC Insured

       1,000 Volusia County Educational Facilities Authority, Florida,     6/15 at 100.00       Aaa       1,074,730
              Revenue Bonds, Stetson University Inc., Series 2005,
              5.000%, 6/01/16 - MBIA Insured

       1,750 Volusia County Educational Facilities Authority, Florida,    10/15 at 100.00        AA       1,795,185
              Revenue Bonds, Embry-Riddle Aeronautical University,
              Series 2005, 5.000%, 10/15/25 - RAAI Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 19.7%

       1,000 Brevard County Health Facilities Authority, Florida,          4/16 at 100.00         A         993,040
              Revenue Bonds, Health First Inc., Project, Series 2005,
              5.000%, 4/01/34 (WI, settling 12/14/05)

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00        A+       3,803,719
              Hospital Revenue Bonds, Adventist Health System/Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31

       1,000 Highlands County Health Facilities Authority, Florida,       11/15 at 100.00        A+       1,008,180
              Hospital Revenue Bonds, Adventist Health System, Series
              2005C, 5.000%, 11/15/31

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00        A3       1,026,080
       2,580  5.250%, 10/01/34                                            10/13 at 100.00        A3       2,643,236

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00        AA       8,906,130
              Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
              2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital System Revenue Refunding Bonds,  11/06 at 102.00       AAA       1,809,763
              Lakeland Regional Medical Center, Series 1996A, 5.250%,
              11/15/25 - MBIA Insured

       1,635 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/13 at 100.00        A-       1,673,259
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/17

       2,500 Miami-Dade County, Florida, Public Facilities Revenue         6/15 at 100.00       AAA       2,605,600
              Bonds, Jackson Health System, Series 2005B, 5.000%,
              6/01/22 - MBIA Insured

         455 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00        A-         482,555
              Improvement Bonds, Series 2001, 6.000%, 1/15/31

       3,250 Orange County Health Facilities Authority, Florida,          11/12 at 100.00        A+       3,591,608
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2002, 6.250%, 11/15/24

       5,645 Orange County Health Facilities Authority, Florida,           5/06 at 102.00       AAA       5,747,118
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 1995, 5.250%, 11/15/20 - AMBAC
              Insured

             Orange County Health Facilities Authority, Florida, Revenue
             Bonds, Nemours Foundation, Series 2005:
       1,305  5.000%, 1/01/21                                              1/15 at 100.00       AAA       1,377,584
       1,210  5.000%, 1/01/22                                              1/15 at 100.00       AAA       1,272,642

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00         A       5,196,200
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

             Pinellas County Health Facilities Authority, Florida,
             Revenue Bonds, Baycare Health System, Series 2003:
       7,000  5.750%, 11/15/27                                             5/13 at 100.00        A1       7,455,490
       3,000  5.500%, 11/15/33                                             5/13 at 100.00        A1       3,129,330

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00       AA-       5,310,800
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00      Baa2       2,180,923
              Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%,
              12/01/30

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

 $       250 Broward County Housing Finance Authority, Florida,            8/06 at 102.00       AAA $       257,440
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments, Series 1996, 6.200%, 8/01/16

          50 Florida Housing Finance Agency, General Mortgage Revenue     12/05 at 100.00        AA          50,572
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        2/06 at 101.00       AAA       1,136,263
              Brittany of Rosemont Apartments Phase II, Series 1995C-1,
              6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured

             Florida Housing Finance Agency, Housing Revenue Refunding
             Bonds, Vineyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                             5/06 at 102.00       BBB       1,287,947
       1,660  6.500%, 11/01/25                                             5/06 at 102.00       BBB       1,696,819

       3,500 Florida Housing Finance Agency, FNMA Collateralized Housing  10/06 at 102.00       AAA       3,602,725
              Revenue Bonds, Villas of Capri, Series 1996H, 6.100%,
              4/01/17 (Alternative Minimum Tax)

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA       1,027,320
              Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36
              (Alternative Minimum Tax) - AMBAC Insured

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA       1,027,470
              Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36
              (Alternative Minimum Tax) - AMBAC Insured

       1,365 Florida Housing Finance Agency, GNMA Collateralized          12/05 at 100.00       AAA       1,385,106
              Multifamily Housing Revenue Bonds, Driftwood Terrace
              Apartments, Series 1989I, 7.650%, 12/20/31 (Alternative
              Minimum Tax)

         740 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00       N/R         749,169
              Multifamily Housing Revenue Bonds, Affordable Housing
              Guarantee Program, Windsor Park Apartments, Series 1998A,
              5.900%, 6/01/38 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.6%

         330 Clay County Housing Finance Authority, Florida,               3/06 at 101.00       Aaa         337,607
              Multi-County Single Family Mortgage Revenue Bonds, Series
              1995, 6.550%, 3/01/28 (Alternative Minimum Tax)

         195 Leon County Housing Finance Authority, Florida, Single          No Opt. Call        AA         196,004
              Family Mortgage Revenue Bonds, Multi-County Program,
              Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

          75 Manatee County Housing Finance Authority, Florida, Single     5/06 at 102.00       Aaa          76,573
              Family Mortgage Revenue Bonds, Series 1994-3, 7.600%,
              11/01/26 (Alternative Minimum Tax)

       2,185 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73       Aaa         510,591
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

         705 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00       Aaa         727,109
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.2%

      10,000 Atlantic Beach, Florida, Healthcare Facilities Revenue       10/09 at 101.00         A      10,529,000
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

       4,500 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00      BBB+       4,632,885
              Retirement Community Revenue Bonds, Adult Communities
              Total Services Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

             St. John's County Industrial Development Authority,
             Florida, First Mortgage Revenue Bonds, Presbyterian
             Retirement Communities, Series 2004A:
       1,130  5.850%, 8/01/24                                              8/14 at 101.00       N/R       1,208,478
       1,565  5.625%, 8/01/34                                              8/14 at 101.00       N/R       1,617,568

         934 Sarasota County Health Facility Authority, Florida, Health    5/06 at 102.00       N/R         951,008
              Facilities Revenue Bonds, Sunnyside Properties, Series
              1995, 6.000%, 5/15/10
-------------------------------------------------------------------------------------------------------------------
             Materials - 3.6%

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2       4,509,645
              Champion International Corporation, Series 1996, 6.400%,
              9/01/30 (Alternative Minimum Tax)

       4,600 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R       5,115,706
              Florida, Exempt Facilities Remarketed Revenue Bonds,
              National Gypsum Company, Apollo Beach Project, Series
              2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   1/06 at 100.00      BBB-       1,500,150
              Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15

----
9

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.9%

 $     3,745 Broward County, Florida, General Obligation Bonds, Series     1/14 at 100.00       AA+ $     3,939,291
              2004, 5.000%, 1/01/21

       5,465 Florida Department of Transportation, Full Faith and Credit   7/12 at 101.00       AAA       5,884,876
              Right-of-Way Acquisition and Bridge Construction Bonds,
              Series 2002, 5.250%, 7/01/20

       2,165 Florida State Board of Education, Full Faith and Credit         No Opt. Call       AAA       2,771,893
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       5,180 Florida State Board of Education, Full Faith and Credit       6/12 at 101.00       AAA       5,461,740
              Public Education Capital Outlay Bonds, Series 2002B,
              5.000%, 6/01/21 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.7%

             Miami-Dade County, Florida, Beacon Tradeport Community
             Development District, Special Assessment Bonds, Commercial
             Project, Series 2002A:
       1,975  5.500%, 5/01/22 - RAAI Insured                               5/12 at 102.00        AA       2,109,221
         850  5.625%, 5/01/32 - RAAI Insured                               5/12 at 102.00        AA         907,588

             Broward County School Board, Florida, Certificates of
              Participation, Series 2004C:
       3,410  5.250%, 7/01/17 - FSA Insured                                7/14 at 100.00       AAA       3,695,144
       3,330  5.250%, 7/01/19 - FSA Insured                                7/14 at 100.00       AAA       3,590,939

       1,500 Collier County, Florida, Capital Improvement Revenue Bonds,  10/14 at 100.00       AAA       1,572,495
              Series 2005, 5.000%, 10/01/23 - MBIA Insured

       2,500 Escambia County School Board, Florida, Certificates of        2/15 at 100.00       AAA       2,624,550
              Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured

       2,500 Flagler County School Board, Florida, Certificates of         8/15 at 100.00       AAA       2,576,200
              Participation, Master Lease Revenue Program, Series 2005A,
              5.000%, 8/01/30 - FSA Insured

       5,000 Hernando County, Florida, Revenue Bonds, Criminal Justice       No Opt. Call       AAA       6,489,700
              Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
              FGIC Insured

       1,000 Hillsborough County School Board, Florida, Certificates of    7/14 at 100.00       AAA       1,060,460
              Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Refunding        10/13 at 100.00       AAA       3,184,650
              Bonds, Series 2003C, 5.250%, 10/01/17 (Alternative Minimum
              Tax) - MBIA Insured

       4,120 Jacksonville, Florida, Better Jacksonville Sales Tax         10/13 at 100.00       AAA       4,451,784
              Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

             Lake County School District, Florida, Sales Tax Revenue
              Bonds, Series 2004:
         975  5.000%, 10/01/15 - AMBAC Insured                            10/14 at 100.00       AAA       1,051,440
       1,710  5.000%, 10/01/16 - AMBAC Insured                            10/14 at 100.00       AAA       1,835,480
       1,860  5.000%, 10/01/17 - AMBAC Insured                            10/14 at 100.00       AAA       1,986,499

       1,000 Lee County, Florida, Local Option Gas Tax Revenue Bonds,     10/14 at 100.00       Aaa       1,055,090
              Series 2004, 5.000%, 10/01/20 - FGIC Insured

       2,015 Manatee County, Florida, Revenue Bonds, Series 2004,         10/14 at 100.00       AAA       2,127,538
              5.000%, 10/01/21 - FGIC Insured

       3,760 Miami-Dade County Industrial Development Authority,          10/10 at 102.00       AAA       4,006,844
              Florida, Revenue Bonds, BAC Funding Corporation, Series
              2000A, 5.375%, 10/01/30 - AMBAC Insured

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA       6,052,053
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       4,000 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/13 at 100.00       AAA       4,256,360
              2002A, 5.125%, 1/01/23 - FGIC Insured

       2,050 St. John's County, Florida, Sales Tax Revenue Bonds, Series  10/14 at 100.00       AAA       2,142,947
              2004A, 5.000%, 10/01/25 - AMBAC Insured

             Volusia County, Florida, Tax Revenue Bonds, Tourist
              Development, Series 2004:
       2,925  5.000%, 12/01/25 - FSA Insured                              12/14 at 100.00       Aaa       3,059,843
       3,065  5.000%, 12/01/26 - FSA Insured                              12/14 at 100.00       Aaa       3,199,339
-------------------------------------------------------------------------------------------------------------------
             Transportation - 13.8%

       6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00       AAA       6,210,120
              Series 2001J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
              - AMBAC Insured

----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

 $     3,220 Broward County, Florida, Airport System Revenue Bonds,       10/14 at 100.00       AAA $     3,363,580
              Series 2004L, 5.000%, 10/01/22 - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA       4,127,400
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax) - FSA Insured

       3,370 Hillsborough County Aviation Authority, Florida, Revenue     10/13 at 100.00       AAA       3,559,057
              Bonds, Tampa International Airport, Series 2003B, 5.250%,
              10/01/18 (Alternative Minimum Tax) - MBIA Insured

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA      10,788,774
              5.750%, 10/01/22 (Alternative Minimum Tax) - FSA Insured

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA       4,333,960
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax) - FGIC Insured

             Miami-Dade County Expressway Authority, Florida, Toll
             System Revenue Bonds, Series 2004B:
       2,000  5.000%, 7/01/19 - FGIC Insured                               7/14 at 100.00       AAA       2,115,000
       7,165  5.000%, 7/01/21 - FGIC Insured                               7/14 at 100.00       AAA       7,545,318
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 8.6%

         705 Callaway-Bay County, Florida, Wastewater System Revenue       9/06 at 102.00       AAA         733,517
              Bonds, Series 1996A, 6.000%, 9/01/26 (Pre-refunded to
              9/01/06) - FGIC Insured

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA       2,485,778
              Revenue Bonds, Baptist Hospital of Miami, Series 1991A,
              5.750%, 5/01/21 - MBIA Insured

             Florida, Full Faith and Credit General Obligation Bonds,
             Broward County Expressway Authority, Series 1984:
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA       4,538,560
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA       1,349,180

         335 Florida State Board of Education, Full Faith and Credit      12/05 at 100.00       AAA         456,357
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       1,000 Hillsborough County Aviation Authority, Florida, Revenue     10/06 at 102.00       AAA       1,041,660
              Bonds, Tampa International Airport, Series 1996B, 5.875%,
              10/01/23 (Pre-refunded to 10/01/06) - FGIC Insured

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA       3,273,780
              Revenue Bonds, Series 2002, 5.375%, 10/01/20 (Pre-refunded to 10/01/11) - AMBAC Insured

       4,545 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00     A-***       5,069,084
              Improvement Bonds, Series 2001, 6.000%, 1/15/31
              (Pre-refunded to 1/15/11)

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00    N/R***       1,893,220
              Revenue Bonds, Water Control and Improvement Development
              Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded to
              8/01/09)

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/06 at 100.00       AAA         170,980
              1989, 6.125%, 1/01/19 - FGIC Insured

       1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call    Aa1***       1,198,630
              Water and Electric Revenue Bonds, Series 1989D, 6.750%,
              10/01/17

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***       4,209,800
              Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care
              Inc., Series 1996, 6.625%, 12/01/26 (Pre-refunded to
              12/01/06)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 9.1%

       1,500 Florida Municipal Power Agency, Revenue Refunding Bonds,     10/12 at 100.00       Aaa       1,652,835
              Stanton Project, Series 2002, 5.500%, 10/01/15 - FSA
              Insured

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2       4,512,734
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA St. John's River Power Park System, Florida, Revenue     10/11 at 100.00       Aa2      10,536,932
              Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

       1,670 Leesburg, Florida, Electric System Revenue Bonds, Series     10/14 at 100.00       AAA       1,756,974
              2004, 5.000%, 10/01/22 - FGIC Insured

       2,305 Leesburg, Florida, Utilities Revenue Bonds, Series 2004,     10/14 at 100.00       AAA       2,425,044
              5.000%, 10/01/22 - FGIC Insured

       8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call       AAA       5,211,440
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured

----
11

Portfolio of Investments (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $       650 Reedy Creek Improvement District, Florida, Utility Revenue   10/15 at 100.00       AAA $       679,510
              Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

       1,000 Tallahassee, Florida, Consolidated Utility System Revenue    10/15 at 100.00       AAA       1,049,470
              Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.7%

             Manatee County, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call       AAA       1,668,700
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call       AAA       2,427,152

       2,700 Palm Coast, Florida, Water Utility System Revenue Bonds,     10/13 at 100.00       AAA       2,774,682
              Series 2003, 5.000%, 10/01/33 - MBIA Insured

       1,395 Sarasota County, Florida, Utility System Revenue Bonds,         No Opt. Call       AAA       1,503,149
              Series 2005A, 5.000%, 10/01/12 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
 $   289,439 Total Long-Term Investments (cost $288,394,802) - 98.9%                                    302,299,366
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.1%                                                         3,364,476
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   305,663,842
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
12

Statement of Assets and Liabilities (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
November 30, 2005

    ------------------------------------------------------------------------
    Assets
    Investments, at market value (cost $288,394,802)           $302,299,366
    Cash                                                            402,250
    Receivables:
      Interest                                                    3,679,810
      Investments sold                                            1,025,000
      Shares sold                                                   696,493
    Other assets                                                     25,845
    ------------------------------------------------------------------------
        Total assets                                            308,128,764
    ------------------------------------------------------------------------
    Liabilities
    Payables:
      Investments purchased                                         986,500
      Shares redeemed                                               125,953
    Accrued expenses:
      Management fees                                               132,755
      12b-1 distribution and service fees                            66,940
      Other                                                         114,552
    Dividends payable                                             1,038,222
    ------------------------------------------------------------------------
        Total liabilities                                         2,464,922
    ------------------------------------------------------------------------
    Net assets                                                 $305,663,842
    ------------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $189,545,903
    Shares outstanding                                           18,734,081
    Net asset value per share                                  $      10.12
    Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% of offering price)          $      10.56
    ------------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $ 23,563,838
    Shares outstanding                                            2,330,915
    Net asset value and offering price per share               $      10.11
    ------------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $ 28,605,529
    Shares outstanding                                            2,831,914
    Net asset value and offering price per share               $      10.10
    ------------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 63,948,572
    Shares outstanding                                            6,326,184
    Net asset value and offering price per share               $      10.11
    ------------------------------------------------------------------------

    Net Assets Consist of:
    ------------------------------------------------------------------------
    Capital paid-in                                            $306,401,722
    Undistributed (Over-distribution of) net investment income     (444,922)
    Accumulated net realized gain (loss) from investments       (14,197,522)
    Net unrealized appreciation (depreciation) of investments    13,904,564
    ------------------------------------------------------------------------
    Net assets                                                 $305,663,842
    ------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Operations (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND
Six Months Ended November 30, 2005

--------------------------------------------------------------------------------
Investment Income                                                   $ 7,752,071
--------------------------------------------------------------------------------
Expenses
Management fees                                                         821,028
12b-1 service fees - Class A                                            191,486
12b-1 distribution and service fees - Class B                           117,489
12b-1 distribution and service fees - Class C                           110,055
Shareholders' servicing agent fees and expenses                          71,251
Custodian's fees and expenses                                            38,920
Trustees' fees and expenses                                               2,800
Professional fees                                                         9,503
Shareholders' reports - printing and mailing expenses                    26,801
Federal and state registration fees                                       3,673
Other expenses                                                            6,812
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,399,818
  Custodian fee credit                                                   (8,474)
--------------------------------------------------------------------------------
Net expenses                                                          1,391,344
--------------------------------------------------------------------------------
Net investment income                                                 6,360,727
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               971,628
Net change in unrealized appreciation (depreciation) of investments  (7,097,483)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (6,125,855)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $   234,872
--------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
14

Statement of Changes in Net Assets (Unaudited)
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                                 Six Months Ended     Year Ended
                                                                                         11/30/05        5/31/05
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                $  6,360,727  $ 13,686,164
Net realized gain (loss) from investments                                                 971,628    (1,087,357)
Net change in unrealized appreciation (depreciation) of investments                    (7,097,483)   12,467,210
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                     234,872    25,066,017
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                              (3,925,782)   (8,700,254)
  Class B                                                                                (412,998)   (1,007,798)
  Class C                                                                                (525,799)   (1,166,137)
  Class R                                                                              (1,370,643)   (2,918,163)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                              (6,235,222)  (13,792,352)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                           14,421,512    28,841,636
Proceeds from shares issued to shareholders due to reinvestment of distributions        2,765,690     5,427,926
----------------------------------------------------------------------------------------------------------------
                                                                                       17,187,202    34,269,562
Cost of shares redeemed                                                               (17,194,505)  (60,562,047)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                         (7,303)  (26,292,485)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  (6,007,653)  (15,018,820)
Net assets at the beginning of period                                                 311,671,495   326,690,315
----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $305,663,842  $311,671,495
----------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period      $   (444,922) $   (570,427)
----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
15

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2005, the Fund had an outstanding when-issued purchase commitment of $986,500.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
16

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 2005.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                        Six Months Ended             Year Ended
                                                            11/30/05                   5/31/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,052,492  $ 10,749,506   1,943,903  $ 19,799,958
  Class A - automatic conversion of Class B shares      75,880       777,529      24,031       245,799
  Class B                                               29,282       297,246     121,749     1,236,960
  Class C                                              122,614     1,253,175     403,993     4,109,652
  Class R                                              132,387     1,344,056     339,137     3,449,267
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              139,131     1,425,677     270,598     2,747,595
  Class B                                               10,558       108,097      22,208       225,345
  Class C                                               21,436       219,246      43,032       436,519
  Class R                                               98,920     1,012,670     198,904     2,018,467
-------------------------------------------------------------------------------------------------------
                                                     1,682,700    17,187,202   3,367,555    34,269,562
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,107,339)  (11,307,260) (4,254,847)  (43,286,095)
  Class B                                             (149,362)   (1,524,473)   (528,827)   (5,373,182)
  Class B - automatic conversion to Class A shares     (75,955)     (777,529)    (24,055)     (245,799)
  Class C                                             (212,084)   (2,163,683)   (653,837)   (6,609,698)
  Class R                                             (139,139)   (1,421,560)   (495,053)   (5,047,273)
-------------------------------------------------------------------------------------------------------
                                                    (1,683,879)  (17,194,505) (5,956,619)  (60,562,047)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (1,179) $     (7,303) (2,589,064) $(26,292,485)
-------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended November 30, 2005, aggregated $12,281,510 and $13,491,879, respectively.


----
17

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At November 30, 2005, the cost of investments was $288,351,995.

The net unrealized appreciation of investments at November 30, 2005, aggregated $13,947,371 of which $14,329,114 related to appreciated securities and $381,743 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2005, the Fund's last fiscal year end, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income*      $414,995
               Undistributed net ordinary income**             --
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended May 31, 2005, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

           ----------------------------------------------------------
           Distributions from net tax-exempt income       $14,066,746
           Distributions from net ordinary income**                --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2005, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $13,990,837 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $12,700,900 and $1,289,937 of the carryforward will expire in the years 2012 and 2013, respectively.

At May 31, 2005, the Fund's last fiscal year end, the Fund elected to defer $1,178,312 of net realized losses from investments incurred from November 1, 2004 through May 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------


----
18

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of November 30, 2005, the complex-level fee rate was .1898%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended November 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                      -----------------------------------
                      Sales charges collected    $130,132
                      Paid to authorized dealers  117,236
                      -----------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                          ---------------------------
                          Commission advances $62,815
                          ---------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2005, the Distributor retained such 12b-1 fees as follows:

                          ----------------------------
                          12b-1 fees retained $110,383
                          ----------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2005, as follows:

                             ---------------------
                             CDSC retained $19,665
                             ---------------------


----
19

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on December 27, 2005, to shareholders of record on December 9, 2005, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0350
                             Class B            .0285
                             Class C            .0305
                             Class R            .0365
                           --------------------------


----
20

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                     -----------------------------
                                                                                                          Before Credit/
                                                                                                          Reimbursement
FLORIDA                                                                                                ------------------
                                                                                                                    Ratio
                                                                                                                   of Net
                                                                                                                  Invest-
                                                                                                       Ratio of      ment
                                      Net                                                              Expenses    Income
           Beginning       Net  Realized/             Net                   Ending              Ending       to        to
                 Net   Invest- Unrealized         Invest-                      Net                 Net  Average   Average
Year Ended     Asset      ment       Gain            ment  Capital           Asset     Total    Assets      Net       Net
May 31,        Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)     (000)   Assets    Assets
----------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
  2006(e)     $10.32      $.21      $(.20) $ .01    $(.21)   $  --  $(.21) $10.12        .10% $189,546      .83%*    4.17%*
  2005          9.96       .45        .36    .81     (.45)      --   (.45)  10.32       8.27   191,615      .86      4.38
  2004         10.46       .49       (.50)  (.01)    (.49)      --   (.49)   9.96       (.12)  205,058      .85      4.83
  2003         10.28       .51        .25    .76     (.53)    (.05)  (.58)  10.46       7.60   247,569      .85      4.96
  2002         10.34       .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84   244,023      .87      5.24
  2001          9.97       .56        .36    .92     (.55)      --   (.55)  10.34       9.35   239,837      .88      5.42
Class B (2/97)
  2006(e)      10.31       .18       (.21)  (.03)    (.17)      --   (.17)  10.11       (.28)   23,564     1.58*     3.42*
  2005          9.95       .37        .36    .73     (.37)      --   (.37)  10.31       7.46    25,937     1.61      3.63
  2004         10.45       .42       (.51)  (.09)    (.41)      --   (.41)   9.95       (.89)   29,120     1.60      4.08
  2003         10.27       .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80    33,056     1.60      4.21
  2002         10.33       .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06    28,120     1.62      4.49
  2001          9.96       .48        .36    .84     (.47)      --   (.47)  10.33       8.53    22,629     1.63      4.67
Class C (9/95)
  2006(e)      10.30       .19       (.21)  (.02)    (.18)      --   (.18)  10.10       (.17)   28,606     1.38*     3.62*
  2005          9.95       .39        .36    .75     (.40)      --   (.40)  10.30       7.61    29,872     1.41      3.83
  2004         10.45       .44       (.51)  (.07)    (.43)      --   (.43)   9.95       (.65)   30,917     1.40      4.28
  2003         10.28       .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94    36,374     1.40      4.40
  2002         10.34       .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29    25,932     1.42      4.69
  2001          9.97       .50        .36    .86     (.49)      --   (.49)  10.34       8.78    19,961     1.43      4.87
Class R (2/97)
  2006(e)      10.31       .22       (.20)   .02     (.22)      --   (.22)  10.11        .18    63,949      .63*     4.37*
  2005          9.95       .47        .36    .83     (.47)      --   (.47)  10.31       8.47    64,247      .66      4.57
  2004         10.45       .51       (.50)   .01     (.51)      --   (.51)   9.95        .06    61,595      .65      5.03
  2003         10.27       .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86    66,819      .65      5.16
  2002         10.33       .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07    60,302      .67      5.44
  2001          9.96       .58        .35    .93     (.56)      --   (.56)  10.33       9.54    58,694      .68      5.62
----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
FLORIDA    ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
May 31,      Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (6/90)
  2006(e)       .83%*    4.17%*      .83%*    4.18%*         4%
  2005          .86      4.38        .85      4.39          27
  2004          .85      4.83        .85      4.84           6
  2003          .85      4.96        .84      4.97          19
  2002          .87      5.24        .86      5.25          17
  2001          .88      5.42        .87      5.43          22
Class B (2/97)
  2006(e)      1.58*     3.42*      1.58*     3.43*          4
  2005         1.61      3.63       1.60      3.64          27
  2004         1.60      4.08       1.60      4.09           6
  2003         1.60      4.21       1.59      4.22          19
  2002         1.62      4.49       1.61      4.50          17
  2001         1.63      4.67       1.62      4.68          22
Class C (9/95)
  2006(e)      1.38*     3.62*      1.38*     3.63*          4
  2005         1.41      3.83       1.40      3.83          27
  2004         1.40      4.28       1.40      4.29           6
  2003         1.40      4.40       1.38      4.41          19
  2002         1.42      4.69       1.41      4.70          17
  2001         1.43      4.87       1.42      4.88          22
Class R (2/97)
  2006(e)       .63*     4.37*       .63*     4.38*          4
  2005          .66      4.57        .65      4.58          27
  2004          .65      5.03        .65      5.04           6
  2003          .65      5.16        .64      5.17          19
  2002          .67      5.44        .66      5.45          17
  2001          .68      5.62        .67      5.63          22
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
21

                                     Notes

--------------------------------------------------------------------------------
22

                                     Notes

--------------------------------------------------------------------------------
23

                                     Notes

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services Company
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

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                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

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..  Investor education

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

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated November
                                               30, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

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Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

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[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still historically low, many have begun to wonder if interest rates will continue to rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers later sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 20, 2006



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan key investment strategies and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Paul, who has 16 years of investment experience, has managed the Maryland and Virginia Funds since 1999 and the Pennsylvania Fund since 2003.

--------------------------------------------------------------------------------

How did the Funds perform during the six months ended November 30, 2005?

The table on the next page provides total return performance information for the three Funds discussed in this report for the six-month, one-year, five-year, and 10-year periods ended November 30, 2005. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in the report.

The total returns (class A shares at NAV) of all three Funds underperformed the national Lehman Brothers Municipal Bond Index, while the Pennsylvania and Virginia Funds performed in line with their Lipper peer group average. The Maryland Fund trailed its Lipper peer group average.

Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What strategies were used to manage the Funds during the six months ended November 30, 2005? How did these strategies influence performance throughout the period?

A number of common factors influenced the Funds' performance:

Nuveen Maryland Municipal Bond Fund

The Nuveen Maryland Municipal Bond Fund benefited from the performance of many of its lower-rated bond holdings, which gained as credit spreads continued to narrow, meaning that investors were willing to accept less additional income for an increasing amount of risk. Among these lower-rated bonds, the portfolio's tobacco-backed and healthcare bonds did particularly well. Our high-quality housing bonds also added to results. These securities benefited from their high coupons, which provided some defense against the negative effects of rising interest rates during the period. The Fund was hurt slightly by its less-than-optimal yield curve positioning. The Fund had exposure to an inverse floating rate security ("inverse floater") which also underperformed. Inverse floaters tend to do poorly, all other factors equal, when short-term and long-term interest rates rise, as happened during the period because their income levels drop, and their values decline by more than most conventional bonds.

Nuveen Pennsylvania Municipal Bond Fund

The Nuveen Pennsylvania Municipal Bond Fund also was helped by its lower-rated holdings. This Fund featured the highest weighting in below investment grade bonds of the three profiled in this report. Healthcare bonds also did very well, as did our modest exposure to multi-family housing bonds. Other positive factors included strong industrial development revenue bond performance and favorable yield curve positioning. However, we saw mixed results from our advance refunded bonds, while the portfolio's higher-grade bond holdings tended to lag because of their increased sensitivity to rising interest rates.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 11/30/05
--------------------------------------------------------------------------------

                                                   Average Annual
                                     Cumulative ---------------------
                                      6-Month   1-Year 5-Year 10-Year
                                     -          ---------------------
           Nuveen Maryland Municipal
             Bond Fund
             A Shares at NAV             -0.10%  3.61%  5.79%   4.90%
             A Shares at Offer           -4.28% -0.71%  4.89%   4.46%
           Lipper Maryland Municipal
             Debt Funds Category
             Average/1/                   0.05%  2.82%  4.80%   4.62%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------
           Nuveen Pennsylvania
             Municipal Bond Fund
             A Shares at NAV              0.24%  4.37%  5.88%   5.20%
             A Shares at Offer           -3.94% -0.05%  4.98%   4.75%
           Lipper Pennsylvania
             Municipal Debt Funds
             Category Average/1/          0.13%  3.45%  5.13%   4.71%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------
           Nuveen Virginia Municipal
             Bond Fund
             A Shares at NAV              0.05%  4.25%  5.66%   5.22%
             A Shares at Offer           -4.11% -0.16%  4.75%   4.77%
           Lipper Virginia Municipal
             Debt Funds Category
             Average/1/                   0.03%  3.13%  4.98%   4.75%
           Lehman Brothers Municipal
             Bond Index/2/                0.36%  3.88%  5.92%   5.72%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


Nuveen Virginia Municipal Bond Fund

Exposure to lower-rated bonds also boosted the performance of the Nuveen Virginia Municipal Bond Fund, especially several holdings that continued to recover from their formerly distressed status. Tobacco bonds also did well for the portfolio, and some of our very shortest duration bonds gained ground - despite the rising rate environment - because of their defensive nature. On the negative side, several of the Fund's industrial development revenue bonds lagged. Bonds issued for American Airlines underperformed as the airline industry struggled, while bonds issued for Bedford County Industrial Development Authority and backed by Georgia Pacific were hurt after the company announced plans to be acquired by Koch Industries.

All three Funds were managed according to similar strategies, although our ability to implement these strategies varied based on each portfolio's individual characteristics and each state's market conditions. In all three Funds, trading activity was relatively modest. We made few wholesale changes, as we generally thought the portfolios were well-structured going into the period.

When we did make new purchases, we continued to favor intermediate bonds, which during the past six months we defined as having 10- to 20-year maturities. We believed that this part of the yield curve continued to offer the best tradeoff between risk and reward, given our expectations for at least several more rate hikes from the Federal Reserve. These new purchases focused almost exclusively on high-grade bonds. As credit spreads (the difference in yield between lower-rated and higher-rated bonds) narrowed further and lower-rated bonds continued to outperform, it became increasingly


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended November 30, 2005. The Lipper categories contained 36, 36, 31 and 24 funds in the Lipper Maryland Municipal Debt Funds Category, 61, 61, 60 and 53 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 36, 36, 31 and 28 funds in the Lipper Virginia Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended November 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                           Semiannual Report  Page 3
challenging to identify attractively valued opportunities in lower-rated credit categories. While our additions of new lower-rated bonds to the portfolios during the period was limited, we generally continued to hold onto the ones we already owned. These generally added to performance as credit spreads tightened.

Proceeds for new purchases tended to come from sales of some of the Funds' short-duration holdings, especially pre-refunded bonds, which are securities refinanced through the issuance of new debt and thereby become backed by very-high-quality bonds. With the Fed raising short-term rates, we did not anticipate that short-term bonds would perform well after the refinancing had taken place (bonds typically experience an initial price jump upon the advance refunding but then get priced to relatively short call dates). We believed that selling these holdings and reinvesting the proceeds in intermediate bonds provided better total-return prospects for our shareholders.

A final management strategy that we employed to varying degrees in each Fund was to take advantage of market conditions to sell certain recently purchased bonds at a loss and reinvest the proceeds in similar securities offering higher prevailing yields. With this approach, we were able to increase the portfolios' income as well as use the realized losses to offset outstanding or future realized capital gains.

Dividend Information

During the reporting period, the Nuveen Virginia Municipal Bond Fund maintained its dividend, while the Nuveen Maryland and Pennsylvania Municipal Bond Funds experienced a dividend decrease. The reduction in dividend for the Maryland and Pennsylvania Funds reflected the low-interest rate environment of the past several years. As bonds matured, were called, or were sold from the portfolio, the bonds purchased to replace the older holdings were generally offering lower prevailing yields.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders.

As of November 30, 2005, the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.



                           Semiannual Report  Page 4

  Fund Spotlight as of 11/30/05              Nuveen Maryland Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.53   $10.55   $10.52   $10.55
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0345  $0.0280  $0.0300  $0.0365
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0414  $0.0414  $0.0414  $0.0414
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/16/94  2/28/92
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.61% -0.71%
                 ---------------------------------------------
                 5-Year                           5.79%  4.89%
                 ---------------------------------------------
                 10-Year                          4.90%  4.46%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.85% -1.13%
                 ---------------------------------------------
                 5-Year                           5.02%  4.85%
                 ---------------------------------------------
                 10-Year                          4.30%  4.30%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.09%
                 ---------------------------------------------
                 5-Year                           5.23%
                 ---------------------------------------------
                 10-Year                          4.32%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.83%
                 ---------------------------------------------
                 5-Year                           5.98%
                 ---------------------------------------------
                 10-Year                          5.12%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.93%  3.77%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.61%  3.46%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.27%  5.05%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.18%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.86%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.18%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.42%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.06%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.47%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.81%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.56%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.10%       -1.24%
                            -------------------------------------------
                            5-Year             5.47%        4.58%
                            -------------------------------------------
                            10-Year            4.90%        4.44%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             2.35%       -1.60%
                            -------------------------------------------
                            5-Year             4.70%        4.54%
                            -------------------------------------------
                            10-Year            4.29%        4.29%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             2.59%
                            -------------------------------------------
                            5-Year             4.91%
                            -------------------------------------------
                            10-Year            4.31%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             3.33%
                            -------------------------------------------
                            5-Year             5.69%
                            -------------------------------------------
                            10-Year            5.12%
                            -------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $116,439
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.83
           ---------------------------------------------------------
           Average Duration                                     5.51
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                           Semiannual Report  Page 5

  Fund Spotlight as of 11/30/05              Nuveen Maryland Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      46.2%
AA                       26.2%
A                        10.5%
BBB                      11.8%
BB or Lower               1.9%
NR                        3.4%

Sectors/1/

                    Tax Obligation/General            25.9%
                    ---------------------------------------
                    Tax Obligation/Limited            18.8%
                    ---------------------------------------
                    Healthcare                        13.9%
                    ---------------------------------------
                    U.S. Guaranteed                   11.6%
                    ---------------------------------------
                    Education and Civic Organizations 11.3%
                    ---------------------------------------
                    Housing/Multifamily                8.7%
                    ---------------------------------------
                    Other                              9.8%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $  999.00 $  996.30 $  996.50 $1,000.20 $1,020.66 $1,016.90 $1,017.90 $1,021.66
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.41 $    8.16 $    7.16 $    3.41 $    4.46 $    8.24 $    7.23 $    3.45
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                           Semiannual Report  Page 6

  Fund Spotlight as of 11/30/05          Nuveen Pennsylvania Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.39   $10.39   $10.36   $10.37
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0350  $0.0285  $0.0305  $0.0370
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0002  $0.0002  $0.0002  $0.0002
   --------------------------------------------------------------------------
   Inception Date                         10/29/86  2/03/97  2/02/94  2/03/97
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.37% -0.05%
                 ---------------------------------------------
                 5-Year                           5.88%  4.98%
                 ---------------------------------------------
                 10-Year                          5.20%  4.75%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.60% -0.40%
                 ---------------------------------------------
                 5-Year                           5.09%  4.92%
                 ---------------------------------------------
                 10-Year                          4.62%  4.62%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.75%
                 ---------------------------------------------
                 5-Year                           5.30%
                 ---------------------------------------------
                 10-Year                          4.62%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.62%
                 ---------------------------------------------
                 5-Year                           6.11%
                 ---------------------------------------------
                 10-Year                          5.39%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.04%  3.87%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.61%  3.46%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.16%  4.94%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.10%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.53%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.06%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.37%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.28%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.81%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.44%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.76%       -0.60%
                            -------------------------------------------
                            5-Year             5.62%        4.72%
                            -------------------------------------------
                            10-Year            5.18%        4.72%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             3.09%       -0.90%
                            -------------------------------------------
                            5-Year             4.85%        4.68%
                            -------------------------------------------
                            10-Year            4.59%        4.59%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             3.23%
                            -------------------------------------------
                            5-Year             5.06%
                            -------------------------------------------
                            10-Year            4.60%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             4.00%
                            -------------------------------------------
                            5-Year             5.85%
                            -------------------------------------------
                            10-Year            5.36%
                            -------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $165,650
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.09
           ---------------------------------------------------------
           Average Duration                                     5.58
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Paid December 5, 2005. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30%.

                           Semiannual Report  Page 7

  Fund Spotlight as of 11/30/05          Nuveen Pennsylvania Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed      68.4%
AA                       12.9%
A                         1.0%
BBB                       7.8%
BB or Lower               5.2%
NR                        4.7%

Sectors/1/

                    Education and Civic Organizations 18.8%
                    ---------------------------------------
                    U.S. Guaranteed                   13.6%
                    ---------------------------------------
                    Tax Obligation/General            11.9%
                    ---------------------------------------
                    Transportation                    11.1%
                    ---------------------------------------
                    Tax Obligation/Limited            11.0%
                    ---------------------------------------
                    Water and Sewer                    7.1%
                    ---------------------------------------
                    Utilities                          6.6%
                    ---------------------------------------
                    Healthcare                         6.3%
                    ---------------------------------------
                    Housing/Multifamily                5.4%
                    ---------------------------------------
                    Other                              8.2%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $1,002.40 $  998.60 $  999.80 $1,003.50 $1,020.71 $1,016.95 $1,017.95 $1,021.71
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.37 $    8.12 $    7.12 $    3.37 $    4.41 $    8.19 $    7.18 $    3.40
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .87%, 1.62%, 1.42% and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                           Semiannual Report  Page 8

  Fund Spotlight as of 11/30/05              Nuveen Virginia Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.84   $10.82   $10.83   $10.81
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0360  $0.0295  $0.0310  $0.0380
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0445  $0.0445  $0.0445  $0.0445
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/03/97 10/04/93  2/03/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 11/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.25% -0.16%
                 ---------------------------------------------
                 5-Year                           5.66%  4.75%
                 ---------------------------------------------
                 10-Year                          5.22%  4.77%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.62% -0.38%
                 ---------------------------------------------
                 5-Year                           4.89%  4.72%
                 ---------------------------------------------
                 10-Year                          4.62%  4.62%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.78%
                 ---------------------------------------------
                 5-Year                           5.09%
                 ---------------------------------------------
                 10-Year                          4.66%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.49%
                 ---------------------------------------------
                 5-Year                           5.86%
                 ---------------------------------------------
                 10-Year                          5.41%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.99%  3.82%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.32%  5.10%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.27%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.24%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.43%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.07%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.51%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.22%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.62%
                 ---------------------------------------------

                            Average Annual Total Returns as of 12/31/05
                            A Shares             NAV        Offer
                            -------------------------------------------
                            1-Year             3.88%       -0.49%
                            -------------------------------------------
                            5-Year             5.36%        4.46%
                            -------------------------------------------
                            10-Year            5.23%        4.78%
                            -------------------------------------------
                            B Shares        w/o CDSC       w/CDSC
                            -------------------------------------------
                            1-Year             3.06%       -0.91%
                            -------------------------------------------
                            5-Year             4.58%        4.41%
                            -------------------------------------------
                            10-Year            4.61%        4.61%
                            -------------------------------------------
                            C Shares             NAV
                            -------------------------------------------
                            1-Year             3.42%
                            -------------------------------------------
                            5-Year             4.80%
                            -------------------------------------------
                            10-Year            4.65%
                            -------------------------------------------
                            R Shares             NAV
                            -------------------------------------------
                            1-Year             4.02%
                            -------------------------------------------
                            5-Year             5.57%
                            -------------------------------------------
                            10-Year            5.41%
                            -------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $274,027
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.73
           ---------------------------------------------------------
           Average Duration                                     5.67
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid December 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2005.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.

                           Semiannual Report  Page 9

  Fund Spotlight as of 11/30/05              Nuveen Virginia Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed      56.2%
AA                       23.8%
A                         7.5%
BBB                       5.5%
BB or Lower               4.2%
NR                        2.8%

Sectors/1/

                    Tax Obligation/Limited            23.4%
                    ---------------------------------------
                    Tax Obligation/General            15.9%
                    ---------------------------------------
                    U.S. Guaranteed                   11.8%
                    ---------------------------------------
                    Transportation                     8.9%
                    ---------------------------------------
                    Healthcare                         7.1%
                    ---------------------------------------
                    Water and Sewer                    7.0%
                    ---------------------------------------
                    Utilities                          6.4%
                    ---------------------------------------
                    Education and Civic Organizations  6.2%
                    ---------------------------------------
                    Housing/Multifamily                5.8%
                    ---------------------------------------
                    Other                              7.5%
                    ---------------------------------------

1As a percentage of total holdings as of November 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (6/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (11/30/05)   $1,000.50 $  997.90 $  998.70 $1,001.60 $1,020.86 $1,017.10 $1,018.10 $1,021.86
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.21 $    7.96 $    6.96 $    3.21 $    4.26 $    8.04 $    7.03 $    3.24
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                          Semiannual Report  Page 10

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                      Nuveen       Nuveen     Nuveen
                                                    Maryland Pennsylvania   Virginia
                                                   Municipal    Municipal  Municipal
                                                        Bond         Bond       Bond
                                                        Fund         Fund       Fund
------------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                              8,126,619   11,255,422 20,014,560
  Against                                             67,690      162,058    283,020
  Abstain                                            104,270      234,625    386,682
------------------------------------------------------------------------------------
Total                                              8,298,579   11,652,105 20,684,262
------------------------------------------------------------------------------------

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                       Robert P. Bremner
                         For                                  80,297,519
                         Withhold                              1,438,007
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Lawrence H. Brown
                         For                                  80,262,778
                         Withhold                              1,472,748
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Jack B. Evans
                         For                                  80,337,930
                         Withhold                              1,397,596
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William C. Hunter
                         For                                  80,349,837
                         Withhold                              1,385,689
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       David J. Kundert
                         For                                  80,328,201
                         Withhold                              1,407,325
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       William J. Schneider
                         For                                  80,335,231
                         Withhold                              1,400,295
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------
                       Timothy R. Schwertfeger
                         For                                  80,318,111
                         Withhold                              1,417,415
        ----------------------------------------------------------------
                       Total                                  81,735,526
        ----------------------------------------------------------------

----
11

        ----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
        Approval of the Board Members was reached as follows:    Trust I
        ----------------------------------------------------------------
                         Judith M. Stockdale
                           For                                80,365,761
                           Withhold                            1,369,765
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------
                         Eugene S. Sunshine
                           For                                80,349,064
                           Withhold                            1,386,462
        ----------------------------------------------------------------
                         Total                                81,735,526
        ----------------------------------------------------------------

----
12

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND
November 30, 2005

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.4%

 $     1,560 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   5/12 at 100.00       BBB $     1,581,091
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.1%

             Frederick County, Maryland, Educational Facilities Revenue
             Bonds, Mount St. Mary's College, Series 2001A:
         100  5.750%, 9/01/25                                             3/10 at 101.00      BBB-         103,792
         100  5.800%, 9/01/30                                             3/10 at 101.00      BBB-         103,554

         645 Hartford County, Maryland, Economic Development Revenue      4/14 at 100.00        A+         668,517
              Bonds, Battelle Memorial Institute, Series 2004, 5.250%,
              4/01/34

             Maryland Economic Development Corporation, Utility
             Infrastructure Revenue Bonds, University of Maryland -
             College Park, Series 2001:
       1,000  5.375%, 7/01/15 - AMBAC Insured                             7/11 at 100.00       AAA       1,081,700
         740  5.375%, 7/01/16 - AMBAC Insured                             7/11 at 100.00       AAA         799,104

         500 Maryland Health and Higher Educational Facilities            7/08 at 102.00      BBB-         518,480
              Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Bullis School, Series 2000:
         250  5.250%, 7/01/25 - FSA Insured                               1/11 at 101.00       AAA         266,050
         500  5.250%, 7/01/30 - FSA Insured                               1/11 at 101.00       AAA         530,490

             Maryland Health and Higher Educational Facilities
             Authority, Mortgage Revenue Bonds, Green Acres School,
             Series 1998:
         665  5.300%, 7/01/18                                             7/06 at 102.00      BBB-         675,780
       1,000  5.300%, 7/01/28                                             7/06 at 102.00      BBB-       1,003,640

       1,000 Maryland Health and Higher Educational Facilities            7/08 at 102.00        AA       1,048,680
              Authority, Revenue Refunding Bonds, Johns Hopkins
              University, Series 1998, 5.125%, 7/01/20

         625 Maryland Health and Higher Educational Facilities            6/11 at 100.00      Baa1         648,538
              Authority, Revenue Bonds, Maryland Institute College of
              Art, Series 2001, 5.500%, 6/01/32

         625 Maryland Health and Higher Educational Facilities            7/14 at 100.00        A-         637,588
              Authority, Revenue Bonds, Goucher College, Series 2004,
              5.125%, 7/01/34

       1,500 Morgan State University, Maryland, Student Tuition and Fee     No Opt. Call       AAA       1,799,490
              Revenue Refunding Bonds, Academic Fees and Auxiliary
              Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

         550 Morgan State University, Maryland, Student Tuition and Fee   7/13 at 100.00       AAA         584,738
              Revenue Bonds, Academic Fees and Auxiliary Facilities,
              Series 2003A, 5.000%, 7/01/20 - FGIC Insured

             University of Maryland, Auxiliary Facility and Tuition
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 4/01/15                                             4/13 at 100.00        AA       1,066,260
         500  5.000%, 4/01/19                                             4/13 at 100.00        AA         530,840

         750 University of Puerto Rico, University System Revenue Bonds,  6/10 at 100.00       AAA         816,638
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 13.6%

         645 Maryland Health and Higher Educational Facilities              No Opt. Call       AAA         832,450
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 1991B, 7.000%, 7/01/22 - FGIC Insured

       2,000 Maryland Health and Higher Educational Facilities            6/09 at 101.00        A+       2,100,100
              Authority, Revenue Bonds, Kaiser Permanente System, Series
              1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher Educational Facilities            7/11 at 100.00        A+         757,793
              Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

         500 Maryland Health and Higher Educational Facilities            7/12 at 100.00        A+         544,545
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2002, 6.000%, 7/01/22

       1,500 Maryland Health and Higher Educational Facilities            7/12 at 100.00      Baa1       1,567,500
              Authority, Revenue Bonds, Carroll County General Hospital,
              Series 2002, 5.800%, 7/01/32

         800 Maryland Health and Higher Educational Facilities            7/12 at 100.00      Baa1         812,920
              Authority, Revenue Bonds, Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

----
13

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

 $       800   Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3 $       841,232
                Authority, Revenue Bonds, Union Hospital of Cecil County,
                Series 2002, 5.625%, 7/01/32

       1,785   Maryland Health and Higher Educational Facilities             7/13 at 100.00      Baa2       1,831,053
                Authority, Revenue Bonds, Kennedy Krieger Institute,
                Series 2003, 5.500%, 7/01/33

         500   Maryland Health and Higher Educational Facilities             7/13 at 100.00       AAA         526,105
                Authority, Revenue Bonds, University of Maryland Medical
                System, Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

         850   Maryland Health and Higher Educational Facilities             8/14 at 100.00      Baa1         887,154
                Authority, Revenue Bonds, MedStar Health, Series 2004,
                5.375%, 8/15/24

         525   Maryland Health and Higher Educational Facilities             7/14 at 100.00         A         535,574
                Authority, Revenue Bonds, LifeBridge Health System,
                Series 2004A, 5.125%, 7/01/34

         775   Maryland Health and Higher Educational Facilities             7/14 at 100.00        A2         814,161
                Authority, Revenue Bonds, Calvert Memorial Hospital,
                Series 2004, 5.500%, 7/01/36

         965   Maryland Health and Higher Educational Facilities             7/14 at 100.00        AA         974,891
                Authority, Revenue Bonds, Civista Medical Center,
                Series 2005, 5.000%, 7/01/37 - RAAI Insured

       2,000   Prince George's County, Maryland, Revenue Bonds, Dimensions   1/06 at 101.00        B3       1,797,540
                Health Corporation, Series 1994, 5.375%, 7/01/14

       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and     1/06 at 101.00       AAA       1,022,390
                Environmental Control Facilities Financing Authority,
                Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
                1995A, 6.250%, 7/01/16 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 8.5%

         750   Baltimore County, Maryland, GNMA Collateralized Revenue      10/08 at 102.00       AAA         764,183
                Refunding Bonds, Cross Creek Apartments, Series 1998A,
                5.250%, 10/20/33

         500   Maryland Community Development Administration, Housing        1/09 at 101.00       Aa2         507,750
                Revenue Bonds, Series 1999A, 5.350%,7/01/41 (Alternative
                Minimum Tax)

       1,000   Maryland Community Development Administration, Housing        1/10 at 100.00       Aa2       1,044,690
                Revenue Bonds, Series 1999B, 6.250%,7/01/32 (Alternative
                Minimum Tax)

       1,000   Maryland Community Development Administration, Multifamily   10/08 at 101.50       Aaa       1,017,960
                Development Revenue Bonds, Auburn Manor, Series 1998A,
                5.300%, 10/01/28 (Alternative Minimum Tax)

               Maryland Economic Development Corporation, Student Housing
               Revenue Bonds, Collegiate Housing Foundation - College
               Park, Series 1999A:
       1,250    5.750%, 6/01/19                                              6/09 at 102.00      Baa2       1,300,400
         250    5.750%, 6/01/24                                              6/09 at 102.00      Baa2         258,863

         600   Maryland Economic Development Corporation, Student Housing    7/11 at 101.00         A         642,396
                Revenue Bonds, Sheppard Pratt University Village, Series
                2001, 5.875%, 7/01/21 - ACA Insured

       1,000   Montgomery County Housing Opportunities Commission,           1/06 at 102.00       Aa2       1,021,030
                Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                Bonds, Series 1995A, 6.000%, 7/01/20

       1,420   Montgomery County Housing Opportunities Commission,           7/08 at 101.00       Aaa       1,443,331
                Maryland, FNMA/FHA-Insured Multifamily Housing Development
                Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum
                Tax)

         805   Prince George's County Housing Authority, Maryland, GNMA      5/06 at 100.00       AAA         805,555
                Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
                Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
                Minimum Tax)

       1,000   Prince George's County Housing Authority, Maryland, GNMA      9/09 at 102.00       AAA       1,050,540
                Collateralized Mortgage Revenue Bonds, University Landing
                Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
                Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.4%

         440   Maryland Community Development Administration, Residential    9/10 at 100.00       Aa2         445,689
                Revenue Bonds, Series 2000H, 5.800%,9/01/32 (Alternative
                Minimum Tax)

          10   Prince George's County Housing Authority, Maryland,           8/10 at 100.00       AAA          10,394
                FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
                Minimum Tax)

----
14

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.4%

 $       500 Northeast Maryland Waste Disposal Authority, Baltimore,       1/09 at 101.00       BBB $       505,530
              Resource Recovery Revenue Bonds, RESCO Retrofit Project,
              Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.3%

             Carroll County, Maryland, Revenue Refunding Bonds, EMA
             Obligated Group, Series 1999A:
         500  5.500%, 1/01/19 - RAAI Insured                               1/09 at 101.00        AA         524,565
         500  5.625%, 1/01/25 - RAAI Insured                               1/09 at 101.00        AA         527,105

       1,565 Maryland Economic Development Corporation, Health and         4/11 at 102.00       N/R       1,665,363
              Mental Hygiene Providers Revenue Bonds, Series 1996A,
              7.625%, 4/01/21
-------------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       1,500 Baltimore, Maryland, Port Facilities Revenue Bonds,           4/06 at 100.00         A       1,573,290
              Consolidation Coal Sales Company, Series 1984B, 6.500%,
              10/01/11
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.3%

       3,000 Anne Arundel County, Maryland, General Obligation Bonds,        No Opt. Call       AA+       3,247,710
              Series 2003, 5.000%, 3/01/13

       1,000 Baltimore County, Maryland, Metropolitan District Special     6/11 at 101.00       AAA       1,054,970
              Assessment Bonds, 67th Issue, 5.000%, 6/01/25

         750 Baltimore, Maryland, General Obligation Consolidated Public  10/14 at 100.00       AAA         793,748
              Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC
              Insured

       1,000 Baltimore, Maryland, General Obligation Bonds, Series        10/15 at 100.00       AAA       1,086,400
              2005A, 5.000%, 10/15/16 - AMBAC Insured

       1,000 Charles County, Maryland, Consolidated General Obligation       No Opt. Call        AA       1,078,580
              Public Improvement Bonds, Series 2005, 5.000%, 3/01/12

             Frederick County, Maryland, General Obligation Public
             Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20                                            11/12 at 101.00        AA       1,332,888
       1,250  5.000%, 11/01/21                                            11/12 at 101.00        AA       1,330,775

         550 Frederick County, Maryland, Special Obligation Bonds,         7/10 at 102.00        AA         593,164
              Villages of Lake Linganore Community Development
              Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

             Frederick, Maryland, General Obligation Bonds, Series 2005:
       1,500  5.000%, 8/01/16 - MBIA Insured                               8/15 at 100.00       AAA       1,624,860
       2,000  5.000%, 8/01/17 - MBIA Insured                               8/15 at 100.00       AAA       2,158,140

       1,525 Howard County, Maryland, Consolidated Public Improvement      2/14 at 100.00       AAA       1,629,066
              Bonds, Series 2004B, 5.000%, 8/15/18

       3,000 Maryland, General Obligation Bonds, State and Local             No Opt. Call       Aaa       4,152,180
              Facilities Loan, RITES PA-816-R, Series 2001,
              10.026%, 3/01/15 (IF)

       1,000 Maryland, General Obligation Bonds, Series 2005, 5.000%,      8/15 at 100.00       AAA       1,083,240
              8/01/17

       1,000 Montgomery County, Maryland, Consolidated General            10/11 at 101.00       AAA       1,090,530
              Obligation Public Improvement Refunding Bonds,
              Series 2001, 5.250%, 10/01/13

       1,680 Montgomery County, Maryland, Consolidated General               No Opt. Call       AAA       1,832,897
              Obligation Public Improvement Bonds, Series 2005A, 5.000%,
              7/01/15

         300 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A         315,723
              2000A, 6.000%, 6/01/20 - ACA Insured

             Prince George's County, Maryland, General Obligation
             Consolidated Public Improvement Bonds, Series 2003A:
       1,000  5.000%, 10/01/17                                            10/13 at 100.00        AA       1,066,650
       2,000  5.000%, 10/01/18                                            10/13 at 100.00        AA       2,130,520

       1,230 Washington Suburban Sanitary District, Montgomery and         6/15 at 100.00       AAA       1,336,075
              Prince George's Counties, Maryland, Water Supply Bonds,
              Series 2005, 5.000%, 6/01/16

         500 Washington Suburban Sanitary District, Montgomery and         6/15 at 100.00       AAA         543,120
              Prince George's Counties, Maryland, Sewerage Disposal
              Bonds, Series 2005, 5.000%, 6/01/16
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 18.3%

         550 Anne Arundel County, Maryland, Tax Increment Financing          No Opt. Call       N/R         562,199
              Revenue Bonds, Parole Town Center Project, Series 2002,
              5.000%, 7/01/12

       1,000 Baltimore, Maryland, Revenue Refunding Bonds, Convention      9/08 at 102.00       AAA       1,055,920
              Center, Series 1998, 5.000%, 9/01/19 - MBIA Insured

----
15

Portfolio of Investments (Unaudited)
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,000 Baltimore Board of School Commissioners, Maryland, Revenue    5/13 at 100.00       AA+ $     1,063,620
              Bonds, City Public School System, Series 2003A, 5.000%,
              5/01/17

         200 Baltimore, Maryland, Special Obligation Bonds, North Locust   9/15 at 101.00       N/R         199,266
              Point Project, Series 2005, 5.500%, 9/01/34

         450 Hyattsville, Maryland, Special Obligation Bonds, University   7/14 at 102.00       N/R         460,908
              Town Center Project, Series 2004, 5.750%, 7/01/34

       1,110 Maryland Community Development Administration,                6/10 at 101.00       Aaa       1,214,451
              Infrastructure Financing Bonds, Series 2000A,
              5.875%, 6/01/30 - MBIA Insured

       1,750 Maryland Department of Transportation, Consolidated             No Opt. Call        AA       1,977,605
              Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

       1,000 Maryland Department of Transportation, Consolidated             No Opt. Call        AA       1,082,160
              Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13

         935 Maryland Economic Development Corporation, Lease Revenue      6/12 at 100.50       AA+       1,016,336
              Bonds, Department of Transportation Headquarters Building,
              Series 2002, 5.375%, 6/01/19

             Maryland Economic Development Corporation, Lease Revenue
             Bonds, Montgomery County Town Square Parking Garage, Series
             2002A:
         430  5.000%, 9/15/13                                              9/12 at 100.00       AA+         461,859
         650  5.000%, 9/15/16                                              9/12 at 100.00       AA+         695,142

         830 Maryland Department of Transportation, Certificates of       10/10 at 101.00       AA+         883,668
              Participation, Mass Transit Administration Project, Series
              2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

       1,760 Maryland Stadium Authority, Lease Revenue Bonds, Convention  12/05 at 101.00       AAA       1,781,490
              Center Expansion, Series 1994, 5.875%,12/15/12 - AMBAC
              Insured

       1,540 Maryland Stadium Authority, Lease Revenue Bonds, Montgomery   6/13 at 100.00       AA+       1,627,472
              County Conference Center Facilities, Series 2003, 5.000%,
              6/15/22

       1,470 Montgomery County, Maryland, Lease Revenue Bonds, Metrorail   6/12 at 100.00        AA       1,544,676
              Garage, Series 2002, 5.000%, 6/01/21

         815 Montgomery County, Maryland, Lease Revenue Bonds, College     5/15 at 100.00        A1         859,426
              of Arts Center Project, Series 2005A, 5.000%, 5/01/20

         500 Montgomery County, Maryland, Special Obligation Bonds, West   7/12 at 101.00        AA         528,225
              Germantown Development District, Senior Series 2002A,
              5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School Commissioners, Maryland,  11/10 at 100.00       AA+         534,010
              School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

       1,000 Prince George's County, Maryland, Lease Revenue Bonds,        6/13 at 100.00       AAA       1,072,600
              Upper Marlboro Justice Center, Series 2003A, 5.000%,
              6/30/14 - MBIA Insured

       1,000 Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,   8/12 at 100.00       AAA       1,078,310
              8/01/21 - FSA Insured

       1,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       1,664,865
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
-------------------------------------------------------------------------------------------------------------------
             Transportation - 1.5%

             Maryland Health and Higher Educational Facilities
             Authority, Parking Facilities Revenue Bonds, Johns Hopkins
             Medical Institution, Series 2004B:
         150  5.000%, 7/01/13 - AMBAC Insured                                No Opt. Call       AAA         161,813
         175  5.000%, 7/01/14 - AMBAC Insured                                No Opt. Call       AAA         189,124

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC         345,835
              Bonds, American Airlines Inc., Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,000 District of Columbia Metropolitan Area Transit Authority,       No Opt. Call       AAA       1,076,730
              Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.3%

       1,250 Baltimore County, Maryland, Consolidated General Obligation   8/12 at 100.00       AAA       1,349,188
              Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
              (Pre-refunded to 8/01/12)

         795 Baltimore, Maryland, Revenue Refunding Bonds, Water             No Opt. Call       AAA         841,309
              Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

 $       775 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA $       821,027
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding          No Opt. Call       AAA       2,418,824
              Bonds, Shady Grove Adventist Nursing and Rehabilitation
              Center, Series 1992, 6.500%, 9/01/12 - FSA Insured

       1,000 Howard County, Maryland, Consolidated Public Improvement      2/12 at 100.00       AAA       1,090,140
              Refunding Bonds, Series 2002A, 5.250%, 8/15/18
              (Pre-refunded to 2/15/12)

       1,100 Howard County, Maryland, Consolidated Public Improvement      8/12 at 100.00       AAA       1,187,592
              Refunding Bonds, Series 2003A, 5.000%, 8/15/14
              (Pre-refunded to 8/15/12)

         750 Maryland Health and Higher Educational Facilities             7/10 at 101.00     A3***         856,934
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2000, 6.750%, 7/01/30 (Pre-refunded to
              7/01/10)

       1,230 Maryland Transportation Authority, Revenue Refunding Bonds,     No Opt. Call       AAA       1,424,820
              Transportation Facilities Projects, First Series 1978,
              6.800%, 7/01/16

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA         817,086
       1,175  5.500%, 10/01/40                                            10/10 at 101.00       AAA       1,264,922

       1,120 Prince George's County Housing Authority, Maryland,           2/06 at 100.00     AA***       1,123,942
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 1997A, 5.750%, 8/01/26 (Alternative
              Minimum Tax) (Pre-refunded to 2/01/06)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 2.2%

       1,000 Maryland Energy Financing Administration, Revenue Bonds,      9/07 at 100.00       N/R       1,015,070
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

       1,510 Prince George's County, Maryland, Pollution Control Revenue     No Opt. Call        A-       1,535,065
              Refunding Bonds, Potomac Electric Power Company, Series
              1993, 6.375%, 1/15/23
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.1%

         100 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-         103,738
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
 $   106,665 Total Long-Term Investments (cost $110,547,862) - 97.8%                                    113,887,615
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.2%                                                         2,551,347
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   116,438,962
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments (Unaudited)
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 18.3%

 $     4,000 Allegheny County Higher Education Building Authority,           No Opt. Call       AA- $     4,016,800
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

       1,000 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3       1,024,490
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher Education Building Authority,           No Opt. Call      Baa3       1,283,820
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

             Chester County Health and Education Facilities Authority,
             Pennsylvania, College Revenue Bonds, Immaculata College,
             Series 1998:
       1,300  5.600%, 10/15/18                                            10/08 at 102.00       BB+       1,308,983
         550  5.625%, 10/15/27                                            10/08 at 102.00       BB+         551,584

       1,815 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00      BBB-       1,831,807
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       1,000 Delaware County Authority, Pennsylvania, Revenue Refunding    8/13 at 100.00       AAA       1,077,690
              Bonds, Villanova University, Series 2003, 5.250%, 8/01/20
              - FGIC Insured

       1,645 Delaware County Authority, Pennsylvania, Revenue Bonds,       8/15 at 100.00       AAA       1,723,944
              Villanova University, Series 2005, 5.000%, 8/01/24 - MBIA
              Insured

       2,000 Indiana County Industrial Development Authority,             11/14 at 100.00       AAA       2,088,420
              Pennsylvania, Revenue Bonds, Student Cooperative
              Association Inc./Indiana University of Pennsylvania -
              Student Union Project, Series 2004, 5.000%, 11/01/24 -
              AMBAC Insured

       2,500 Montgomery County Industrial Development Authority,           8/15 at 100.00       Aaa       2,612,300
              Pennsylvania, Revenue Bonds, Hill School, Series 2005,
              5.000%, 8/15/26 - MBIA Insured

       2,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00      BBB-       2,249,954
              Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15

       1,000 Pennsylvania Higher Educational Facilities Authority,         7/15 at 100.00        AA       1,032,740
              Revenue Bonds, University of Pennsylvania, Series 2005C,
              5.000%, 7/15/38

       1,250 Pennsylvania Higher Educational Facilities Authority,         5/15 at 100.00       AAA       1,237,550
              Revenue Bonds, University of Pennsylvania Sciences, Series
              2005A, 4.750%, 11/01/33 - XLCA Insured

       7,000 Pennsylvania State University, General Obligation Refunding     No Opt. Call        AA       7,671,370
              Bonds, Series 2002, 5.250%, 8/15/13

         500 Union County, Higher Education Facilities Financing           4/13 at 100.00       Aa3         538,050
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 6.1%

         470 Allegheny County Hospital Development Authority,              4/15 at 100.00      Baa2         466,719
              Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
              Series 2005A, 5.125%, 4/01/35

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00       AA-       2,573,975
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

       1,585 Jeannette Health Services Authority, Pennsylvania, Hospital  11/06 at 102.00       BB-       1,566,693
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

         750 Lehigh County General Purpose Authority, Pennsylvania,       11/14 at 100.00         A         785,205
              Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
              11/01/24

         900 Lehigh County General Purpose Authority, Pennsylvania,        8/13 at 100.00       BBB         923,616
              Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
              Series 2003, 5.375%, 8/15/33

         945 Pennsylvania Higher Educational Facilities Authority,         8/15 at 100.00       AAA       1,012,889
              Revenue Bonds, University of Pennsylvania Health Services,
              Series 2005B, 5.000%, 8/15/16 - FGIC Insured

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
       1,265  5.250%, 7/01/10                                                No Opt. Call       BB+       1,281,382
         500  5.625%, 7/01/24                                              7/08 at 100.00       BB+         491,770

             Southcentral Pennsylvania General Authority, Revenue Bonds,
              Hanover Hospital Inc., Series 2005:
         430  5.000%, 12/01/27 - RAAI Insured                             12/15 at 100.00        AA         439,168
         300  5.000%, 12/01/29 - RAAI Insured                             12/15 at 100.00        AA         305,916

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

 $       260 St. Mary Hospital Authority, Pennsylvania, Health System     11/14 at 100.00        A1 $       270,546
              Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
              11/15/34
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.3%

       5,920 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00       N/R       6,515,670
              Revenue Bonds, Collegiate Housing Foundation - Eastern
              College, Series 2000A, 8.250%, 7/01/29

       1,360 Delaware County Industrial Development Authority,               No Opt. Call       AAA       1,399,127
              Pennsylvania, Multifamily Housing Revenue Bonds, Darby
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

         240 Philadelphia Authority for Industrial Development,            5/15 at 102.00      Baa2         241,308
              Pennsylvania, Multifamily Housing Revenue Bonds,
              Presbyterian Homes Germantown - Morrisville Project,
              Series 2005A, 5.625%, 7/01/35

         635 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A         629,418
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.1%

         995 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/06 at 102.00       AAA       1,018,890
              Mortgage Revenue Bonds, Series 1996D, 6.250%, 10/01/17

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00       AAA         791,982
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 2.5%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00       BB+       3,107,310
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00       AAA       1,098,950
              Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.1%

       2,665 Allegheny County Residential Finance Authority,              12/05 at 100.00       AAA       2,672,702
              Pennsylvania, FHA-Insured Mortgage Revenue Bonds, Ladies
              Grand Army of the Republic Health Facility, Series 1995G,
              6.350%, 10/01/36

             Chester County Health and Education Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00      BBB-         981,570
       1,100  5.500%, 6/01/25                                             12/08 at 100.00      BBB-       1,076,196

       2,000 Montgomery County Higher Education and Health Authority,      1/06 at 101.00       BBB       2,021,400
              Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
              Ltd., Series 1996, 6.375%, 1/01/26
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.3%

         440 Bucks County Industrial Development Authority,                  No Opt. Call      BBB+         471,368
              Pennsylvania, Environmental Improvement Revenue Bonds, USX
              Corporation Project, Series 1995, 5.400%, 11/01/17
              (Mandatory put 11/01/11)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.6%

       1,000 Allegheny County, Pennsylvania, General Obligation Bonds,       No Opt. Call       AAA       1,097,260
              Series 2005C-57, 5.250%, 11/01/13 - FGIC Insured

             Boyertown Area School District, Berks and Montgomery
             Counties, Pennsylvania, General Obligation Bonds, Series
             2005:
       1,170  5.000%, 10/01/23 - FSA Insured                               4/15 at 100.00       Aaa       1,229,155
       1,000  5.000%, 10/01/24 - FSA Insured                               4/15 at 100.00       Aaa       1,048,210
       1,000  5.000%, 10/01/25 - FSA Insured                               4/15 at 100.00       Aaa       1,046,640

       1,200 Bucks County, Pennsylvania, General Obligation Bonds,         6/15 at 100.00       Aa2       1,278,936
              Series 2005, 5.000%, 6/01/17

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00       Aaa       1,050,170
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,665 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00       Aaa       1,796,568
              Series 2003, 5.250%, 7/01/17 - MBIA Insured

       3,125 Chichester School District, Delaware County, Pennsylvania,      No Opt. Call       AAA       1,240,344
              General Obligation Bonds, Series 1999, 0.000%, 3/01/26 -
              FGIC Insured

       1,715 Delaware County, Pennsylvania, General Obligation Bonds,     10/15 at 100.00        AA       1,822,393
              Series 2005, 5.000%, 10/01/20

----
19

Portfolio of Investments (Unaudited)
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,635 Girard School District, Erie County, Pennsylvania, General      No Opt. Call       AAA $       526,159
              Obligation Bonds, Series 1999B, 0.000%, 11/15/28 - FGIC
              Insured

       1,240 Luzerne County, Pennsylvania, General Obligation Bonds,       5/13 at 100.00       Aaa       1,338,258
              Series 2003A, 5.250%, 11/15/16 - MBIA Insured

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call       AAA       1,981,883
              Pennsylvania, General Obligation Bonds, Series1997D,
              0.000%, 10/01/24 - MBIA Insured

       1,000 Meadville, Crawford County, Pennsylvania, General            10/15 at 100.00       Aaa       1,042,150
              Obligation Bonds, Series 2005, 5.000%, 10/01/25 - XLCA
              Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call       AAA       1,558,538
              General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 -
              MBIA Insured

       1,000 Philadelphia, Pennsylvania, General Obligation Bonds,           No Opt. Call       AAA       1,083,080
              Series 2003A, 5.250%, 2/15/13 - XLCA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 10.7%

       4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00       AAA       4,628,295
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

       1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00       N/R       1,085,290
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

         950 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call       AA-       1,067,696
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00       Aaa       1,047,370
              Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
              MBIA Insured

             Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
             Lien Revenue Bonds, Series 2003A:
         640  5.250%, 12/01/14 - MBIA Insured                             12/13 at 100.00       AAA         699,731
       1,000  5.250%, 12/01/15 - MBIA Insured                             12/13 at 100.00       AAA       1,088,450
       1,150  5.250%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA       1,245,163
       2,000  5.250%, 12/01/19 - MBIA Insured                             12/13 at 100.00       AAA       2,161,240

       1,000 Pennsylvania Turnpike Commission, Oil Franchise Tax          12/13 at 100.00       AAA       1,081,330
              Subordinate Lien Revenue Bonds, Series 2003B, 5.250%,
              12/01/18 - MBIA Insured

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00       AAA       1,081,460
              Bonds, Philadelphia Neighborhood Transformation
              Initiative, Series 2002A, 5.500%, 4/15/22 - FGIC Insured

       1,300 Philadelphia Municipal Authority, Pennsylvania, Lease        11/13 at 100.00       AAA       1,385,618
              Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,000 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA       1,142,440
              Transportation Authority, Series 2003AA, 5.500%, 7/01/20 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.8%

             Pennsylvania Turnpike Commission, Registration Fee Revenue
              Bonds, Series 2005A:
       1,300  5.250%, 7/15/18 - FSA Insured                                  No Opt. Call       AAA       1,441,388
       1,270  5.250%, 7/15/19 - FSA Insured                                  No Opt. Call       AAA       1,412,113

       2,500 Philadelphia Airport System, Pennsylvania, Revenue Bonds,     6/07 at 102.00       AAA       2,562,725
              Series 1997B, 5.400%, 6/15/27 (Alternative Minimum Tax) -
              FGIC Insured

             Pittsburgh and Allegheny County Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00       Aaa       1,017,020
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00       Aaa       4,575,330

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call       AAA       4,872,495
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00       Aaa       2,047,220
              Airport System Revenue Bonds, Series 2003B, 5.000%,
              1/01/33 - AMBAC Insured

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 13.2%

 $     1,525 Allegheny County Hospital Development Authority,                No Opt. Call       AAA $     1,848,361
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital - Sublessee, Series 1982Q, 7.000%, 8/01/15

       2,995 Deer Lakes School District, Allegheny County, Pennsylvania,   1/06 at 100.00       AAA       3,376,353
              General Obligation Bonds, Series 1995, 6.350%, 1/15/14 -
              MBIA Insured

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00       Aaa       1,371,929
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania Obligation Group, Series 1996, 6.000%,
              12/15/26

         475 Moon Area School District, Allegheny County, Pennsylvania,      No Opt. Call       AAA         517,484
              General Obligation Bonds, Series 2004, 5.250%, 11/15/13 -
              FSA Insured

       1,045 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA       1,256,362
              Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call   BBB+***       2,034,080
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00       AAA       3,310,200
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24
              (Pre-refunded to 6/01/10) - AMBAC Insured

             Plum Borough School District, Allegheny County,
             Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 (Pre-refunded to 9/15/11) - FGIC Insured     9/11 at 100.00       AAA       1,874,113
       3,700  5.250%, 9/15/30 (Pre-refunded to 9/15/11) - FGIC Insured     9/11 at 100.00       AAA       3,983,309

         935 West View Borough Municipal Authority, Allegheny County,        No Opt. Call       AAA       1,204,028
              Pennsylvania, Special Obligation Bonds, Series 1985A,
              9.500%, 11/15/14

       1,000 Wilkes-Barre Area School District, Luzerne County,            4/14 at 100.00       AAA       1,100,090
              Pennsylvania, General Obligation Bonds, Series 2003A,
              5.250%, 4/01/20 (Pre-refunded to 4/01/14) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 6.5%

       1,875 Allegheny County Industrial Development Authority,              No Opt. Call       AAA       1,933,181
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
              AMBAC Insured

       1,345 Lehigh County Industrial Development Authority,               2/15 at 100.00       AAA       1,356,392
              Pennsylvania, Pollution Control Revenue Bonds,
              Pennsylvania Power and Light Company, Series 2005, 4.750%,
              2/15/27 - FGIC Insured

       1,000 Northampton County Industrial Development Authority,         12/05 at 102.00       AAA       1,022,040
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Metropolitan Edison Company, Series 1995A, 6.100%, 7/15/21
              - MBIA Insured

       2,650 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/13 at 100.00       AAA       2,718,556
              General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
              FSA Insured

       1,000 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          7/13 at 100.00       AAA       1,075,960
              General Ordinance, Seventeenth Series 2003, 5.375%,
              7/01/19 - FSA Insured

         315 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA         324,545
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
              FSA Insured

         320 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA         342,029
              Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

       1,875 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA       1,949,492
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.9%

         265 Bucks County Water and Sewerage Authority, Pennsylvania,        No Opt. Call       AAA         291,040
              Sewerage System Revenue Bonds, Neshaminy Interceptor
              Project, Series 2004, 5.250%, 6/01/14 - FSA Insured

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00       AAA       5,193,150
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company, Series 2001, 5.350%, 10/01/31 (Alternative
              Minimum Tax) - AMBAC Insured

       1,930 Harrisburg Authority, Dauphin County, Pennsylvania, Water     7/14 at 100.00       AAA       2,021,441
              Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
              FSA Insured

         850 Philadelphia, Pennsylvania, Water and Wastewater Revenue      7/15 at 100.00       AAA         891,880
              Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

----
21

Portfolio of Investments (Unaudited)
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

 $     3,000 Unity Township Municipal Authority, Pennsylvania, Sewerage   12/14 at 100.00       AAA $     3,097,680
              Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
 $   159,555 Total Long-Term Investments (cost $155,641,684) - 97.4%                                    161,269,085
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.6%                                                         4,380,622
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   165,649,707
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
22

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.8%

 $       500 James City County Industrial Development Authority,           4/07 at 101.00        A+ $       513,510
              Virginia, Sewerage and Solid Waste Disposal Facilities
              Revenue Bonds, Anheuser Busch, Series 1997, 6.000%,
              4/01/32 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation of Virginia,
             Tobacco Settlement Asset-Backed Bonds, Series 2005:
       2,075  5.250%, 6/01/19                                              6/15 at 100.00       BBB       2,097,431
       5,125  5.500%, 6/01/26                                              6/15 at 100.00       BBB       5,179,786
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.1%

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA       1,649,055
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

             Loudoun County Industrial Development Authority, Virginia,
             Revenue Refunding Bonds, George Washington University,
             Series 1992:
         500  6.250%, 5/15/12                                              5/06 at 100.00        A2         510,805
       2,225  6.250%, 5/15/22                                              5/06 at 100.00        A2       2,273,082

       1,135 Prince William County Industrial Development Authority,      10/13 at 101.00        A3       1,173,817
              Virginia, Educational Facilities Revenue Bonds, Catholic
              Diocese of Arlington, Series 2003, 5.500%, 10/01/33

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3       2,148,500
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

         300 Puerto Rico Industrial, Tourist, Educational, Medical and     9/11 at 100.00       BBB         304,809
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, University of the Sacred
              Heart, Series 2001, 5.250%, 9/01/31

         800 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00      BBB-         824,376
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.375%, 12/01/21

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2       1,501,215
              Virginia, Horse Center Revenue Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00       AAA       1,361,063
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

         590 The Rector and Visitors of the University of Virginia,        6/15 at 100.00       AAA         633,123
              General Revenue Bonds, Series 2005, 5.000%, 6/01/18

       2,500 Virginia College Building Authority, Educational Facilities     No Opt. Call       Aa1       2,700,550
              Revenue Bonds, Public Higher Education Financing Program,
              Series 2004B, 5.000%, 9/01/13

         420 Virginia College Building Authority, Educational Facilities   1/06 at 100.00        AA         420,899
              Revenue Bonds, Washington and Lee University, Series 1994,
              5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00        AA       1,272,150
              Revenue Refunding Bonds, Marymount University, Series
              1998, 5.125%, 7/01/28 - RAAI Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 7.0%

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00        A2       1,530,165
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

         280 Fairfax County Industrial Development Authority, Virginia,      No Opt. Call       AA+         295,014
              Hospital Revenue Refunding Bonds, Inova Health System,
              Series 1993A, 5.000%, 8/15/23

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00       AAA       2,085,220
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,375 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00        A3       1,392,490
              Revenue Bonds, MediCorp Health System, Series 2002B,
              5.125%, 6/15/33

       3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call       AAA       3,806,368
              Hospital Revenue Bonds, Memorial Regional Medical Center,
              Series 1995, 6.375%, 8/15/18 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00        A-       2,084,400
              Revenue Bonds, Bon Secours Health System Inc., Series
              2002A, 5.600%, 11/15/30

       2,320 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00        A2       2,380,158
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

----
23

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Healthcare (continued)

               Medical College of Virginia Hospital Authority, General
               Revenue Bonds, Series 1998:
 $       500    5.250%, 7/01/14 - MBIA Insured                               7/08 at 102.00       AAA $       529,750
       2,000    5.125%, 7/01/23 - MBIA Insured                               7/08 at 102.00       AAA       2,060,300

       2,785   Roanoke Industrial Development Authority, Virginia,           7/12 at 100.00       AAA       2,982,234
                Hospital Revenue Bonds, Carilion Health System,
                Series 2002A, 5.500%, 7/01/19 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 5.7%

         955   Arlington County Industrial Development Authority,            5/10 at 100.00       Aaa         999,283
                Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
                Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
                Minimum Tax) (Mandatory put 11/01/20)

       1,105   Arlington County Industrial Development Authority,           11/10 at 102.00       AAA       1,177,267
                Virginia, Multifamily Housing Mortgage Revenue Bonds,
                Berkeley Apartments, Series 2000, 5.850%, 12/01/20
                (Alternative Minimum Tax)

       1,020   Chesterfield County Industrial Development Authority,         4/12 at 102.00       Aa2       1,057,006
                Virginia, GNMA Mortgage-Backed Securities Program
                Multifamily Housing Revenue Bonds, Fore Courthouse Senior
                Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative
                Minimum Tax)

               Danville Industrial Development Authority, Virginia,
               Student Housing Revenue Bonds, Collegiate Housing
               Foundation, Averett College, Series 1999A:
         680    6.875%, 6/01/20                                              6/09 at 102.00       N/R         672,030
       1,910    7.000%, 6/01/30                                              6/09 at 102.00       N/R       1,886,870

       1,200   Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00       AAA       1,234,176
                Virginia, FHA-Insured Elderly Housing Mortgage Revenue
                Refunding Bonds, Little River Glen, Series 1996, 6.100%,
                9/01/26

       3,665   Henrico County Economic Development Authority, Virginia,      7/09 at 102.00       AAA       3,981,363
                GNMA Mortgage-Backed Securities Program Assisted Living
                Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39

       1,000   Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00       AAA       1,034,490
                Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
                6.200%, 1/20/40 (Alternative Minimum Tax)

       2,900   Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00       N/R       3,005,096
                Residential Rental Housing Revenue Bonds, Hamptons and
                Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                (Alternative Minimum Tax)

         610   Virginia Housing Development Authority, Rental Housing        6/06 at 100.00       AA+         611,617
                Bonds, Series 2001L, 5.000%, 12/01/20
---------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 1.8%

         345   Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00       AAA         346,787
                Securities Program Home Mortgage Revenue Bonds, Series
                2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500   Virginia Housing Development Authority, Commonwealth          7/11 at 100.00       AAA       4,623,795
                Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA
                Insured
---------------------------------------------------------------------------------------------------------------------
               Industrials - 1.5%

       2,250   Charles County Industrial Development Authority, Virginia,      No Opt. Call       BBB       2,299,387
                Solid Waste Disposal Facility Revenue Refunding Bonds, USA
                Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                (Alternative Minimum Tax)

       2,000   Henrico County Industrial Development Authority, Virginia,      No Opt. Call       BB-       1,874,300
                Solid Waste Disposal Revenue Bonds, Browning-Ferris
                Industries of South Atlantic Inc., Series 1996A, 5.450%,
                1/01/14 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 0.4%

         500   Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00       AAA         520,185
                Virginia, FHA-Insured Multifamily Housing Revenue
                Refunding Bonds, Paul Spring Retirement Center, Series
                1996A, 6.000%, 12/15/28

         600   Henrico County Industrial Development Authority, Virginia,    1/06 at 100.00       AAA         601,116
                FHA-Insured Nursing Facilities Mortgage Revenue Refunding
                Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%,
                7/01/19
---------------------------------------------------------------------------------------------------------------------
               Materials - 0.9%

       2,500   Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba2       2,359,425
                Industrial Development Revenue Refunding Bonds, Nekoosa
                Packaging Corporation, Series 1998, 5.600%, 12/01/25
                (Alternative Minimum Tax) (a)

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.6%

 $     1,100 Alexandria, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA $     1,193,269
              2004B, 5.000%, 6/15/13

       1,000 Alexandria, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA       1,079,220
              2004C, 5.000%, 12/15/11

       1,955 Arlington County, Virginia, General Obligation Bonds,         5/15 at 100.00       AAA       2,121,292
              Series 2005, 5.000%, 5/15/16

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA       2,606,925
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call       AAA       1,191,529
              Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13

         480 Chesterfield County, Virginia, General Obligation Public      1/11 at 100.00       AAA         502,930
              Improvement Bonds, Series 2001, 5.000%, 1/15/21

       1,000 Harrisonburg, Virginia, General Obligation Public            12/10 at 102.00       AAA       1,107,650
              Recreational Facility Revenue Bonds, Series 2000,
              5.750%, 12/01/29 - FSA Insured

       2,000 Henrico County, Virginia, General Obligation Bonds, Series    7/15 at 100.00       AAA       2,172,540
              2005, 5.000%, 7/15/16

       2,220 Loudoun County, Virginia, General Obligation Public             No Opt. Call       Aaa       2,412,696
              Improvement Bonds, Series 2005A, 5.000%, 7/01/14

         375 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa         403,781
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       2,000 Loudoun County, Virginia, General Obligation Public           6/15 at 100.00       Aaa       2,149,460
              Improvement Bonds, Series 2005B, 5.000%, 6/01/18

       1,185 Lynchburg, Virginia, General Obligation Bonds, Series 2004,   6/14 at 100.00        AA       1,256,112
              5.000%, 6/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00        AA       2,499,785
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,630  5.000%, 11/01/15                                            11/13 at 100.00        AA       1,745,371
       1,805  5.000%, 11/01/17                                            11/13 at 100.00        AA       1,920,881

       1,250 Newport News, Virginia, General Obligation Bonds, Series      7/14 at 101.00        AA       1,349,513
              2004A, 5.000%, 7/15/16

         500 Norfolk, Virginia, General Obligation Bonds, Series 2000,     7/10 at 101.00       AAA         529,430
              5.250%, 7/01/20 - FGIC Insured

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A       1,636,498
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00         A       1,043,900
              Series 2001B, 5.125%, 3/01/23

       2,240 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA       2,416,221
              2003, 5.000%, 7/01/12 - FSA Insured

       2,000 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA       2,169,860
              2005A, 5.000%, 4/01/15 - MBIA Insured

             Richmond, Virginia, General Obligation Bonds, Series 2005A:
       3,195  5.000%, 7/15/17 - FSA Insured                                7/15 at 100.00       AAA       3,436,127
       2,000  5.000%, 7/15/20 - FSA Insured                                7/15 at 100.00       AAA       2,129,580

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00        AA       1,066,300
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,530 Suffolk, Virginia, General Obligation Bonds, Series 2005,    12/15 at 100.00       Aa2       1,655,766
              5.000%, 12/01/16

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00       AA+       1,056,030
              Improvement Bonds, Series 2001, 5.000%, 6/01/20
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.1%

             Buena Vista Public Recreational Facilities Authority,
             Virginia, Lease Revenue Bonds, Golf Course Project, Series
             2005A:
         670  5.250%, 7/15/25 - ACA Insured                                7/15 at 100.00         A         694,288
         520  5.500%, 7/15/35 - ACA Insured                                7/15 at 100.00         A         542,183

       1,000 Caroline County Industrial Development Authority, Virginia,   6/12 at 102.00       Aaa       1,043,100
              Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 - AMBAC
              Insured

       1,000 Culpeper Industrial Development Authority, Virginia, Lease    1/15 at 100.00       AAA       1,062,590
              Revenue Bonds, School Facilities Project, Series 2005,
              5.000%, 1/01/18 - MBIA Insured

       1,090 Dinwiddie County Industrial Development Authority,            2/14 at 100.00       AAA       1,175,020
              Virginia, Lease Revenue Bonds, Series 2004B,
              5.125%, 2/15/15 - MBIA Insured

       1,500 Fairfax County Economic Development Authority, Virginia,      6/13 at 101.00       AA+       1,617,465
              Lease Revenue Bonds, Laurel Hill Public Facilities
              Projects, Series 2003, 5.000%, 6/01/14

----
25

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

 $     1,915   Front Royal and Warren County Industrial Development          4/14 at 100.00       AAA $     2,034,860
                Authority, Virginia, Lease Revenue Bonds, Series 2004B,
                5.000%, 4/01/17 - FSA Insured

       3,950   Greater Richmond Convention Center Authority, Virginia,       6/15 at 100.00       AAA       4,213,860
                Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/17 -
                MBIA Insured

               Hampton Roads Regional Jail Authority, Virginia, Revenue
               Bonds, Regional Jail Facility, Series 2004:
       2,020    5.000%, 7/01/17 - MBIA Insured                               7/14 at 100.00       AAA       2,149,644
       1,625    5.000%, 7/01/18 - MBIA Insured                               7/14 at 100.00       AAA       1,722,045

               James City County Economic Development Authority, Virginia,
               Revenue Bonds, County Government Projects, Series 2005:
       1,155    5.000%, 7/15/17                                              7/15 at 100.00       AA-       1,236,462
       1,210    5.000%, 7/15/18                                              7/15 at 100.00       AA-       1,289,388

         575   Loudoun County, Virginia, Certificates of Participation,        No Opt. Call       AAA         633,460
                Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

       1,840   Loudoun County Industrial Development Authority, Virginia,    3/13 at 100.00        AA       1,948,431
                Lease Revenue Refunding Bonds, Public Facility Project,
                Series 2003, 5.000%, 3/01/19

         675   Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00       AA+         732,564
                Educational Facility Revenue Bonds, Community College
                System - Tidewater Community College Downtown Campus,
                Series 1999, 5.500%, 11/01/19

       1,000   Northampton County and Town Joint Industrial Development      2/13 at 101.00        AA       1,015,350
                Authority, Virginia, Lease Revenue Bonds, County Capital
                Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

       2,000   Prince William County Industrial Development Authority,       2/06 at 102.00       Aa3       2,044,960
                Virginia, Lease Revenue Bonds, ATCC Project, Series 1996,
                6.000%, 2/01/14

       1,575   Prince William County, Virginia, Lease Participation          6/12 at 100.00       Aa2       1,688,148
                Certificates, Series 2002, 5.250%, 12/01/18

               Prince William County, Virginia, Certificates of
               Participation, County Facilities, Series 2005:
       1,100    5.000%, 6/01/20 - AMBAC Insured                              6/15 at 100.00       Aaa       1,164,394
       1,930    5.000%, 6/01/21 - AMBAC Insured                              6/15 at 100.00       Aaa       2,036,787

       1,500   Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA       1,709,460
                Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                MBIA Insured

               Puerto Rico Public Buildings Authority, Guaranteed
               Government Facilities Revenue Refunding Bonds, Series 2002D:
         135    5.250%, 7/01/27                                              7/12 at 100.00       BBB         138,160
         480    5.250%, 7/01/36                                              7/12 at 100.00       BBB         489,259

       2,000   Spotsylvania County Industrial Development Authority,         1/13 at 100.00       AAA       2,098,940
                Virginia, Lease Revenue Bonds, School Facilities, Series
                2003, 5.000%, 1/15/23 - AMBAC Insured

       1,645   Spotsylvania County Industrial Development Authority,         8/13 at 100.00       AAA       1,752,896
                Virginia, Lease Revenue Bonds, School Facilities, Series
                2003B, 5.125%, 8/01/23 - AMBAC Insured

       2,000   Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       2,219,820
                Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

       1,700   Virginia Beach Development Authority, Public Facilities       5/15 at 100.00        AA       1,830,203
                Revenue Bonds, Series 2005A, 5.000%, 5/01/16

       2,000   Virginia College Building Authority, Educational Facilities     No Opt. Call       AA+       2,135,760
                Revenue Bonds, 21st Century College Program, Series 2004A,
                5.000%, 2/01/11

       2,000   Virginia College Building Authority, Educational Facilities   2/12 at 100.00       AA+       2,092,580
                Revenue Bonds, 21st Century College Program, Series 2002A,
                5.000%, 2/01/22

       4,000   Commonwealth Transportation Board of Virginia, Federal          No Opt. Call        AA       4,332,360
                Highway Reimbursement Anticipation Notes, Series 2005,
                5.000%, 9/28/15

       1,500   Virginia Transportation Board, Transportation Revenue         5/07 at 101.00       AA+       1,548,690
                Refunding Bonds, U.S. Route 58 Corridor Development
                Program, Series 1997C, 5.125%, 5/15/19

       2,000   Virginia Public Building Authority, Public Facilities           No Opt. Call       AA+       2,144,460
                Revenue Bonds, Series 2004B, 5.000%, 8/01/11

       2,750   Virginia Public Building Authority, Public Facilities           No Opt. Call       AA+       2,980,753
                Revenue Bonds, Series 2005A, 5.000%, 8/01/15

----
26

   Principal                                                                  Optional Call                    Market
Amount (000)   Description                                                      Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

 $     2,550   Virginia Public School Authority, School Financing Bonds,       No Opt. Call       AA+ $     2,753,567
                1997 Resolution, Series 2004C, 5.000%, 8/01/13

       1,360   Virginia Public School Authority, School Financing Bonds,     8/15 at 100.00       AA+       1,463,006
                1997 Resolution, Series 2005C, 5.000%, 8/01/17

       1,000   Virginia Public School Authority, School Financing Bonds,     8/11 at 101.00       AA+       1,059,780
                1997 Resolution, Series 2001A, 5.000%, 8/01/16

               Virginia Resources Authority, Infrastructure Revenue Bonds,
               Pooled Loan Bond Program, Series 2002A:
       1,650    5.000%, 5/01/20                                              5/11 at 101.00        AA       1,736,163
         620    5.000%, 5/01/21                                              5/11 at 101.00        AA         651,372
---------------------------------------------------------------------------------------------------------------------
               Transportation - 8.8%

       2,310   Capital Region Airport Authority, Richmond, Virginia,         7/15 at 100.00       AAA       2,420,118
                Revenue Bonds, Richmond International Airport,
                Series 2005A, 5.000%, 7/01/22 - FSA Insured

       1,250   Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake     7/09 at 101.00      Baa1       1,318,275
                Expressway, Series 1999A, 5.625%, 7/15/19

       1,550   Loudoun County Industrial Development Authority, Virginia,    1/06 at 100.00       N/R       1,545,133
                Revenue Bonds, Washington Dulles Air Cargo LP, Series
                1992, 7.000%, 1/01/09 (Alternative Minimum Tax)

         495   Loudoun County Industrial Development Authority, Virginia,    1/06 at 102.00       N/R         490,446
                Revenue Bonds, Washington Dulles Air Cargo LP, Series
                1996, 6.500%, 1/01/09 (Alternative Minimum Tax)

               Metropolitan Washington D.C. Airports Authority, Airport
               System Revenue Bonds, Series 2001B:
       1,475    5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00       AAA       1,518,336
       1,250    5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00       AAA       1,275,663

         900   Metropolitan District of Columbia Airports Authority,        10/07 at 101.00       Aa3         922,725
                Virginia, Airport System Revenue Bonds, Series 1997B,
                5.500%, 10/01/23 (Alternative Minimum Tax)

         225   Metropolitan District of Columbia Airports Authority,        10/08 at 101.00       Aa3         227,293
                Virginia, Airport System Revenue Bonds, Series 1998A,
                5.000%, 10/01/28

       3,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00       AAA       3,085,620
                Series 2001A, 5.125%, 7/01/31 - FGIC Insured

               Pocahontas Parkway Association, Virginia, Senior Lien
               Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
       5,000    0.000%, 8/15/16                                               8/08 at 64.81       BB-       2,786,000
       1,500    5.500%, 8/15/28                                              8/08 at 102.00       BB-       1,546,845

       1,750   Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC       1,210,423
                Bonds, American Airlines Inc., Series 1996A,
                6.250%, 6/01/26 (Alternative Minimum Tax)

       1,730   Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA       1,926,978
                Refunding Bonds, Expressway System, Series 1998, 5.250%,
                7/15/22 - FGIC Insured

       1,485   Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA       1,654,082
                Refunding Bonds, Expressway System, Series 2002, 5.250%,
                7/15/22 - FGIC Insured

       1,000   Virginia Port Authority, Revenue Bonds, Port Authority        7/07 at 101.00       AAA       1,033,200
                Facilities, Series 1997, 5.500%, 7/01/24 (Alternative
                Minimum Tax) - MBIA Insured

       1,000   Virginia Resources Authority, Airports Revolving Fund         2/11 at 100.00       Aa2       1,054,980
                Revenue Bonds, Series 2001A, 5.250%, 8/01/23
---------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed*** - 11.6%

       2,000   Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00     A1***       2,155,700
                Educational Facilities Revenue Bonds, Episcopal High
                School, Series 1999, 5.875%, 1/01/29 (Pre-refunded to
                1/01/09)

         750   Bristol, Virginia, General Obligation Utility System         11/12 at 102.00       AAA         811,485
                Revenue Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

       2,140   Brunswick County Industrial Development Authority,            7/06 at 102.00       AAA       2,211,134
                Virginia, Lease Revenue Bonds, State Correctional
                Facility, Series 1996, 5.500%, 7/01/17 (Pre-refunded to
                7/01/06) - MBIA Insured

       1,000   Chesterfield County Health Center Commission, Virginia,      12/06 at 102.00       AAA       1,045,360
                GNMA Collateralized Mortgage Revenue Bonds, Lucy Corr
                Nursing Home, Series 1996, 5.875%, 12/01/21 (Pre-refunded
                to 12/01/06)

----
27

Portfolio of Investments (Unaudited)
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
November 30, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

 $       935 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA $       990,530
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

         150 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA         158,228
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
       1,810  5.375%, 4/01/21 (Pre-refunded to 4/01/12)                    4/12 at 100.00       AAA       1,981,353
         200  5.000%, 4/01/27 (Pre-refunded to 4/01/12)                    4/12 at 100.00       AAA         214,732

       1,030 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00       AAA       1,147,863
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded to
              6/15/10)

             Hampton, Virginia, General Obligation Public Improvement
             Bonds, Series 2000:
       1,500  5.750%, 2/01/17 (Pre-refunded to 2/01/10)                    2/10 at 102.00     AA***       1,658,100
       1,685  6.000%, 2/01/20 (Pre-refunded to 2/01/10)                    2/10 at 102.00     AA***       1,878,118

       1,750 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa       1,906,608
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20
              (Pre-refunded to 5/01/12)

       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00    BBB***       1,630,424
              Hospital Revenue Bonds, Loudoun Hospital Center, Series
              2002A, 6.000%, 6/01/22 (Pre-refunded to 6/01/12)

       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00       AAA       1,105,430
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 (Pre-refunded to 8/01/09) -
              MBIA Insured

         940 Peninsula Ports Authority of Virginia, Healthcare             8/06 at 100.00   BBB+***         952,681
              Facilities Revenue Refunding Bonds, Mary Immaculate
              Hospital, Series 1994, 7.000%, 8/01/17 (Pre-refunded to
              8/01/06)

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00     AA***       1,042,910
              Series 1998, 5.000%, 5/01/23 (Pre-refunded to 5/01/07) -
              RAAI Insured

       1,000 Prince William County Industrial Development Authority,       2/06 at 102.00    Aa3***       1,024,570
              Virginia, Lease Revenue Bonds, ATCC Project, Series 1996,
              6.000%, 2/01/18 (Pre-refunded to 2/01/06)

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA       1,106,870
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded to 7/01/10) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         500  5.500%, 10/01/32                                            10/10 at 101.00       AAA         538,265
       1,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA       1,614,795

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         365  5.250%, 7/01/27 (Pre-refunded to 7/01/12)                    7/12 at 100.00    BBB***         394,134
       1,320  5.250%, 7/01/36 (Pre-refunded to 7/01/12)                    7/12 at 100.00    BBB***       1,425,362

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA       1,095,370
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22
              (Pre-refunded to 10/01/10)

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES Series PA790R:
         500  10.766%, 10/01/14 (Pre-refunded to 10/01/10) (IF)           10/10 at 100.00       AAA         651,334
         410  10.766%, 10/01/15 (Pre-refunded to 10/01/10) (IF)           10/10 at 100.00       AAA         534,094
       1,900  10.766%, 10/01/16 (Pre-refunded to 10/01/10) (IF)           10/10 at 100.00       AAA       2,475,072
-------------------------------------------------------------------------------------------------------------------
             Utilities - 6.3%

             Bristol, Virginia, Utility System Revenue Refunding Bonds,
              Series 2003:
       1,115  5.000%, 7/15/17 - MBIA Insured                               7/13 at 100.00       AAA       1,185,189
       2,000  5.250%, 7/15/23 - MBIA Insured                               7/13 at 100.00       AAA       2,156,000

       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00        A3       2,239,800
              Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
              Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA       5,644,213
              DRIVERS, Series 147, 10.241%, 1/01/09 (IF)

       2,500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA       2,599,325
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured

----
28

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

             Richmond, Virginia, Public Utility Revenue Refunding Bonds,
             Series 2002:
 $     1,600  5.000%, 1/15/27 - FSA Insured                               1/12 at 100.00       AAA $     1,648,800
       1,750  5.000%, 1/15/33 - FSA Insured                               1/12 at 100.00       AAA       1,792,070
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.9%

       1,000 Fairfax County Water Authority, Virginia, Water Revenue        No Opt. Call       AAA       1,092,690
              Refunding Bonds, Series 1997, 5.000%, 4/01/21

       2,045 Fairfax County Water Authority, Virginia, Water Revenue      4/07 at 102.00       AAA       2,152,117
              Refunding Bonds, Series 1992, 6.000%, 4/01/22

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
         115  5.375%, 4/01/21                                             4/12 at 100.00       AAA         124,650
         800  5.000%, 4/01/27                                             4/12 at 100.00       AAA         828,256

       1,395 Henry County Public Service Authority, Virginia, Water and     No Opt. Call       AAA       1,587,426
              Sewerage Revenue Refunding Bonds, Series 2001, 5.500%,
              11/15/19 - FSA Insured

       1,015 James City Service Authority, Virginia, Water and Sewerage   1/13 at 101.00       AAA       1,089,765
              Revenue Bonds, Series 2003, 5.000%, 1/15/15 - FSA Insured

       1,850 Leesburg, Virginia, Utility System Revenue Refunding Bonds,  7/07 at 102.00       AAA       1,926,701
              Series 1997, 5.125%, 7/01/22 - MBIA Insured

       2,325 Loudoun County Sanitation Authority, Virginia, Water and     1/15 at 100.00       AA+       2,431,112
              Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26

       1,900 Prince William County Service Authority, Virginia, Water     7/08 at 101.00       AAA       1,907,694
              and Sewerage System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue        9/10 at 101.00       Aa3         828,037
              Bonds, Series 2000, 6.000%, 9/01/20

       1,000 Virginia Resources Authority, Sewerage System Revenue        4/06 at 102.00        AA       1,021,900
              Bonds, Hopewell Regional Wastewater Treatment Facility,
              Series 1995A, 6.000%, 10/01/25 (Alternative Minimum Tax)

       2,485 Virginia Resources Authority, Water and Sewerage System      5/11 at 101.00        AA       2,663,745
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21

       1,135 York County, Virginia, Sewer System Revenue Bonds, Series    6/15 at 101.00       Aaa       1,184,496
              2005, 5.000%, 6/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
 $   256,690 Total Long-Term Investments (cost $260,437,825) - 98.5%                                   269,899,982
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                        4,127,138
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   274,027,120
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
29

Statement of Assets and Liabilities (Unaudited)
November 30, 2005

                                                            Maryland  Pennsylvania      Virginia
------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $110,547,862, $155,641,684 and
 $260,437,825, respectively)                           $113,887,615  $161,269,085  $269,899,982
Cash                                                        745,649       165,947       618,473
Receivables:
 Interest                                                 1,943,448     2,540,918     4,505,070
 Investments sold                                           396,158     2,040,000         5,000
 Shares sold                                                107,005       431,955       213,450
Other assets                                                    199           285         1,223
------------------------------------------------------------------------------------------------
   Total assets                                         117,080,074   166,448,190   275,243,198
------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                       25,187            --            --
 Shares redeemed                                            125,541        81,985        55,471
Accrued expenses:
 Management fees                                             51,512        72,736       119,769
 12b-1 distribution and service
   fees                                                      28,045        37,248        60,099
 Other                                                       38,083        57,945        81,783
Dividends payable                                           372,744       548,569       898,956
------------------------------------------------------------------------------------------------
   Total liabilities                                        641,112       798,483     1,216,078
------------------------------------------------------------------------------------------------
Net assets                                             $116,438,962  $165,649,707  $274,027,120
------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                             $ 48,276,117  $ 73,165,077  $174,143,891
Shares outstanding                                        4,583,532     7,041,333    16,057,955
Net asset value per share                              $      10.53  $      10.39  $      10.84
Offering price per share (net
 asset value per share
 plus maximum sales charge of 4.20% of offering price) $      10.99  $      10.85  $      11.32
------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                             $ 13,083,545  $ 10,481,950  $ 18,646,654
Shares outstanding                                        1,240,730     1,008,565     1,723,348
Net asset value and offering price
 per share                                             $      10.55  $      10.39  $      10.82
------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                             $ 16,222,814  $ 28,130,073  $ 27,707,468
Shares outstanding                                        1,542,445     2,715,362     2,558,206
Net asset value and offering price
 per share                                             $      10.52  $      10.36  $      10.83
------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                             $ 38,856,486  $ 53,872,607  $ 53,529,107
Shares outstanding                                        3,681,531     5,195,746     4,950,678
Net asset value and offering price
 per share                                             $      10.55  $      10.37  $      10.81
------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------
Capital paid-in                                        $112,767,617  $160,971,520  $263,584,890
Undistributed (Over-distribution
 of) net investment income                                 (105,923)     (141,999)      (52,247)
Accumulated net realized gain
 (loss) from investments                                    437,515      (807,215)    1,032,320
Net unrealized appreciation
 (depreciation) of investments                            3,339,753     5,627,401     9,462,157
------------------------------------------------------------------------------------------------
Net assets                                             $116,438,962  $165,649,707  $274,027,120
------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
30

Statement of Operations (Unaudited)
Six Months Ended November 30, 2005

                                                                        Maryland Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 2,765,267   $ 4,046,896  $ 6,595,489
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         314,410       442,879      724,292
12b-1 service fees - Class A                                             46,720        71,743      172,128
12b-1 distribution and service fees - Class B                            64,013        53,007       93,149
12b-1 distribution and service fees - Class C                            60,679       102,188       98,179
Shareholders' servicing agent fees and expenses                          42,627        59,798       77,358
Custodian's fees and expenses                                            24,506        33,465       47,186
Trustees' fees and expenses                                                 984         1,567        2,342
Professional fees                                                         5,326         6,160       10,350
Shareholders' reports - printing and mailing expenses                    11,219        16,841       21,689
Federal and state registration fees                                       8,037         3,167        3,246
Other expenses                                                            2,226         3,140        4,927
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              580,747       793,955    1,254,846
  Custodian fee credit                                                  (11,075)      (13,289)     (22,280)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                            569,672       780,666    1,232,566
-----------------------------------------------------------------------------------------------------------
Net investment income                                                 2,195,595     3,266,230    5,362,923
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               312,311       423,832      551,465
Net change in unrealized appreciation (depreciation) of investments  (2,647,462)   (3,340,928)  (5,863,089)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,335,151)   (2,917,096)  (5,311,624)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $  (139,556)  $   349,134  $    51,299
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
31

Statement of Changes in Net Assets (Unaudited)

                                                                               Maryland                  Pennsylvania
                                                                      --------------------------  --------------------------
                                                                         Six Months                  Six Months
                                                                              Ended    Year Ended         Ended    Year Ended
                                                                           11/30/05       5/31/05      11/30/05       5/31/05
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  2,195,595  $  4,367,333  $  3,266,230  $  6,764,287
Net realized gain (loss) from investments                                  312,311       207,583       423,832       378,112
Net change in unrealized appreciation (depreciation) of investments     (2,647,462)    4,074,605    (3,340,928)    6,046,434
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (139,556)    8,649,521       349,134    13,188,833
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (915,896)   (1,716,698)   (1,461,651)   (2,907,260)
  Class B                                                                 (215,633)     (491,746)     (187,218)     (434,695)
  Class C                                                                 (277,158)     (540,574)     (486,709)     (944,880)
  Class R                                                                 (830,865)   (1,754,283)   (1,184,450)   (2,537,129)
From accumulated net realized gains from investments:
  Class A                                                                       --       (33,265)           --            --
  Class B                                                                       --       (11,480)           --            --
  Class C                                                                       --       (12,016)           --            --
  Class R                                                                       --       (32,141)           --            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (2,239,552)   (4,592,203)   (3,320,028)   (6,823,964)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            10,599,604    12,546,760    12,702,686    15,673,677
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                           1,455,613     2,867,400     1,875,343     3,673,629
------------------------------------------------------------------------------------------------------------------------------
                                                                        12,055,217    15,414,160    14,578,029    19,347,306
Cost of shares redeemed                                                 (7,595,281)  (12,295,269)   (9,123,136)  (17,324,346)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       4,459,936     3,118,891     5,454,893     2,022,960
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    2,080,828     7,176,209     2,483,999     8,387,829
Net assets at the beginning of period                                  114,358,134   107,181,925   163,165,708   154,777,879
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $116,438,962  $114,358,134  $165,649,707  $163,165,708
------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                            $   (105,923) $    (61,966) $   (141,999) $    (88,201)
------------------------------------------------------------------------------------------------------------------------------

                                                                               Virginia
                                                                      --------------------------
                                                                         Six Months
                                                                              Ended    Year Ended
                                                                           11/30/05       5/31/05
-------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  5,362,923  $ 10,553,418
Net realized gain (loss) from investments                                  551,465       571,794
Net change in unrealized appreciation (depreciation) of investments     (5,863,089)   10,026,239
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                       51,299    21,151,451
-------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (3,373,509)   (6,711,106)
  Class B                                                                 (317,045)     (764,789)
  Class C                                                                 (442,042)     (886,180)
  Class R                                                               (1,126,247)   (2,432,617)
From accumulated net realized gains from investments:
  Class A                                                                       --      (373,355)
  Class B                                                                       --       (51,105)
  Class C                                                                       --       (57,483)
  Class R                                                                       --      (130,976)
-------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (5,258,843)  (11,407,611)
-------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            26,856,759    37,663,585
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                           2,602,370     5,781,628
-------------------------------------------------------------------------------------------------
                                                                        29,459,129    43,445,213
Cost of shares redeemed                                                (12,252,189)  (29,634,066)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      17,206,940    13,811,147
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   11,999,396    23,554,987
Net assets at the beginning of period                                  262,027,724   238,472,737
-------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $274,027,120  $262,027,724
-------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                            $    (52,247) $   (156,327)
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
32

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
33

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended November 30, 2005, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such instruments during the six months ended November 30, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Maryland
                                         -----------------------------------------------
                                            Six Months Ended           Year Ended
                                                11/30/05                 5/31/05
                                         ---------------------  ------------------------
                                            Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------
Shares sold:
 Class A                                   708,346 $ 7,524,308     701,742  $  7,424,896
 Class A - automatic conversion of          27,877
   Class B shares                                      298,179      10,425       111,317
 Class B                                    35,216     376,378     146,715     1,562,918
 Class C                                   176,900   1,882,313     213,206     2,261,180
 Class R                                    48,416     518,426     111,604     1,186,449
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    54,109     577,452      99,004     1,048,710
 Class B                                     9,749     104,221      21,068       223,402
 Class C                                    14,345     152,895      29,255       309,486
 Class R                                    58,045     621,045     121,153     1,285,802
-----------------------------------------------------------------------------------------
                                         1,133,003  12,055,217   1,454,172    15,414,160
-----------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (335,189)  (3,561,535)   (370,715)   (3,944,200)
 Class B                                  (84,584)    (905,162)   (231,050)   (2,455,461)
 Class B - automatic conversion to        (27,851)
   Class A shares                                     (298,179)    (10,411)     (111,317)
 Class C                                  (98,332)  (1,042,156)   (160,185)   (1,697,474)
 Class R                                 (167,695)  (1,788,249)   (385,622)   (4,086,817)
-----------------------------------------------------------------------------------------
                                         (713,651)  (7,595,281) (1,157,983)  (12,295,269)
-----------------------------------------------------------------------------------------
Net increase (decrease)                    419,352 $ 4,459,936     296,189  $  3,118,891
-----------------------------------------------------------------------------------------


----
34

                                                             Pennsylvania
                                         ---------------------------------------------------
                                             Six Months Ended              Year Ended
                                                 11/30/05                   5/31/05
                                         ------------------------  -------------------------
                                              Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    716,193  $  7,508,411     770,240    $ 8,040,626
 Class A - automatic conversion of
   Class B shares                            11,712       122,035       8,023         84,555
 Class B                                     38,018       398,001     119,196      1,244,249
 Class C                                    290,335     3,031,047     432,036      4,473,769
 Class R                                    156,999     1,643,192     175,235      1,830,478
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     69,158       727,243     132,135      1,372,140
 Class B                                      7,733        81,334      15,759        163,695
 Class C                                     21,816       228,782      41,423        429,033
 Class R                                     79,824       837,984     164,885      1,708,761
---------------------------------------------------------------------------------------------
                                          1,391,788    14,578,029   1,858,932     19,347,306
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (338,021)   (3,542,832)   (672,849)    (6,997,813)
 Class B                                   (159,441)   (1,673,665)   (178,698)    (1,859,724)
 Class B - automatic conversion to
   Class A shares                           (11,712)     (122,035)     (8,023)       (84,555)
 Class C                                    (96,266)   (1,005,704)   (255,760)    (2,640,694)
 Class R                                   (265,238)   (2,778,900)   (553,079)    (5,741,560)
---------------------------------------------------------------------------------------------
                                           (870,678)   (9,123,136) (1,668,409)   (17,324,346)
---------------------------------------------------------------------------------------------
Net increase (decrease)                     521,110  $  5,454,893     190,523    $ 2,022,960
---------------------------------------------------------------------------------------------

                                                               Virginia
                                         ---------------------------------------------------
                                             Six Months Ended              Year Ended
                                                 11/30/05                   5/31/05
                                         ------------------------  -------------------------
                                              Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,654,249  $ 18,214,466   2,518,463   $ 27,517,741
 Class A - automatic conversion of
   Class B shares                            40,134       441,120       3,194         34,618
 Class B                                     64,886       727,651     143,844      1,563,480
 Class C                                    455,621     5,014,090     433,024      4,718,217
 Class R                                    224,315     2,459,432     352,038      3,829,529
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    132,875     1,460,298     297,086      3,224,623
 Class B                                     15,027       164,833      37,096        401,542
 Class C                                     16,920       185,678      33,918        367,560
 Class R                                     72,207       791,561     165,086      1,787,903
---------------------------------------------------------------------------------------------
                                          2,676,234    29,459,129   3,983,749     43,445,213
---------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (616,829)   (6,746,357) (1,620,441)   (17,605,372)
 Class B                                   (169,936)   (1,855,796)   (281,489)    (3,050,976)
 Class B - automatic conversion to
   Class A shares                           (40,228)     (441,120)     (3,202)       (34,618)
 Class C                                   (102,683)   (1,117,955)   (355,891)    (3,858,204)
 Class R                                   (191,721)   (2,090,961)   (467,547)    (5,084,896)
---------------------------------------------------------------------------------------------
                                         (1,121,397)  (12,252,189) (2,728,570)   (29,634,066)
---------------------------------------------------------------------------------------------
Net increase (decrease)                   1,554,837  $ 17,206,940   1,255,179  $  13,811,147
---------------------------------------------------------------------------------------------


----
35

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended November 30, 2005, were as follows:

                                            Maryland Pennsylvania    Virginia
-----------------------------------------------------------------------------
Purchases                                $11,525,135  $12,300,363 $33,736,944
Sales and maturities                       7,723,784   12,434,485  18,839,909
-----------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At November 30, 2005, the cost of investments was as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Cost of investments                      $110,516,029  $155,563,591  $260,223,742
----------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2005, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                            $  4,229,052  $  6,022,895  $ 11,434,189
 Depreciation                                (857,466)     (317,401)   (1,757,949)
----------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) of investments           $  3,371,586  $  5,705,494  $  9,676,240
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2005, the Funds' last fiscal year end, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Undistributed net tax-exempt income*     $    266,870  $    413,248  $    350,244
Undistributed net ordinary income**            16,323         2,749         4,600
Undistributed net long-term capital
 gains                                        125,204            --       583,967
----------------------------------------------------------------------------------
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2005, paid on June 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended May 31, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,809  $  6,813,746  $ 10,862,723
Distributions from net ordinary income**       45,291            --        34,057
Distributions from net long-term
 capital gains                                 88,902            --       612,919
----------------------------------------------------------------------------------

             ** Net ordinary income consists of taxable market
              discount income and net short-term capital gains, if any.

             At May 31, 2005, the Funds' last fiscal year end, Pennsylvania had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      Pennsylvania
             -----------------------------------------------------
             Expiration year:
              2009                                      $1,038,026
              2010                                         193,021
             -----------------------------------------------------
             Total                                      $1,231,047
             -----------------------------------------------------


----
36

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of November 30, 2005, the complex-level fee rate was .1898%.

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
37

During the six months ended November 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Sales charges collected                   $68,828      $97,665 $195,308
    Paid to authorized dealers                 58,522       83,796  169,828
    -----------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Commission advances                       $34,391      $36,387  $96,625
    -----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2005, the Distributor retained such 12b-1 fees as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    12b-1 fees retained                       $62,168      $60,267 $100,448
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2005, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    CDSC retained                             $12,259      $23,371  $23,754
    -----------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event -- Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2005, to shareholders of record on December 9, 2005, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Dividend per share:
     Class A                                   $.0345       $.0350   $.0360
     Class B                                    .0280        .0285    .0295
     Class C                                    .0300        .0305    .0310
     Class R                                    .0365        .0370    .0380
    -----------------------------------------------------------------------

The Funds also declared capital gain and net ordinary income distributions, which were paid on December 5, 2005, to shareholders of record on December 1, 2005, as follows:

                                               Maryland Pennsylvania Virginia
   --------------------------------------------------------------------------
   Capital gains distribution per share          $.0399       $   --   $.0443
   Net ordinary income distribution per share*    .0015        .0002    .0002
   --------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
38

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     ----------------------------
                                                                                                              Before Credit/
                                                                                                              Reimbursement
MARYLAND                                                                                                   ------------------
                                                                                                                        Ratio
                                                                                                                       of Net
                                                                                                                      Invest-
                                                                                                           Ratio of      ment
                                           Net                                                             Expenses    Income
              Beginning         Net  Realized/             Net                  Ending              Ending       to        to
                    Net     Invest- Unrealized         Invest-                     Net                 Net  Average   Average
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets      Net       Net
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)        $10.75        $.21      $(.22) $(.01)   $(.21)   $  --  $(.21) $10.53      (.10)% $48,276      .90%*    3.85%*
  2005            10.36         .43        .41    .84     (.44)    (.01)  (.45)  10.75      8.21    44,385      .89      4.01
  2004            10.83         .45       (.47)  (.02)    (.45)      --   (.45)  10.36      (.15)   38,219      .92      4.25
  2003            10.24         .48        .60   1.08     (.49)      --   (.49)  10.83     10.74    34,069      .93      4.53
  2002            10.14         .50        .09    .59     (.49)      --   (.49)  10.24      5.88    29,178      .97      4.84
  2001             9.55         .48        .58   1.06     (.47)      --   (.47)  10.14     11.36    26,137     1.00      4.82
Class B (3/97)
  2006(e)         10.76         .17       (.21)  (.04)    (.17)      --   (.17)  10.55      (.37)   13,084     1.65*     3.10*
  2005            10.38         .35        .40    .75     (.36)    (.01)  (.37)  10.76      7.31    14,082     1.64      3.26
  2004            10.84         .37       (.45)  (.08)    (.38)      --   (.38)  10.38      (.78)   14,340     1.67      3.50
  2003            10.26         .40        .59    .99     (.41)      --   (.41)  10.84      9.81    15,125     1.68      3.78
  2002            10.15         .42        .10    .52     (.41)      --   (.41)  10.26      5.18    10,588     1.72      4.08
  2001             9.56         .41        .58    .99     (.40)      --   (.40)  10.15     10.53     6,474     1.74      4.08
Class C (9/94)
  2006(e)         10.74         .18       (.22)  (.04)    (.18)      --   (.18)  10.52      (.35)   16,223     1.45*     3.30*
  2005            10.35         .37        .41    .78     (.38)    (.01)  (.39)  10.74      7.67    15,565     1.44      3.46
  2004            10.82         .39       (.46)  (.07)    (.40)      --   (.40)  10.35      (.66)   14,158     1.47      3.70
  2003            10.24         .42        .59   1.01     (.43)      --   (.43)  10.82     10.08    13,049     1.48      3.98
  2002            10.14         .44        .09    .53     (.43)      --   (.43)  10.24      5.32     7,925     1.52      4.28
  2001             9.56         .43        .57   1.00     (.42)      --   (.42)  10.14     10.64     6,046     1.55      4.28
Class R (2/92)
  2006(e)         10.77         .22       (.22)    --     (.22)      --   (.22)  10.55       .02    38,856      .70*     4.05*
  2005            10.39         .45        .40    .85     (.46)    (.01)  (.47)  10.77      8.33    40,325      .69      4.21
  2004            10.85         .47       (.45)   .02     (.48)      --   (.48)  10.39       .17    40,465      .72      4.45
  2003            10.27         .50        .59   1.09     (.51)      --   (.51)  10.85     10.86    42,967      .73      4.73
  2002            10.16         .52        .10    .62     (.51)      --   (.51)  10.27      6.20    40,444      .77      5.03
  2001             9.58         .50        .57   1.07     (.49)      --   (.49)  10.16     11.41    40,619      .80      5.03
--------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
              Ratios/Supplemental Data
              ----------------------------------------------------
                     After            After Credit/
                Reimbursement(c)     Reimbursement(d)
MARYLAND      ------------------   ------------------
                           Ratio                Ratio
                          of Net               of Net
                         Invest-              Invest-
              Ratio of      ment   Ratio of      ment
              Expenses    Income   Expenses    Income
                    to        to         to        to
               Average   Average    Average   Average   Portfolio
Year Ended         Net       Net        Net       Net    Turnover
May 31,         Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------
Class A (9/94)
  2006(e)          .90%*    3.85%*      .88%*    3.87%*         7%
  2005             .89      4.01        .89      4.02           8
  2004             .92      4.25        .91      4.26           8
  2003             .93      4.53        .91      4.55          12
  2002             .97      4.84        .96      4.85           4
  2001            1.00      4.82        .98      4.84          28
Class B (3/97)
  2006(e)         1.65*     3.10*      1.63*     3.12*          7
  2005            1.64      3.26       1.64      3.27           8
  2004            1.67      3.50       1.66      3.51           8
  2003            1.68      3.78       1.66      3.79          12
  2002            1.72      4.08       1.71      4.09           4
  2001            1.74      4.08       1.73      4.09          28
Class C (9/94)
  2006(e)         1.45*     3.30*      1.43*     3.32*          7
  2005            1.44      3.46       1.44      3.47           8
  2004            1.47      3.70       1.46      3.71           8
  2003            1.48      3.98       1.46      3.99          12
  2002            1.52      4.28       1.51      4.29           4
  2001            1.55      4.28       1.53      4.29          28
Class R (2/92)
  2006(e)          .70*     4.05*       .68*     4.07*          7
  2005             .69      4.21        .69      4.22           8
  2004             .72      4.45        .71      4.46           8
  2003             .73      4.73        .71      4.75          12
  2002             .77      5.03        .76      5.05           4
  2001             .80      5.03        .78      5.04          28
------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations       Less Distributions
                                                   ---------------------------  ----------------------


PENNSYLVANIA




                                                                    Net
                                         Beginning       Net  Realized/             Net                 Ending
                                               Net   Invest- Unrealized         Invest-                    Net
                                             Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended May 31,                           Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2006(e)                                    $10.58      $.21      $(.18) $ .03    $(.22)     $-- $(.22) $10.39       .24%
 2005                                        10.16       .45        .42    .87     (.45)      --  (.45)  10.58      8.72
 2004                                        10.60       .47       (.45)   .02     (.46)      --  (.46)  10.16       .16
 2003                                        10.16       .48        .45    .93     (.49)      --  (.49)  10.60      9.36
 2002                                        10.06       .51        .11    .62     (.52)      --  (.52)  10.16      6.39
 2001                                         9.38       .53        .66   1.19     (.51)      --  (.51)  10.06     12.81
Class B (2/97)
 2006(e)                                     10.58       .17       (.18)  (.01)    (.18)      --  (.18)  10.39      (.14)
 2005                                        10.16       .37        .42    .79     (.37)      --  (.37)  10.58      7.94
 2004                                        10.61       .39       (.46)  (.07)    (.38)      --  (.38)  10.16      (.63)
 2003                                        10.17       .40        .46    .86     (.42)      --  (.42)  10.61      8.59
 2002                                        10.07       .44        .11    .55     (.45)      --  (.45)  10.17      5.54
 2001                                         9.40       .46        .65   1.11     (.44)      --  (.44)  10.07     11.97
Class C (2/94)
 2006(e)                                     10.55       .18       (.18)    --     (.19)      --  (.19)  10.36      (.02)
 2005                                        10.13       .39        .43    .82     (.40)      --  (.40)  10.55      8.19
 2004                                        10.57       .41       (.45)  (.04)    (.40)      --  (.40)  10.13      (.37)
 2003                                        10.14       .42        .44    .86     (.43)      --  (.43)  10.57      8.70
 2002                                        10.04       .46        .11    .57     (.47)      --  (.47)  10.14      5.74
 2001                                         9.37       .48        .65   1.13     (.46)      --  (.46)  10.04     12.21
Class R (2/97)
 2006(e)                                     10.56       .22       (.18)   .04     (.23)      --  (.23)  10.37       .35
 2005                                        10.14       .47        .42    .89     (.47)      --  (.47)  10.56      8.99
 2004                                        10.58       .49       (.45)   .04     (.48)      --  (.48)  10.14       .39
 2003                                        10.15       .50        .44    .94     (.51)      --  (.51)  10.58      9.52
 2002                                        10.05       .54        .11    .65     (.55)      --  (.55)  10.15      6.53
 2001                                         9.38       .55        .65   1.20     (.53)      --  (.53)  10.05     13.01
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                     Ratios/Supplemental Data
                                         --------------------------------------------------------------------------------
                                                    Before Credit/           After            After Credit/
                                                    Reimbursement       Reimbursement(c)     Reimbursement(d)
PENNSYLVANIA                                     ------------------   ------------------   ------------------
                                                              Ratio                Ratio                Ratio
                                                             of Net               of Net               of Net
                                                            Invest-              Invest-              Invest-
                                                 Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                 Expenses    Income   Expenses    Income   Expenses    Income
                                          Ending       to        to         to        to         to        to
                                             Net  Average   Average    Average   Average    Average   Average   Portfolio
                                          Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,                         (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 2006(e)                                 $73,165      .89%*    4.02%*      .89%*    4.02%*      .87%*    4.04%*         8%
 2005                                     69,636      .89      4.31        .89      4.31        .88      4.31          21
 2004                                     64,455      .90      4.51        .90      4.51        .90      4.52           6
 2003                                     69,120      .92      4.63        .92      4.63        .91      4.63          15
 2002                                     64,526      .97      5.04        .97      5.04        .96      5.05          16
 2001                                     60,278     1.00      5.37       1.00      5.37        .98      5.38          21
Class B (2/97)
 2006(e)                                  10,482     1.64*     3.27*      1.64*     3.27*      1.62*     3.29*          8
 2005                                     11,999     1.64      3.56      `1.64      3.56       1.63      3.56          21
 2004                                     12,051     1.65      3.76       1.65      3.76       1.65      3.77           6
 2003                                     12,747     1.66      3.87       1.66      3.87       1.66      3.88          15
 2002                                     11,691     1.72      4.28       1.72      4.28       1.71      4.29          16
 2001                                      9,440     1.75      4.62       1.75      4.62       1.73      4.63          21
Class C (2/94)
 2006(e)                                  28,130     1.44*     3.47*      1.44*     3.47*      1.42*     3.49*          8
 2005                                     26,370     1.44      3.76       1.44      3.76       1.43      3.76          21
 2004                                     23,124     1.45      3.96       1.45      3.96       1.45      3.97           6
 2003                                     21,579     1.46      4.08       1.46      4.08       1.45      4.09          15
 2002                                     14,028     1.52      4.47       1.52      4.47       1.51      4.49          16
 2001                                     10,152     1.55      4.82       1.55      4.82       1.53      4.83          21
Class R (2/97)
 2006(e)                                  53,873      .69*     4.22*       .69*     4.22*       .67*     4.24*          8
 2005                                     55,160      .69      4.51        .69      4.51        .68      4.52          21
 2004                                     55,148      .70      4.71        .70      4.71        .70      4.72           6
 2003                                     59,240      .72      4.83        .72      4.83        .71      4.83          15
 2002                                     56,836      .77      5.24        .77      5.24        .76      5.25          16
 2001                                     55,290      .80      5.57        .80      5.57        .78      5.58          21
--------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                  Investment Operations        Less Distributions
                               ---------------------------  -----------------------                     ---------


VIRGINIA




                                                Net
                     Beginning       Net  Realized/             Net                   Ending               Ending
                           Net   Invest- Unrealized         Invest-                      Net                  Net
                         Asset      ment       Gain            ment  Capital           Asset     Total     Assets
Year Ended May 31,       Value Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
------------------------------------------------------------------------------------------------------------------
Class A (3/86)
 2006(e)                $11.05      $.22      $(.21) $ .01    $(.22)   $  --  $(.22) $10.84        .05% $174,144
 2005                    10.62       .47        .47    .94     (.48)    (.03)  (.51)  11.05       9.02   164,054
 2004                    11.06       .51       (.42)   .09     (.51)    (.02)  (.53)  10.62        .84   144,911
 2003                    10.65       .52        .44    .96     (.53)    (.02)  (.55)  11.06       9.26   154,509
 2002                    10.69       .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69   141,987
 2001                    10.10       .54        .58   1.12     (.53)      --   (.53)  10.69      11.27   136,248
Class B (2/97)
 2006(e)                 11.02       .18       (.20)  (.02)    (.18)      --   (.18)  10.82       (.21)   18,647
 2005                    10.59       .39        .47    .86     (.40)    (.03)  (.43)  11.02       8.26    20,428
 2004                    11.04       .42       (.41)   .01     (.44)    (.02)  (.46)  10.59        .02    20,735
 2003                    10.63       .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49    21,242
 2002                    10.67       .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93    16,461
 2001                    10.10       .46        .56   1.02     (.45)      --   (.45)  10.67      10.26    13,094
Class C (10/93)
 2006(e)                 11.03       .19       (.20)  (.01)    (.19)      --   (.19)  10.83       (.13)   27,707
 2005                    10.60       .41        .47    .88     (.42)    (.03)  (.45)  11.03       8.44    24,137
 2004                    11.04       .44       (.41)   .03     (.45)    (.02)  (.47)  10.60        .28    22,017
 2003                    10.63       .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67    23,054
 2002                    10.67       .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13    16,933
 2001                    10.10       .48        .57   1.05     (.48)      --   (.48)  10.67      10.50    15,468
Class R (2/97)
 2006(e)                 11.02       .23       (.21)   .02     (.23)      --   (.23)  10.81        .16    53,529
 2005                    10.59       .49        .48    .97     (.51)    (.03)  (.54)  11.02       9.28    53,408
 2004                    11.04       .53       (.42)   .11     (.54)    (.02)  (.56)  10.59        .97    50,810
 2003                    10.63       .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52    53,519
 2002                    10.67       .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93    50,502
 2001                    10.10       .56        .56   1.12     (.55)      --   (.55)  10.67      11.32    52,203
------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                         Ratios/Supplemental Data
                     -------------------------------------------------------------------------
                        Before Credit/           After            After Credit/
                        Reimbursement       Reimbursement(c)     Reimbursement(d)
VIRGINIA             ------------------   ------------------   ------------------
                                  Ratio                Ratio                Ratio
                                 of Net               of Net               of Net
                                Invest-              Invest-              Invest-
                     Ratio of      ment   Ratio of      ment   Ratio of      ment
                     Expenses    Income   Expenses    Income   Expenses    Income
                           to        to         to        to         to        to
                      Average   Average    Average   Average    Average   Average   Portfolio
                          Net       Net        Net       Net        Net       Net    Turnover
Year Ended May 31,     Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------
Class A (3/86)
 2006(e)                  .86%*    3.99%*      .86%*    3.99%*      .84%*    4.01%*         7%
 2005                     .86      4.32        .86      4.32        .85      4.33          18
 2004                     .87      4.65        .87      4.65        .86      4.66          10
 2003                     .88      4.82        .88      4.82        .87      4.84          16
 2002                     .89      5.08        .89      5.08        .88      5.09          11
 2001                     .91      5.14        .91      5.14        .90      5.14          17
Class B (2/97)
 2006(e)                 1.61*     3.24*      1.61*     3.24*      1.59*     3.26*          7
 2005                    1.61      3.58       1.61      3.58       1.60      3.59          18
 2004                    1.62      3.90       1.62      3.90       1.61      3.91          10
 2003                    1.63      4.07       1.63      4.07       1.62      4.08          16
 2002                    1.64      4.33       1.64      4.33       1.63      4.34          11
 2001                    1.66      4.38       1.66      4.38       1.65      4.39          17
Class C (10/93)
 2006(e)                 1.41*     3.44*      1.41*     3.44*      1.39*     3.46*          7
 2005                    1.41      3.77       1.41      3.77       1.40      3.78          18
 2004                    1.42      4.10       1.42      4.10       1.41      4.11          10
 2003                    1.43      4.27       1.43      4.27       1.42      4.28          16
 2002                    1.44      4.53       1.44      4.53       1.43      4.54          11
 2001                    1.46      4.59       1.46      4.59       1.45      4.59          17
Class R (2/97)
 2006(e)                  .66*     4.19*       .66*     4.19*       .64*     4.21*          7
 2005                     .66      4.53        .66      4.53        .65      4.54          18
 2004                     .67      4.85        .67      4.85        .66      4.86          10
 2003                     .68      5.02        .68      5.02        .67      5.04          16
 2002                     .69      5.28        .69      5.28        .68      5.29          11
 2001                     .71      5.34        .71      5.34        .71      5.34          17
----------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended November 30, 2005.

                                See accompanying notes to financial statements.

----
41

                                     Notes

--------------------------------------------------------------------------------
42

                                     Notes

--------------------------------------------------------------------------------
43

                                     Notes

--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services Company
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

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[LOGO] Nuveen Investments

MSA-MS1-1105D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date February 3, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date February 3, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date February 3, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.